                                                  Filed pursuant to Rule 497(h)

                               4,000,000 SHARES

                                  MEDALLION
                                  FINANCIAL CORP.

                    LOGO

                                 COMMON STOCK

  All of the shares of Common Stock, $.01 par value (the "Common Stock"), offered hereby (the "Offering") are being sold by Medallion Financial Corp. (the "Company").

  The Company is a specialty finance company with a leading position in the origination and servicing of loans financing the purchase of taxicab medallions and related assets. The Company also originates and services commercial installment loans financing small businesses in other targeted industries. In addition, the Company operates a taxicab rooftop advertising business. See "Business." The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. On May 29, 1996, the Company acquired the specialty finance and taxicab rooftop advertising businesses conducted by several companies. Prior to that date, the Company had no operations. See "The Company."

  The Common Stock is quoted on the Nasdaq National Market under the symbol "TAXI." On May 12, 1997, the last reported sale price of the Common Stock was $17.50 per share.

  This Prospectus sets forth the information about the Company that a prospective investor should know before purchasing Common Stock. Prospective investors are advised to read this Prospectus and retain it for future reference.

  SEE "RISK FACTORS" BEGINNING ON PAGE 11 OF THIS PROSPECTUS FOR INFORMATION THAT PROSPECTIVE INVESTORS SHOULD CONSIDER IN CONNECTION WITH THEIR INVESTMENT
 DECISION, INCLUDING INFORMATION RELATING TO THE DILUTION THAT SUCH INVESTORS
                                  WILL INCUR.

                                ---------------
 THESE SECURITIES  HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY  THE SECURITIES
   AND EXCHANGE COMMISSION OR  ANY STATE SECURITIES  COMMISSION NOR HAS  THE
    SECURITIES AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION
      PASSED  UPON  THE   ACCURACY  OR  ADEQUACY   OF  THIS   PROSPECTUS.
       ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                          PROCEEDS TO
                                            PRICE TO PUBLIC SALES LOAD(1) COMPANY(2)
-------------------------------------------------------------------------------------
Per Share.................................      $17.25          $0.91       $16.34
-------------------------------------------------------------------------------------
Total(3)..................................    $69,000,000    $3,640,000   $65,360,000

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1) The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriting."
(2) Before deducting expenses payable by the Company, estimated at $825,000.
(3) The Company has granted a 30-day option to the Underwriters to purchase up to an aggregate of 600,000 additional shares of Common Stock at the Price to Public less Sales Load, solely to cover over-allotments, if any. If all of such shares are purchased, the total Price to Public, Sales Load and Proceeds to Company will be $79,350,000, $4,186,000 and $75,164,000, respectively. See "Underwriting."

  The shares are being offered by the several Underwriters when, as and if delivered to and accepted by the Underwriters, and subject to various prior conditions, including the right to reject orders in whole or in part. It is expected that delivery of share certificates will be made against payment therefor at the offices of Furman Selz LLC in New York, New York on or about May 16, 1997.

FURMAN SELZ

              BEAR, STEARNS & CO. INC.

                                    EVEREN SECURITIES, INC.

                                                            J.C. BRADFORD & CO.
                                ---------------

                  The date of this Prospectus is May 13, 1997

  CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE COMMON STOCK, INCLUDING BY ENTERING STABILIZING BIDS OR EFFECTING SYNDICATE COVERING TRANSACTIONS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

  IN CONNECTION WITH THIS OFFERING, CERTAIN UNDERWRITERS AND SELLING GROUP MEMBERS MAY ENGAGE IN PASSIVE MARKET MAKING TRANSACTIONS IN THE COMMON STOCK ON THE NASDAQ NATIONAL MARKET, IN THE OVER-THE-COUNTER MARKET OR OTHERWISE IN ACCORDANCE WITH RULE 103 OF REGULATION M. SEE "UNDERWRITING."

                               PROSPECTUS SUMMARY

  Medallion Financial Corp. ("Medallion Financial") acquired on May 29, 1996 the specialty finance businesses conducted by Tri-Magna Corporation ("Tri-Magna"), Edwards Capital Company (collectively with its successor, Edwards Capital Corp., "Edwards") and Transportation Capital Corp. ("TCC" and, collectively with Tri-Magna and Edwards, the "Founding Companies") as well as the taxicab rooftop advertising business conducted by Tri-Magna. Tri-Magna had conducted its specialty finance and taxicab rooftop advertising businesses through its wholly-owned subsidiaries, Medallion Funding Corp. ("MFC") and Medallion Media, Inc. ("Media"), respectively, and references herein to Tri-Magna include such subsidiaries unless the context indicates otherwise. MFC, Edwards and TCC are small business investment companies ("SBICs"). Prior to the closing of the acquisitions of the Founding Companies (the "Acquisitions"), Medallion Financial had no operations. See "Business." Medallion Finanical is a business development company under the Investment Company Act of 1940, as amended (the "1940 Act") and conducts its operations primarily as a holding company through the Founding Companies.

                                ----------------

  UNLESS THE CONTEXT INDICATES OTHERWISE, ALL REFERENCES HEREIN TO THE "COMPANY" INCLUDE MEDALLION FINANCIAL CORP. AND THE FOUNDING COMPANIES COLLECTIVELY AND REFERENCES HEREIN TO "MEDALLION FINANCIAL" SHALL MEAN MEDALLION FINANCIAL CORP. ALONE.

                                ----------------

  THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION AND FINANCIAL STATEMENTS, INCLUDING THE NOTES THERETO, APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, ALL INFORMATION AND DATA IN THIS PROSPECTUS ASSUMES THAT THE UNDERWRITERS' OVER-ALLOTMENT OPTION IS NOT EXERCISED.

                                  THE COMPANY

  The Company is a specialty finance company with a leading position in the origination and servicing of loans financing the purchase of taxicab medallions and related assets ("Medallion Loans"). The Company also originates and services commercial installment loans financing small businesses in other targeted industries ("Commercial Installment Loans"). In addition, the Company operates a taxicab rooftop advertising business. See "Business."

  Management of the Company successfully operated Tri-Magna, the largest of the three Founding Companies acquired by Medallion Financial and an investment company registered under the 1940 Act, from the time it began its medallion lending operations in 1979. Alvin Murstein, a founder and the Chairman and Chief Executive Officer of the Company and of Tri-Magna, has over 40 years of experience in the ownership, management and financing of taxicab fleets, taxicab medallions and corporate car services. Andrew Murstein, the President and Chief Operating Officer, is the third generation of his family to be active in the taxicab industry. While loans in Tri-Magna's portfolio had been from time to time in arrears or default, Tri-Magna never experienced a loss of principal on any of the $299 million in aggregate principal amount of Medallion Loans it originated prior to the Acquisitions. Similarly, since the closing of the Acquisitions, the Company has not experienced any losses of principal on the Medallion Loans it has originated. See "Management" and "Business-- Medallion Lending."

  Medallion Loans comprised 76.3% of the Company's $176.5 million loan portfolio at December 31, 1996. Since 1979, the Company has originated, on a combined basis, approximately $561 million in Medallion Loans in New York City, Boston, Chicago, Cambridge, Newark, Philadelphia and Hartford. Substantially all of the Company's Medallion Loans are originated at fixed rates of interest in excess of the prime rate of interest charged by major commercial banks (the "Prime Rate"). Approximately 90% in principal amount of the Medallion Loans are collateralized by first security interests in New York City taxicab medallions and related assets. The Company estimates that the average loan-to-value ratio of all of the Company's Medallion Loans was 54% at December 31, 1996, which the Company believes is representative of its historical average loan to value ratio. In addition, the Company has recourse against the direct and indirect owners of the taxicab medallions and related assets through personal guarantees. Although personal guarantees increase the commitment of borrowers to repay their loans, there can be no assurance that the assets available under personal guarantees would, if required, be sufficient to satisfy the obligations secured by such guarantees. The New York City Taxi and Limousine Commission (the "TLC") estimates that the total value of all New York City medallions and related assets exceeds $2.5 billion and the Company estimates that the total value of all taxicab medallions and related assets in the United States exceeds $5 billion. The Company believes that it will continue to develop growth opportunities by further penetrating the highly fragmented medallion financing markets and by acquiring additional medallion financing businesses and portfolios. See "Business--Medallion Lending."

  Commercial Installment Loans comprised 23.7% of the Company's loan portfolio at December 31, 1996. From the inception of this business in 1987 through December 31, 1996, on a combined basis, the Company has originated approximately 1,382 Commercial Installment Loans in an aggregate principal amount of approximately $107 million. The Company's Commercial Installment Loan activity has increased in recent years, with the number and principal amount of Commercial Installment Loans originated by the Company, on a combined basis, in 1996 being 30.9% and 55.1% greater, respectively, than in 1995. The Company's Commercial Installment Loans generally are secured by equipment and made at fixed rates of interest averaging approximately 500 to 700 basis points over the prevailing Prime Rate. Approximately 81% of the aggregate principal outstanding of the Company's Commercial Installment Loan portfolio at December 31, 1996 was comprised of loans secured by either retail dry cleaning equipment or coin operated laundromat equipment. In addition, as with Medallion Loans, the Company requires, in substantially all cases, personal guarantees in connection with Commercial Installment Loans. The Company has focused its lending efforts on the retail dry cleaning and coin operated laundromat industries because they have offered the Company high rates of interest and a strong collateral position. The Company's aggregate realized loss of principal on loans secured by retail dry cleaning and coin operated laundromat equipment originated to date is $111,000 or 0.15% of the $72.1 million in principal amount of such loans. The Company plans to expand its Commercial Installment Loan activities to include a more diverse borrower base, a larger geographic area and other targeted industries. See "Business--Commercial Installment Loans."

  The Company has applied to the U.S. Small Business Administration (the "SBA") for a license to operate as a participating lender in the SBA's Section 7(a) loan program (a "Participating Lender"). If the Company's application is successful, the Company would become eligible to make loans guaranteed by the SBA to small businesses meeting certain size and other eligibility requirements established by the SBA. Thereby, the Company may provide a broader range of products, including variable rate loans, to its customers in existing and new markets while incurring a reduced level of credit risk associated with the U.S. government guarantee. There can be no assurance that the Company will be successful in its efforts to establish a Participating Lender or, if successful, that the SBA will guarantee loans originated by it. See "Business-- The SBA Section 7(a) Program."

  The Company funds its operations through credit facilities with bank syndicates and, to a lesser degree, through the issuance of fixed-rate, long-term subordinated debentures that are issued to, or guaranteed by, the SBA. In addition, the Company intends to establish a commercial paper program to reduce its cost of funds. There can be no assurance, however, that the Company will be able to establish such a program. See "Risk Factors--Availability of Funds." At December 31, 1996, $96.5 million of the Company's debt consisted of bank debt which was at a weighted average effective rate of interest of 7.03%, or 122 basis points below the Prime Rate and 147 basis points above 90-day LIBOR on such date. The balance of the Company's debt, $29.4 million, consisted of subordinated SBA debentures, with fixed rates of interest with a weighted average rate of 7.38%. At December 31, 1996, an additional $10.5 million of credit was available under the Company's $105.0 million revolving lines of credit at variable effective rates of interest averaging below the Prime Rate. Subsequent to December 31, 1996, the Company increased the amount available under its credit facilities by $21.0 million and repaid $1.5 million of subordinated SBA debentures. See "Business--Sources of Funds."

  The Company also has been providing taxicab rooftop advertising since November 1994, and at December 31, 1996, the Company had approximately 2,000 installed taxicab rooftop advertising displays ("Displays") nationwide. In furtherance of the Company's expansion strategy in this industry, the Company recently entered into an agreement to provide advertising on additional New York City taxicabs commencing in September 1997. Although the terms of this agreement do not guarantee that the Company will be able to place advertising on any minimum number of taxicabs, the Company believes that the effect of this agreement will be to nearly double the number of taxicabs the Company currently has under contract in New York City. As a result of this agreement, the Company believes that it will be the leading taxicab rooftop advertiser in the city. See "Business--Taxicab Rooftop Advertising."

  The Company believes that there is a significant opportunity for a provider of taxicab rooftop advertising that operates in several major metropolitan markets because many large advertisers prefer to advertise nationally. The Company is well positioned to take advantage of this opportunity because it believes it is one of the largest providers of such advertising in the nation. The Company currently provides such advertising in New York City, Miami, Philadelphia and Boston and intends to expand to other major metropolitan areas. The Company believes that there are growth opportunities within its existing markets because only approximately 28% of New York City taxicabs, and a much smaller percentage of the taxicabs in other major metropolitan areas nationwide, have rooftop advertising. In addition, the Company believes that its growth will be facilitated by its reputation and relationships within the taxicab industry and because the Company's arrangement with the taxicab owners provides them with incremental income. See "Business--Taxicab Rooftop Advertising."

  The Company is a closed-end, non-diversified management investment company under the 1940 Act. The investment objectives of the Company are to provide a high level of distributable income, consistent with preservation of capital, as well as long-term growth of net asset value. The Company is managed by its executive officers under the supervision of its Board of Directors and has retained FMC Advisers, Inc. ("FMC") as an investment adviser. The principals of FMC had served as directors and executive officers of Tri-Magna and MFC from inception of these businesses until the Acquisitions. The Company has elected to be treated as a business development company under the 1940 Act. See "Regulation." In addition, it has elected to be treated for tax purposes as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Company will not be subject to U.S. federal income tax on any investment company taxable income (which includes, among other things, dividends and interest reduced by deductible expenses) that it distributes to its stockholders if at least 90% of its investment company taxable income for that taxable year is distributed. The Company pays quarterly cash dividends to comply with this requirement. Stockholders can elect to reinvest distributions. See "Dividend Reinvestment Plan." The Company's specialty finance subsidiaries, MFC, TCC and Edwards (collectively the "RIC Subsidiaries"), have also elected to be treated as RICs and distribute at least 90% of their respective investment company taxable income to the Company. Media is not a RIC and, therefore, it does not have an income distribution requirement and is permitted to retain earnings to finance growth. See "Federal Income Tax Considerations."

                                  THE OFFERING

Common Stock offered by the
 Company(1).................. 4,000,000 shares
Common Stock to be
 outstanding after the
 Offering(1)(2).............. 12,250,000 shares
Nasdaq National Market
 Symbol...................... TAXI
Use of proceeds.............. Temporarily reduce indebtedness, increase loan portfolio, fund possible acquisitions,
                              repurchase participations and provide working
                              capital.
Distributions................ The Company pays quarterly cash dividends to its stockholders of at least 90% of its investment
                              company taxable income.

----------
(1) Does not include 600,000 shares of Common Stock issuable pursuant to the over-allotment option granted to the Underwriters.
(2) Excludes 218,389 shares issuable upon the exercise of options outstanding as of December 31, 1996 with a weighted average exercise price of $11.52 per share.

                                  RISK FACTORS

  Investment in shares of the Common Stock involves certain risks relating to the structure, operations and regulation of the Company that should be considered by prospective purchasers of the Common Stock. The following summary of risk factors is qualified in its entirety by the more detailed information appearing under the heading "Risk Factors" in this Prospectus. Principal risk factors include:

  Interest Rate Spread. The Company's net interest income is largely dependent upon achieving a positive interest rate spread. Accordingly, if recent increases in prevailing interest rates lead to a trend of higher interest rates, the Company's interest rate spread could decline. See "Risk Factors-- Interest Rate Spread."

  Leverage. The Company's use of leverage poses certain risks for holders of the Common Stock, including the possibility of higher volatility of both the net asset value of the Company and the market price of the Common Stock and, therefore, an increase in the speculative character of the Common Stock. See "Risk Factors--Leverage."

  Industry and Geographic Concentration. A substantial portion of the Company's revenue is derived from operations in New York City and these operations are substantially focused in the area of financing New York City taxicab medallions and related assets. There can be no assurance that an economic downturn in New York City in general, or in the New York City taxicab industry in particular, would not have an adverse impact on the Company. See "Risk Factors--Industry and Geographic Concentration" and "--Taxicab Industry Regulation."

  Reliance on Management. The success of the Company will be largely dependent upon the efforts of senior management. The death, incapacity or loss of the services of any of such individuals could have an adverse effect on the Company. See "Risk Factors--Reliance on Management."

  Government Regulation of Tobacco Advertising. Historically, a substantial portion of the Company's taxicab rooftop advertising revenue has been derived from tobacco products advertising. In August 1996, the U.S. Food and Drug Administration (the "FDA") enacted final regulations restricting the sale and advertising of cigarette and smokeless tobacco products. On April 25, 1997, however, a federal district court in Greensboro, North Carolina ruled that the FDA does not have the authority to restrict such advertising. The FDA has indicated that it will appeal the decision. If the FDA is successful in its appeal, the Company believes that certain of these restrictions could have a material adverse effect upon the taxicab rooftop advertising business of the Company. See "Risk Factors--Government Regulation of Tobacco Advertising."

  Substantial Influence by Existing Stockholders and Shares Eligible for Future Sale. After the Offering, two officers who are also directors of the Company, together with entities affiliated with them, will beneficially own approximately 21% of the Common Stock outstanding. Because of their Common Stock ownership, these stockholders, if they were to act together, could influence the election of all members of the Company's Board of Directors and determine some corporate actions after the Offering. All of these shares are restricted securities under Rule 144 of the Securities Act of 1933, as amended (the "Securities Act") and became eligible for sale, subject to the Rule 144 resale restrictions on April 29, 1997. However, all of such shares are also subject to lock-up agreements with the Underwriters and may not be sold until May 23, 1998 without the prior written consent of Furman Selz LLC. Such consent would not, however, affect the resale restrictions under Rule 144. See "Risk Factors--Control by Existing Stockholders" and "--Shares Eligible for Future Sale."

                               FEES AND EXPENSES

  The purpose of the following table is to assist prospective investors in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly.

                                  FEE TABLE(1)

STOCKHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price)....................  5.28%(2)
  Dividend Reinvestment Plan Fees...................................  None(3)
ANNUAL EXPENSES (as a percentage of net assets attributable to
 Common Stock)                                                            (4)
  Management Fees...................................................  0.19(5)
  Interest Payments on Borrowed Funds...............................  7.09(6)
  Operating Expenses................................................  2.97(7)
  Other Expenses....................................................  0.37
                                                                     -----
Total Annual Expenses............................................... 10.62%
                                                                     =====

----------
(1) Based on estimated amounts for the current fiscal year.
(2) The Sales Load, which represents underwriting discounts and commissions, is a one-time fee paid by the Company to the Underwriters in connection with the Offering, and is the only sales load paid in connection with the Offering. See "Underwriting."
(3) The expenses of the Dividend Reinvestment Plan are included in stock record expenses, a component of "Other Expenses." The participants in the Dividend Reinvestment Plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases. See "Distributions and Price Range of Common Stock" and "Dividend Reinvestment Plan."
(4) Assumes a net asset value of $121.0 million, which will be the Company's estimated stockholders' equity upon completion of the Offering. Operating expenses, interest payments on borrowed funds and other expenses are calculated on an annualized basis based on the period beginning May 30, 1996 and ended December 31, 1996.
(5) Management expenses consist of fees paid to the Company's investment adviser, FMC. See "Investment Objectives, Policies and Restrictions--The Investment Adviser" and "Certain Transactions."
(6) Interest payments on borrowed funds consist primarily of interest payable under credit agreements with banks and on subordinated SBA debentures. See "Business--Sources of Funds."
(7) Operating expenses consist primarily of compensation and employee benefits, data processing, advertising, travel and other marketing expenses, occupancy costs and other similar expenses. See "Management."

EXAMPLE

  The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts assume no increase or decrease in leverage and are based upon payment by an investor of a 5.28% sales load (the underwriting discount paid by the Company in connection with the Offering) and payment by the Company of operating expenses at the levels set forth in the table above.

  An investor would pay the following expenses on a $1,000 investment, assuming
(i) a 5.0% annual return and (ii) reinvestment of all dividends and distributions at net asset value:

         1 YEAR              3 YEARS                       5 YEARS                       10 YEARS
         ------              -------                       -------                       --------
         $151                 $330                          $490                           $817

  This example as well as the information set forth in the table above should not be considered a representation of the future expenses of the Company. Actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Securities and Exchange Commission (the "Commission")) a 5.0% annual return, the Company's performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Dividend Reinvestment Plan will receive shares purchased by the Dividend Reinvestment Plan Agent at the market price in effect at the time, which may be at, above or below net asset value. See "Distributions and Price Range of Common Stock" and "Dividend Reinvestment Plan."

                           MEDALLION FINANCIAL CORP.
                      SUMMARY CONSOLIDATED FINANCIAL DATA
 FOR THE PERIOD MAY 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996

                                          THREE MONTHS ENDED
                           MAY 30 TO  ---------------------------  MAY 30 TO
                           JUNE 30,   SEPTEMBER 30, DECEMBER 31,  DECEMBER 31,
                             1996         1996          1996          1996
                          ----------- ------------- ------------- ------------
                          (UNAUDITED)  (UNAUDITED)   (UNAUDITED)
                                (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS
 DATA
Investment income........  $  1,393     $  4,263      $  4,756      $ 10,412
Interest expense.........       699        2,099         2,210         5,008
                           --------     --------      --------      --------
Net interest income......       694        2,164         2,546         5,404
Equity in earnings
 (losses) of
 unconsolidated
 subsidiary(1)...........        29          (23)          (69)          (63)
Other income.............        57          235           119           411
Accretion of negative
 goodwill................        65          180           176           421
Operating expenses.......      (266)        (932)       (1,033)       (2,231)
Amortization of
 goodwill................       (35)        (102)         (122)         (259)
                           --------     --------      --------      --------
Net investment income....       544        1,522         1,617         3,683
Realized gain on
 investments, net........       --            26            58            84
Change in unrealized
 depreciation of
 investments(2)..........       --           --            (46)          (46)
                           --------     --------      --------      --------
Net increase in net
 assets resulting from
 operations(3)...........  $    544     $  1,548      $  1,629      $  3,721
                           ========     ========      ========      ========
Net increase in net
 assets resulting from
 operations per
 share(3)................  $   0.07     $   0.19      $   0.20      $   0.45
                           ========     ========      ========      ========
Dividends declared per
 share...................  $   0.00     $   0.20      $   0.21      $   0.41
                           ========     ========      ========      ========
                            MAY 30,     JUNE 30,    SEPTEMBER 30, DECEMBER 31,
                             1996         1996          1996          1996
                          ----------- ------------- ------------- ------------
                          (UNAUDITED)  (UNAUDITED)   (UNAUDITED)
BALANCE SHEET DATA (IN
 THOUSANDS)
Investments
  Medallion Loans........  $116,398     $121,720      $125,039      $134,615
  Commercial Installment
   Loans.................    33,046       34,463        36,766        41,925
Unrealized depreciation
 of investments..........       --           --            --            (46)
                           --------     --------      --------      --------
Investments, net of
 unrealized depreciation
 of investments..........   149,444      156,183       161,805       176,494
Total assets.............   184,938      173,001       174,584       189,625
Notes payable and demand
 notes...................    90,400       79,700        81,300        96,450
Subordinated SBA
 debentures..............    30,590       30,421        29,263        29,390
Total liabilities........   125,877      113,284       113,649       130,619
Total stockholders'
 equity..................    56,122       56,692        58,241        56,487

                                                                    DECEMBER 31,
                                                                        1996
                                                                    ------------
                                                                    (UNAUDITED)
SELECTED FINANCIAL RATIOS AND OTHER DATA
Return on assets(4)(5).............................................     3.36%
Return on equity(5)(6).............................................    11.29
Average yield, e.o.p.(7)...........................................    10.80
Average cost of funds, e.o.p.(8)...................................     7.11
Spread, e.o.p.(9)..................................................     3.69
Other income ratio(5)(10)..........................................     0.40
Operating expense ratio(5)(11).....................................     2.02
Medallion Loans as a percentage of investments.....................       76
Commercial Installment Loans as a percentage of investments........       24
Investments to assets..............................................       93
Equity to assets...................................................       30
Debt to equity.....................................................      223
SBA debt to total debt.............................................       23

 (1) Equity in earnings (losses) of unconsolidated subsidiary represents the net income (loss) for the period indicated from the Company's investment in Media.
 (2) Change in unrealized depreciation of investments represents the (increase) decrease for the period in the unrealized depreciation applied against the Company's investments to state them at fair value.
 (3) Net increase in net assets resulting from operations is the sum of net investment income, net realized gains or losses on investments and the change in unrealized gains or losses on investments.
 (4) Return on assets represents net increase in net assets resulting from operations, for the period indicated, divided by total assets at December 31, 1996.
 (5) Selected financial ratios have been annualized for the period from May 30, 1996 to December 31, 1996.
 (6) Return on equity represents net increase in net assets resulting from operations, for the period indicated, divided by total stockholders' equity at December 31, 1996.
 (7) Average yield, e.o.p. represents the end of period weighted average interest rate on investments at the date indicated.
 (8) Average cost of funds, e.o.p. represents the end of period weighted average interest rate on debt at the date indicated.
 (9) Spread, e.o.p. represents average yield, e.o.p. less average cost of funds, e.o.p.
(10) Other income ratio represents other income, for the period indicated, divided by investments at December 31, 1996.
(11) Operating expense ratio represents operating expenses, for the period indicated, divided by total assets at December 31, 1996.

                           MEDALLION FINANCIAL CORP.
                      PRO FORMA SUMMARY FINANCIAL DATA(1)
              (SEE PRO FORMA FINANCIAL STATEMENTS FOR ADJUSTMENTS)
                                  (UNAUDITED)

                                       THREE MONTHS ENDED
                          ---------------------------------------------  YEAR ENDED
                          MARCH 31, JUNE 30, SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
                            1996      1996       1996          1996         1996
                          --------- -------- ------------- ------------ ------------
                                   (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS
 DATA
Investment income.......   $4,021    $4,091     $4,263       $ 4,756      $17,131
Interest expense........    1,822     1,871      2,099         2,210        8,002
                           ------    ------     ------       -------      -------
Net interest income.....    2,199     2,220      2,164         2,546        9,129
Equity in earnings
 (losses) of
 unconsolidated
 subsidiary(2)..........      (26)        2        (23)          (69)        (116)
Other income............      164       170        235           119          688
Accretion of negative
 goodwill...............      193       193        180           176          742
Operating expenses......     (921)     (970)      (932)       (1,033)      (3,856)
Amortization of
 goodwill...............     (105)     (105)      (102)         (122)        (434)
                           ------    ------     ------       -------      -------
Net investment income...    1,504     1,510      1,522         1,617        6,153
Realized gain (loss) on
 investments, net.......       (4)       10         26            58           90
Change in unrealized
 depreciation of
 investments(3).........       24         6        --            (46)         (16)
                           ------    ------     ------       -------      -------
Net increase in net
 assets resulting from
 operations(4)..........   $1,524    $1,526     $1,548       $ 1,629      $ 6,227
                           ======    ======     ======       =======      =======
Pro forma net increase
 in net assets resulting
 from operations per
 share(4)...............   $ 0.18    $ 0.18     $ 0.19       $  0.20      $  0.75
                           ======    ======     ======       =======      =======

----------
 (1) Prepared as if the Company's initial public offering of its Common Stock on May 29, 1996 (the "IPO") and the application of the proceeds of the IPO (including the Acquisitions and the application of the cash acquired in connection with the Acquisitions) occurred on January 1, 1996.
 (2) Equity in earnings (losses) of unconsolidated subsidiary represents the net income (loss) for the period indicated from the Company's investment in Media.
 (3) Change in unrealized depreciation of investments represents the (increase) decrease for the period in the unrealized depreciation applied against the Company's investments to state them at fair value.
 (4) Net increase in net assets resulting from operations is the sum of net investment income, net realized gains or losses on investments and the change in unrealized gains or losses on investments. Per share data is based upon 8,250,000 shares outstanding and does not reflect common stock equivalents as their effect is not material.

                                 RISK FACTORS

  In addition to the other information contained in this Prospectus, prospective investors should carefully consider the following risk factors in evaluating an investment in the shares of Common Stock offered hereby.

  This Prospectus contains forward-looking statements which involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed below.

INTEREST RATE SPREAD

  While the Medallion Loans and Commercial Installment Loans originated by the Company in most cases bear interest at fixed rates, the Company finances a substantial portion of such loans by incurring indebtedness with floating interest rates. As a result, the Company's interest costs have increased in the past and could increase in the future during periods of rising interest rates, which may decrease the interest rate spread and thereby adversely affect the Company's profitability. Accordingly, the Company, like most financial services companies, faces the risk of interest rate fluctuations. Accordingly, if recent increases in prevailing interest rates lead to a trend of higher interest rates, the Company's interest rate spread could decline. Although the Company intends to continue to manage its interest rate risk through asset and liability management, including the use of interest rate caps, general rises in interest rates will tend to reduce the Company's interest rate spread in the short term. In addition, the Company relies on its counterparties to perform their obligations under such interest rate caps. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  Furthermore, loans made by the Company typically may be prepaid by the borrower upon payment of certain prepayment charges. A borrower is likely to exercise prepayment rights at a time when the interest rate payable on the borrower's loan is high relative to prevailing interest rates. In such a lower interest rate environment, the Company will have difficulty re-lending such prepaid funds at comparable rates and, therefore, to the extent that the Company's cost of funds is not correspondingly reduced, such a decrease in market interest rates could adversely affect the Company. See "Business --
 Medallion Lending" and "-- Commercial Installment Loans."

LEVERAGE

  The Company is leveraged as a result of its bank borrowings and subordinated SBA debentures. Leverage poses certain risks for holders of Common Stock, including possible higher volatility of both the net asset value of the Company and the market price of the Common Stock. Since interest is paid to the Company's creditors before any income is distributed to the Company's stockholders, fluctuations in the interest payable to such creditors affect the yield to holders of the Common Stock. In addition, income earned by the Company from operations and lending the proceeds of borrowings must exceed the interest payable with respect to such borrowings in order for there to be income available for distribution to stockholders. Furthermore, the high rate of distribution of investment company taxable income required to maintain the Company's tax status as a RIC limits the funds that can be retained in the business to cover periods of loss, provide for future growth and pay for extraordinary items. In addition, in the event of a liquidation of the Company, the Company's creditors would have claims on the Company's assets superior to the claims of the holders of the Common Stock. Furthermore, certain amounts could become payable to the SBA in connection with the Company's repurchase, at a discount, of preferred stock from the SBA previously issued by MFC and TCC, which resulted in a realized gain in retained earnings in the amount of the repurchase discount. Such discount is being accreted to paid-in capital on a straight-line basis over 60 months; however, if MFC or TCC is liquidated or loses its SBA license during the accretion period, the SBA would have a claim for the remaining unaccreted amount attributable to the subsidiary liquidating or losing its license. See "Business -- Sources of Funds -- Preferred Stock Repurchase Agreements."

  At December 31, 1996, the Company had $96.5 million outstanding under credit facilities with bank syndicates aggregating $107.0 million and consisting of
(i) revolving lines of credit totalling $105.0 million, and (ii) a $2.0 million term loan. Subsequent to December 31, 1996, the Company increased the amount available under its credit facilities by $21.0 million. Amounts outstanding under the revolving lines of credit are secured by all of the Company's assets and bear interest at the relevant agent bank's prime rate or, at the Company's option, a rate based on LIBOR. At December 31, 1996, the rates of interest on amounts outstanding under the revolving lines of credit ranged from 6.50% to 8.25%. The $2.0 million term loan bears interest at the annual rate of 7.50%. The revolving lines of credit mature between April 30, 1997 and December 1, 1997 and the $2.0 million term loan matures on July 31, 1997. See "Use of Proceeds" and "Business -- Sources of Funds."

  At December 31, 1996, the Company had borrowed $29.4 million under subordinated SBA debentures that have fixed rates of interest and substantially all of which have a ten-year term. On April 7, 1997, the Company repaid $1.5 million of debentures. The remaining debentures have maturities ranging from June 1, 1998 to September 1, 2004 and rates of interest varying from 5.00% to 9.80% per annum.

  At December 31, 1996, the weighted average annual rate of interest on all of the Company's borrowings was 7.11%. Based upon that rate, the Company must achieve annual returns on investments of at least 4.72% to cover annual interest payments on the bank and subordinated SBA debentures described above. The following table illustrates the effect of leverage to a stockholder assuming the Company's cost of funds at December 31, 1996 as described above and various annual rates of return, net of expenses. The calculations set forth in the table are hypothetical and actual returns may be greater or less than those appearing below:

Assumed return on investments (net of
 expenses)(1).................................   -10%    -5%     0%   5%   10%
Corresponding net income to common
 stockholders(1).............................. -49.4% -32.6% -15.8% 0.9% 17.7%

----------
(1) Assumes (i) $189.6 million in average assets, (ii) an average cost of funds of 7.11%, (iii) $125.8 million in average debt outstanding and (iv) $56.5 million of average stockholders equity.

INDUSTRY AND GEOGRAPHIC CONCENTRATION

  Medallion Loans collateralized by New York City taxicab medallions and related assets comprised a substantial portion of the Company's Medallion Loan portfolio at December 31, 1996. According to TLC data, over the past 20 years New York City medallions have appreciated in value an average of 10.2% each year; however, for sustained periods during that time, medallions declined in value. Most of the Company's Commercial Installment Loans have been made to retail dry cleaning and coin operated laundromat businesses in New York City and a major portion of the Company's taxicab advertising revenue is derived from New York City taxicabs. There can be no assurance that the Company will be able to diversify geographically its operations or that an economic downturn in New York City in general, or in the New York City taxicab, retail dry cleaning or coin operated laundromat industries in particular, would not have an adverse impact on the Company. In addition to expanding geographically, the Company intends to continue to expand its financing operations to include other industries and financial products and there can be no assurance that management's experience with its current lending activities will lead to success with such other industries and products. See "Business."

RELIANCE ON MANAGEMENT

  The success of the Company is largely dependent upon the efforts of senior management. The death, incapacity or loss of the services of any of such individuals could have an adverse effect on the Company and there can be no assurance that other qualified officers could be hired. See "Management."

GOVERNMENT REGULATION OF TOBACCO ADVERTISING

  Historically, a substantial portion of the Company's taxicab rooftop advertising revenue has been derived from tobacco products advertising. For the period commencing with the Acquisitions and ending on December 31, 1996, approximately 78% of the Company's taxicab rooftop advertising revenue and 8% of the Company's overall revenue were derived from such advertising. In August 1996, President Clinton signed an executive order adopting rules proposed by the FDA restricting the sale and advertising of cigarette and smokeless tobacco products. Portions of these rules, which limit tobacco products advertising to a format consisting of black text on a white background and require the inclusion of a statement which identifies the product as a "nicotine-delivery device for persons over 18," apply to taxicab rooftop advertising. Certain advertisers of tobacco products may be unwilling to advertise in this format. On April 25, 1997, however, a federal district court in Greensboro, North Carolina ruled that the FDA does not have the authority to restrict such advertising. The FDA has indicated that it will appeal the decision. If the FDA is successful in its appeal, the Company believes that these restrictions could have a material adverse effect upon the taxicab rooftop advertising business of the Company. In addition, even if the FDA's appeal is not successful, discussions currently taking place among the tobacco industry, certain state attorneys general and certain members of Congress could result in a settlement that includes a ban on all outdoor advertising of tobacco products.

  From time to time there have been legislative initiatives requiring companies that carry tobacco product advertising to also display anti-smoking messages. In 1994, the U.S. Court of Appeals for the Second Circuit upheld a district court ruling which prevented the application of a New York City ordinance requiring, in certain circumstances, that Displays carry anti-smoking messages. There can be no assurance that there will not be further such initiatives or that they will be nullified by judicial action.

SUBSTANTIAL INFLUENCE BY EXISTING STOCKHOLDERS

  After the Offering, two officers who are also directors of the Company, together with entities affiliated with them, will beneficially own approximately 21% of the Common Stock outstanding (approximately 20% of the Common Stock outstanding assuming exercise of the Underwriters' over-allotment option in full). Because of their Common Stock ownership, these stockholders, if they were to act together, could influence the election of all members of the Company's Board of Directors and determine some corporate actions after the Offering. See "Principal Stockholders."

POTENTIAL ACQUISITION RISK

  As noted under "Use of Proceeds," the Company from time to time enters into discussions with potential acquisition candidates. By their nature, corporate acquisitions entail certain risks, including those related to undisclosed liabilities, the entry into new markets and personnel matters. Difficulties could also arise integrating the acquired operations or managing problems due to sudden increases in the size of the Company's loan portfolio. In such instances, the Company might be required to modify its operating systems and procedures, hire additional staff, obtain and integrate new equipment and complete other tasks appropriate for the assimilation of new and increased business activities. There can be no assurance that the Company would be successful, if and when necessary, in minimizing these inherent risks or in establishing systems and procedures which will enable it to effectively achieve its desired results in respect of any such acquisition. There also can be no assurance that the Company will actually make significant acquisitions.

AVAILABILITY OF FUNDS

  The Company has a continuing need for capital to finance its lending activities. The Company funds its operations through credit facilities with bank syndicates and, to a lesser degree, through subordinated SBA debentures. Reductions in the availability of funds from banks and under SBA programs on terms favorable to the Company could have a material adverse effect on the Company. Because the Company distributes to its stockholders at least 90% of its investment company taxable income, such earnings are not available to fund loan originations.

  At December 31, 1996, approximately 23.4% of the Company's $125.8 million of outstanding indebtedness consisted of subordinated SBA debentures and the Company intends to continue to seek to finance a portion of its business through SBA funding programs. Although the Company is not aware of any pending legislation to eliminate the SBA or to restrict or terminate the specific SBA programs in which the Company participates, some members of Congress have called for reform or elimination of various federally funded programs, including those of the SBA. Discontinuation, elimination or a significant reduction of or restriction on financing available to the Company from the SBA would reduce the Company's funding alternatives.

  Even if the SBA continues to receive funding and its programs are maintained in their current form, the financing that the SBA makes available to SBICs will remain limited and many SBICs will continue to compete with the Company for the limited funds that are available. Although the Company has obtained substantial financing under SBA programs in the past, there can be no assurance that the Company will be able to obtain its desired level of SBA financing in the future. See "Business--Sources of Funds."

  In addition to limits on the aggregate amount of SBA financing available, such financing is restricted in its application. The SBA has informed the Company that due to the SBA's concerns regarding the concentration of SBIC loans in the taxicab industry and the availability of private capital to finance taxicab related businesses, no additional SBA financing will be made available to certain SBICs for such loans. As a result, the Company does not expect to obtain additional SBA financing to originate additional Medallion Loans. See "Business -- Sources of Funds."

  The SBA also restricts the amount of secured bank debt that SBICs with outstanding SBA financing may incur. As a result, the SBA could preclude TCC and Edwards from increasing or refinancing their credit facilities. Combined with limitations on SBA funding, these restrictions on secured bank debt could restrict further growth of TCC's and Edwards' loan portfolios.

  The Company intends to establish a commercial paper program at MFC as an additional source of liquidity. In order to establish such a program, the Company intends to merge TCC into MFC to increase MFC's capital base. The Company intends to enter into an agreement with the SBA, maintaining MFC's current exemption from certain SBA restrictions on the amount of third party bank debt MFC can incur following the merger. If the Company does not enter into such agreement, the Company currently plans to pay all outstanding SBA subordinated debentures of TCC and thereby eliminate the SBA restrictions on third party bank debt for MFC. There can be no assurance that the Company will be able to enter into such an agreement with the SBA on terms acceptable to the Company or that MFC will be able to establish a commercial paper program. See "Business--Sources of Funds."

COMPETITION

  Banks, credit unions and other finance companies, some of which are SBICs, compete with the Company in the origination of Medallion Loans and Commercial Installment Loans. Finance subsidiaries of equipment manufacturers also compete with the Company. Many of these competitors have greater resources than the Company and certain competitors are subject to less restrictive regulations than the Company. As a result, there can be no assurance that the Company will be able to continue to identify and complete financing transactions that will permit it to continue to compete successfully. The Company's taxicab rooftop advertising business competes with other taxicab rooftop advertisers as well as all segments of the out-of-home advertising industry and other types of advertising media, including cable and network television, radio, newspapers, magazines and direct mail marketing. Many of these competitors have greater financial resources than the Company and offer several forms of advertising as well as production facilities. There can be no assurance that the Company will continue to compete with these businesses successfully. See "Business."

CREDIT QUALITY

  The Company's loans are not guaranteed by the SBA. The Company's borrower base consists primarily of small business owners that have limited resources. There is generally no publicly available information about such small business owners, and the Company must rely on the diligence of its employees and agents to obtain information in connection with the Company's credit decisions. In addition, these small businesses do not have audited financial statements. Typically, the success of small businesses and their ability to repay the Company's loans are dependant upon the management talents and efforts of one person or a small group of persons, and the death, disability or resignation of one or more of these persons could have an adverse impact on their business. Moreover, small businesses may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such companies may also experience substantial variations in operating results.

Lending to small businesses therefore involves a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. In addition, expansion of the portfolio and increases in the proportion of the portfolio consisting of Commercial Installment Loans could have an adverse impact on the credit quality of the portfolio. See "Business -- Medallion Lending" and "-- Commercial Installment Loans."

PORTFOLIO VALUATION

  Under the 1940 Act, the Company's loan portfolio must be recorded at fair market value or "marked to market." Unlike certain lending institutions, the Company is not permitted to establish reserves for loan losses, but adjusts quarterly the valuation of its portfolio to reflect the Company's estimate of the current realizable value of the loan portfolio. Since no ready market exists for this portfolio, fair market value is subject to the good faith determination of the Company's management and the approval of the Company's Board of Directors. In determining such value, the directors may take into consideration various factors such as the financial condition of the borrower, the adequacy of the collateral and interest rates. For example, in a period of sustained increases in market rates of interest, the Board of Directors could decrease its valuation of the portfolio because the portfolio consists primarily of fixed-rate loans. These fair valuation procedures are designed to approximate the value that would have been established by market forces and are therefore subject to uncertainties and variations from reported results. Based on the foregoing criteria, the Company determines net unrealized depreciation of investments or the amount by which the Company's estimate of the current realizable value of its portfolio is below its cost basis. Upon the completion of the Acquisitions on May 29, 1996, the Company's loan portfolio was recorded on the balance sheet at fair market value, which included $1.5 million of net unrealized depreciation, as estimated by the Company in accordance with the 1940 Act and the purchase method of accounting. At December 31, 1996, the Company's net unrealized depreciation of investments was approximately $46,000. Based upon current market conditions and current loan to value ratios, the Company's Board of Directors believes that its net unrealized depreciation of investments is adequate to reflect the fair market value of the portfolio. However, if recent increases in prevailing interest rates lead to a trend of higher interest rates, net unrealized depreciation of investments could increase and net increase in net assets resulting from operations could decline. Because of the subjectivity of these estimates, there can be no assurance that in the event of a foreclosure or in the sale of portfolio loans, the Company would be able to recover the amounts reflected on its balance sheet. Further, costs associated with foreclosure proceedings, such as a 5% New York City transfer tax assessed in connection with every medallion transfer, may reduce the Company's expected net proceeds. See "Business -- Medallion Lending -- Loan Portfolio"; "-- Commercial Installment Loans -- Loan Portfolio"; "-- Delinquency and Collections"; and "-- Loan Loss Experience."

TAXICAB INDUSTRY REGULATION

  Every city in which the Company originates Medallion Loans, and most other major cities in the United States, limit the supply of taxicab medallions. In many markets, regulation results in supply restrictions which, in turn, support the value of medallions; consequently, actions which loosen such restrictions and result in the issuance of additional medallions into a market could decrease the value of medallions in that market and, therefore, the collateral securing the Company's then outstanding Medallion Loans, if any, in that market. The Company is unable to forecast with any degree of certainty whether any potential increases in the supply of medallions will occur. However, in January 1996, the New York City Council passed a law authorizing the city to sell up to 400 additional taxicab medallions. The first 133 of such medallions were sold in May 1996 and an additional 133 were sold in October 1996 with the balance to be sold in either 1997 or 1998. See
"Business --Medallion Lending -- Industry Overview."

  In New York City, and in other markets where the Company originates Medallion Loans, taxicab fares are generally set by government agencies, whereas expenses associated with operating taxicabs are largely unregulated. As a consequence, in the short term, the ability of taxicab operators to recoup increases in expenses is limited. Escalating expenses, therefore, can render taxicab operation less profitable and make it more difficult for borrowers to service loans from the Company and could potentially adversely affect the value of the Company's collateral.

PASS-THROUGH TAX TREATMENT

 Risks Associated with Distribution Requirements and Leverage

  The Company, together with the RIC Subsidiaries, has qualified as a RIC under Subchapter M of the Code. In any year in which these companies so qualify under Subchapter M, they generally will not be subject to federal income tax on investment company taxable income (which includes, among other things, dividends and interest reduced by deductible expenses) distributed to their stockholders. To so qualify, these companies must meet certain income, distribution and diversification requirements. See "Federal Income Tax Considerations." However, because these companies use leverage, they are subject to certain asset coverage ratio requirements set forth in the 1940 Act. These asset coverage requirements could, under certain circumstances, prohibit these companies from making distributions that are necessary to maintain Subchapter M status. In addition, the asset coverage and distribution requirements impose significant cash flow management restrictions on the Company and limit the Company's ability to retain earnings to cover periods of negative income, provide for future growth and pay for extraordinary items, such as the repayment of principal of debt incurred by the Company. See "Federal Income Tax Considerations." Qualification as a RIC under Subchapter M is made on an annual basis and, although Medallion Financial and the RIC Subsidiaries are qualified as RICs, no assurance can be given that they will each continue to qualify for such treatment. If these companies were to elect not to be treated as RICs under Subchapter M, or were to fail to qualify because the 1940 Act asset coverage requirements or the payment of extraordinary items precluded distributions necessary to maintain Subchapter M status or for any other reason, their respective incomes would become fully taxable and a substantial reduction in the amount of income available for distribution to Medallion Financial and its stockholders would result. See "Federal Income Tax Considerations" and "Regulation."

  The Small Business Investment Act of 1958 (the "SBIA") and regulations thereunder ("SBA Regulations") restrict distributions by an SBIC. Consequently, an SBIC which is also a RIC could be prohibited by SBA Regulations from making the distributions necessary to qualify as a RIC. Under such circumstances, in order to comply with the SBA Regulations and the RIC distribution requirements, the applicable SBIC must request and receive a waiver of the SBA's restrictions. While the current policy of the Office of SBIC Operations is to grant such waivers if the SBIC makes certain offsetting adjustments to its paid-in capital and surplus accounts, there can be no assurance that this will continue to be the policy or that the relevant SBIC will have adequate capital to make the required adjustments. In the absence of a waiver, compliance with the SBA Regulations may result in loss of RIC status and a consequent imposition of an entity-level tax.

 Risks Associated with Diversification Requirements

  The Company intends to continue to pursue an expansion strategy in its taxicab rooftop advertising business and believes that there are growth opportunities in this market. However, the asset diversification requirements under the Code could restrict such expansion. These requirements provide, in part, that not more than 25% of the value of a RIC's total assets may be invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers controlled by such RIC which are engaged in similar or related trades or businesses. Unlike Medallion Financial's investments in the RIC Subsidiaries, which are not subject to this diversification test so long as these subsidiaries are RICs, Medallion Financial's investment in Media is subject to this test. The test is initially calculated at the time the assets are acquired. At the time of the Acquisitions, Media represented less than 25% of Medallion Financial's assets and the diversification test was satisfied. Subsequent growth of Media, if internally generated, will not retrigger the test even if Media represents in excess of 25% of Medallion Financial's assets. However, under the Code, the test must be reapplied in the event that Medallion Financial makes a subsequent investment in Media, lends to it or acquires another taxicab rooftop advertising business. If such aggregate asset value represents more than 25% of Medallion Financial's total assets at that time, Medallion Financial would fail the diversification test. If that were to occur, Medallion Financial would lose its RIC status with the consequences described above. Accordingly, the Company's maintenance of RIC status could limit the Company's ability to expand its taxicab rooftop advertising business. It will be the Company's policy to expand its advertising business through internally generated growth and to only consider an acquisition if, giving effect to the acquisition, the Code's diversification requirements would be met.

IMMEDIATE AND SUBSTANTIAL DILUTION

  Immediately upon the closing of the Offering, the purchasers of the Common Stock will experience dilution in the net tangible book value of their shares of $7.69 per share. See "Dilution." In addition, such purchasers will incur further dilution to the extent the Company issues options under the Medallion Financial Corp. 1996 Stock Option Plan (the "1996 Plan") and the Medallion Financial Corp. Non-interested Director Stock Option Plan (the "Director Plan") and such options are exercised at a time when the exercise price is less than the market price for the Common Stock. See "Management -- 1996 Stock Option Plan" and "-- Non-Interested Directors Stock Option Plan."

POSSIBLE VOLATILITY OF STOCK PRICE

  The market price of the Company's Common Stock, which is quoted on the Nasdaq National Market, may be subject to significant fluctuations in response to quarterly fluctuations in the Company's revenues and financial results and other factors. In particular, the realization of any of the risks described in these "Risk Factors" could have a dramatic and adverse impact on such market price. See "Underwriting."

DEPENDENCE ON CASH FLOW FROM SUBSIDIARIES

  Medallion Financial is a holding company and derives most of its operating income and cash flow from its subsidiaries. As a result, Medallion Financial relies entirely upon distributions from its subsidiaries to generate the funds necessary to make dividend payments and other distributions to its stockholders. Funds are provided to Medallion Financial by its subsidiaries through dividends and payments on intercompany indebtedness, but there can be no assurance that such subsidiaries will be in a position to continue to make such dividend or debt payments. See "The Company" and "Business."

CERTAIN ANTI-TAKEOVER PROVISIONS

  Certain provisions of the Company's Certificate of Incorporation ("Certificate") and the Restated By-Laws (the "By-Laws") may have the effect of discouraging a third party from making an acquisition proposal for the Company and thereby inhibit a change in control of the Company in circumstances that could give the holders of the Common Stock the opportunity to realize a premium over the then prevailing market price of the Common Stock. Such provisions may also adversely affect the market price for the Common Stock. In addition, the classification of the Company's Board of Directors into three classes may have the effect of delaying a change in control of the Company. See "Description of Capital Stock -- Delaware Law and Certain Provisions of the Certificate of Incorporation and the By-Laws."

SHARES ELIGIBLE FOR FUTURE SALE

  Future sales of substantial amounts of Common Stock in the public market, or the perception that such sales could occur, could adversely affect market prices prevailing from time to time. In addition, several of the Company's principal stockholders and entities affiliated with them hold a significant portion of the Company's outstanding Common Stock and a decision by one or more of these stockholders to sell their shares could adversely affect the market price of the Common Stock. Upon completion of the Offering, the Company will have outstanding 12,250,000 shares of Common Stock (12,850,000 if the Underwriters' over-allotment option is exercised in full). Of these shares, 5,660,000 shares and the 4,000,000 shares offered hereby (4,600,000 if the Underwriters' over-allotment option is exercised in full) will be freely tradable without restriction or registration under the Securities Act except to the extent purchased by affiliates of the Company.

  Of the remaining 2,590,000 shares (the "Restricted Shares"), 2,500,000 shares were issued and sold by the Company in private transactions in reliance upon exemptions from registration under the Securities Act and are restricted securities under Rule 144 of the Securities Act and may not be sold without registration except in compliance with Rule 144 or an exemption from registration under the Securities Act. These 2,500,000 shares were sold at the Company's inception on October 23, 1995 at their fair value at the time of $2,000 or, after giving effect to a 12,500 for one stock split effected on May 29, 1996, less than one cent per share. The balance of the Restricted Shares, 90,000, were purchased by an affiliate in the Company's initial public offering. All of the Restricted Shares are subject to lock-up agreements as described below (the "Lock-up Agreements"). In addition, all of the Restricted Shares became eligible for sale pursuant to the recently amended Rule 144 resale restrictions, including volume limitations, on April 29, 1997.

  Pursuant to Lock-up Agreements entered into by certain of the Company's directors and officers and certain other stockholders, all 2,590,000 of the Restricted Shares are subject to certain resale restrictions in addition to those imposed under Rule 144. Each party to these Lock-up Agreements has agreed not to, directly or indirectly, offer for sale, sell, contract to sell, grant an option to purchase or otherwise dispose of any shares of the Common Stock, except for shares escrowed by the Alvin Murstein Second Family Trust and the Andrew Murstein Family Trust (collectively, the "Murstein Trusts") for the benefit of FMC and gifts to family members or charitable institutions, until May 23, 1998, without the prior written consent of Furman Selz LLC. Such consent would not, however, affect the resale restrictions under Rule 144. In addition, the Company and all of the Company's other officers and directors have agreed that for a period of 90 days (180 days in the case of the Company) following the date of this Prospectus, they will not, without the prior written consent of Furman Selz LLC, directly or indirectly, offer for sale, sell, contract to sell, or grant an option to purchase or otherwise dispose of any shares of the Common Stock, except, in the case of the Company, options granted under the 1996 Plan or the Director Plan or shares issued pursuant to the exercise of outstanding options. See "Underwriting."

  The Company has reserved a total of 750,000 shares of Common Stock for issuance with respect to the grant of options under the 1996 Plan. Of such reserved shares, the Company has granted options to purchase a total of 201,420 shares of Common Stock, 181,820 of which were granted at an exercise price of $11.00 per share and 19,600 of which were granted at an exercise price of $14.375 per share, leaving 548,580 shares of Common Stock available for future grants under the 1996 Plan.

  In addition, a total of 100,000 additional shares of Common Stock have been reserved for issuance with respect to the grant of options under the Director Plan. Under the Director Plan, the Company has granted stock options to purchase a total of 16,969 shares of Common Stock at an option exercise price of $13.75, leaving 83,031 shares of Common Stock available for future grants under the Director Plan.

  The Company filed a registration statement under the Securities Act to register shares for issuance under the 1996 Plan. The Company expects to file a registration statement under the Securities Act to register shares for issuance under the Director Plan. Shares issued upon exercise of outstanding stock options after the effective date of such registration statement generally will be tradable without restriction under the Securities Act. See "Shares Eligible for Future Sale."

                                  THE COMPANY

  The Company is a specialty finance company with a leading position in the origination and servicing of Medallion Loans. The Company also originates and services Commercial Installment Loans. In addition, the Company operates a taxicab rooftop advertising business. The investment objectives of the Company are to provide a high level of current income, consistent with preservation of capital, as well as long-term growth of net asset value. Since its inception, the Company has paid quarterly cash dividends and intends to continue to do so.

  The Company is a closed-end, non-diversified management investment company and has elected to be treated as a business development company under the 1940 Act. See "Regulation." In addition, it has elected to be treated for tax purposes as a RIC under the Code. As a RIC, the Company is not subject to U.S. federal income tax on any investment company taxable income (which includes, among other things, dividends and interest reduced by deductible expenses) that it distributes to its stockholders for its taxable year if at least 90% of its investment company taxable income for that taxable year is distributed. See "Federal Income Tax Considerations."

  The Company was incorporated in Delaware in 1995 to acquire and expand the specialty finance and taxicab rooftop advertising businesses of the Founding Companies. For a description of the transactions pursuant to which these businesses were acquired, see "Business -- Formation Transactions" and "Certain Transactions." The Summary and Selected Consolidated Financial Data of the Company included in this Prospectus for the period May 30, 1996 (commencement of operations) to December 31, 1996 are derived from the actual consolidated financial position and results of operation of the Company for that period as set forth in the Consolidated Financial Statements of the Company included elsewhere in this Prospectus. The Pro Forma Summary and Selected Financial Data of the Company included in this Prospectus for the year ended December 31, 1996 and each quarter in the year ended December 31, 1996 are derived from the results of operations of each of the Founding Companies, collectively, and are presented as if the IPO and the Acquisitions had been effected as of January 1, 1996. In addition, Pro Forma Combined Statements of Operations for the Company for the year ended December 31, 1996, Pro Forma Combined Statements of Operations for each quarter in the year ended December 31, 1996 and Financial Statements and Notes thereto for each of the Founding Companies for the years ended December 31, 1994, 1995 and the period ended May 29, 1996 as well as Historical Selected Financial Data for each of the Founding Companies for the years ended December 31, 1992, 1993, 1994, 1995 and the period ended May 29, 1996 are included in this Prospectus.

  The following chart illustrates the organization of the Company:

                           [GRAPHIC APPEARS HERE]

  Tri-Magna Corporation (MFC and Media). Prior to the Acquisitions, MFC and Media were wholly-owned subsidiaries of Tri-Magna, which merged into Medallion Financial in connection with the Company's acquisition of MFC and Media. Management of the Company had operated Tri-Magna and its subsidiaries since they were organized. MFC was incorporated in 1979 and is a closed-end, management investment company registered under the 1940 Act. Before the termination of the SBA's Specialized Small Business Investment Company ("SSBIC") program in September 1996, MFC was an SSBIC. Following the termination of the SSBIC program, MFC was converted to an SBIC under an agreement with the SBA entered into in February 1997 (the "MFC Conversion Agreement").

  Operating primarily in New York City, MFC is a well-established medallion lender and has diversified its operations by developing a division that originates Commercial Installment Loans financing small businesses outside of the taxicab industry. As an SSBIC, MFC was restricted to financing small business concerns owned and managed by persons deemed to be socially or economically disadvantaged ("Disadvantaged Borrowers"). As an SBIC, MFC is permitted to lend to any small business concerns meeting the size and eligibility requirements established by the SBA rather than only small business concerns that are owned and managed by Disadvantaged Borrowers, subject to certain restrictions contained in the MFC Conversion Agreement. Accordingly, MFC now has a significantly larger potential borrower base. Although Edwards and TCC are also SBICs, unlike Edwards and TCC, MFC does not have SBA leverage outstanding and it is not, therefore, subject to SBA restrictions on the amount of third-party indebtedness it may incur. See "Regulation" and "Business-- Sources of Funds" and "Risk Factor--Availability of Funds." MFC's assets constituted 54.5% of the Company's assets at December 31, 1996.

  Media, which was incorporated in 1994, provides taxicab rooftop advertising and has initiated a plan to become a national provider of such advertising. Media currently provides such advertising in New York City, Miami, Philadelphia and Boston. Media constituted 0.5% of the Company's assets at December 31, 1996.

  Edwards Capital Corp. Operating almost exclusively in New York City, Edwards is a well-established medallion lender which has recently increased its volume of originations of Commercial Installment Loans.

Edwards is a closed-end, management investment company registered under the 1940 Act and is licensed as an SBIC by the SBA. Edwards' predecessor, Edwards Capital Company, was organized in 1979 and had operated as a privately held limited partnership from 1981 until the Company acquired substantially all of its assets and assumed substantially all of its liabilities through Edwards. Edwards' assets constituted 28.1% of the Company's assets at December 31, 1996.

  Transportation Capital Corp. TCC is a well-established and geographically diverse medallion lender with operations in Boston, Cambridge, Chicago and New York City which has also recently increased its volume of originations of Commercial Installment Loans. TCC is a closed-end, management investment company registered under the 1940 Act. TCC was incorporated in 1979 and prior to its acquisition by the Company, was a wholly-owned indirect subsidiary of Leucadia National Corporation ("Leucadia"). Like MFC, TCC was licensed as an SSBIC before the termination of the SSBIC program and is now licensed as an SBIC under the terms of an agreement with the SBA entered into in February 1997 (the "TCC Conversion Agreement"). Accordingly, like MFC, TCC is now permitted to make loans to borrowers other than Disadvantaged Borrowers, subject to certain restrictions contained in the TCC Conversion Agreement. See "Regulation." In the second quarter of 1997, the Company intends to merge TCC into MFC to increase MFC's capital and simplify the Company's corporate structure. See "Business--Sources of Funds" and "Risk Factor--Availability of Funds." TCC's assets constituted 8.9% of the Company's assets at December 31, 1996.

  The Company's executive offices are located at 205 East 42nd Street, Suite 2020, New York, New York 10017, and its telephone number is (212) 682-3300.

                                USE OF PROCEEDS

  The net proceeds to the Company from the Offering, after deducting underwriting discounts and commissions and other offering expenses payable by the Company (estimated to be approximately $4.5 million), are estimated to be approximately $64.5 million based upon a public offering price of $17.25 per share (approximately $74.3 million if the Underwriters' over-allotment option is exercised in full). The Company intends to use the net proceeds to increase its loan portfolio, to fund possible acquisitions of other finance companies, to repurchase participations that the Company previously sold to third parties and to provide working capital. The Company has entered into discussions from time to time with potential acquisition candidates; however, any ongoing discussions are preliminary and the Company has not entered into any definitive agreements with respect to such acquisitions at this time. Pending such use, the Company will temporarily reduce the aggregate amount of indebtedness outstanding under its revolving credit facilities by repaying indebtedness in the aggregate amount of $64.5 million, with interest rates ranging from 6.75% to 8.50% and with maturities ranging from May 1997 to June 1997. The Company will then reborrow from time to time amounts available under its existing revolving credit facilities for the aforementioned purposes. The Company believes that the net proceeds will be applied as set forth above within two months of the Offering. Pending such application, the Company intends to invest the net proceeds of this Offering in time deposits, income-producing securities with maturities of 15 months or less that are issued or guaranteed by the federal government or agencies thereof and high quality debt securities maturing in one year or less from the time of investment. See "Business--Sources of Funds."

                            ADDITIONAL INFORMATION

  The Company has filed with the Commission a Registration Statement on Form N-2 under the Securities Act with respect to the Common Stock offered hereby. This Prospectus, filed as part of the Registration Statement, does not contain all of the information set forth in the Registration Statement and the exhibits and schedules thereto. For further information with respect to the Company and the Common Stock, reference is hereby made to the Registration Statement, including the exhibits and schedules thereto. Statements contained in this Prospectus as to the contents of any contract or any other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

  The Company is subject to the informational requirements of the Securities Exchange Act of 1934, and, in accordance therewith, files reports, proxy statements and other information with the Commission. The Registration Statement and the exhibits and schedules thereto filed with the Commission, as well as such reports, proxy statements and other information, may be inspected, without charge, at the public reference facility maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Common Stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

                                   DILUTION

  The net tangible book value of the Company at December 31, 1996 was $52.6 million, or $6.38 per share. "Net tangible book value per share" is the tangible net worth (total tangible assets less total liabilities) of the Company divided by the number of shares of Common Stock outstanding. Based upon a public offering price per share of $17.25 and after giving effect to the sale of the Common Stock offered hereby (after deducting the underwriting discount and estimated offering expenses), the net tangible book value of the Company at December 31, 1996 would have been $117.1 million, or $9.56 per share, representing an immediate increase in net tangible book value of $3.18 per share to existing stockholders and an immediate dilution of $7.69 per share to the investors purchasing the shares of Common Stock in the Offering ("New Investors").

  The following table illustrates this dilution to New Investors:

   Public offering price per share...............................       $17.25
   Net tangible book value per share before the Offering......... $6.38
   Increase per share attributable to the sale of shares to New
    Investors....................................................  3.18
                                                                  -----
   Net tangible book value per share after the Offering..........         9.56
                                                                        ------
   Dilution to New Investors.....................................       $ 7.69
                                                                        ======

                 DISTRIBUTIONS AND PRICE RANGE OF COMMON STOCK

  The Company has distributed and currently intends to continue to distribute 90% of its investment company taxable income on a quarterly basis to its stockholders. On November 26, 1996, the Company paid its first quarterly cash dividend of $0.20 per share and on January 30, 1997, the Company paid its second quarterly cash dividend of $0.21 per share. On April 28, 1997, the Board of Directors declared its third quarterly cash dividend of $0.22 per share payable on May 21, 1997 to stockholders of record as of May 8, 1997. Investment company taxable income of the Company includes, among other things, dividends and interest reduced by deductible expenses. See "Federal Income Tax Considerations." The Company does not expect to have capital gains; however, to the extent that it does, it will distribute them annually. The Company's ability to make dividend payments is restricted by certain asset coverage requirements under the 1940 Act and is dependent upon maintenance of its status as a RIC under the Code. See "Regulation" and "Federal Income Tax Considerations." The Company's ability to make dividend payments is further restricted by certain financial covenants contained in the Company's credit agreements, by SBA Regulations and under the terms of the subordinated SBA debentures. The Company has adopted a dividend reinvestment plan pursuant to which stockholders can have distributions reinvested in additional shares of Common Stock. See "Dividend Reinvestment Plan."

  Substantially all of the Company's investment company taxable income is expected to be comprised of cash dividends paid to it by the RIC Subsidiaries. The RIC Subsidiaries have elected to be treated for tax purposes as RICs under the Code and, therefore, must comply with the same income distribution requirements that apply to the Company. As RICs, they are not subject to U.S. federal income tax on any investment company taxable income that they distribute to their stockholder, the Company, if at least 90% of their respective investment company taxable income is distributed to the Company. See "Federal Income Tax Considerations." The policy of each of the RIC Subsidiaries is to make quarterly distributions to the Company of at least 90% of its investment company taxable income. Substantially all of the RIC Subsidiaries' net income is investment company taxable income and is derived from interest paid on Medallion Loans and Commercial Installment Loans.

  Media is not required to pay dividends to the Company. Media, unlike the RIC Subsidiaries, does not qualify as a RIC under the Code and, therefore, is not subject to RIC distribution requirements. Media is subject to U.S. federal income tax as a corporation under the Code and pays taxes on corporate income under the standard corporate tax rules. Media may retain all of its earnings for funding the operation and expansion of its business. Any dividends that are paid by Media to the Company, however, are expected to be distributed to stockholders.

  The Common Stock is quoted on the Nasdaq National Market under the symbol "TAXI." On May 12, 1997, the last reported sale price of the Common Stock was $17.50 per share. The following table sets forth the range of high and low sale prices of the Common Stock as reported on the Nasdaq National Market, the net asset value per share, the premium of high sale price to net asset value, the premium of low sale price to net asset value for the period from May 23, 1996, when public trading of the Common Stock commenced, through May 12, 1997 and each quarterly cash dividend declared by the Company. The Common Stock has historically traded at a premium to net asset value per share. There can be no assurance, however, that such premium will be maintained.

                                                   PREMIUM OF PREMIUM OF
                                                   HIGH SALES LOW SALES
                                         NET ASSET  PRICE TO   PRICE TO
                         SALE PRICE      VALUE PER NET ASSET  NET ASSET  DIVIDEND
                         HIGH     LOW    SHARE(1)   VALUE %    VALUE %   DECLARED
                         -----   -----   --------- ---------- ---------- --------
1996
  Second Quarter
   (beginning May 23,
   1996)................ $13 1/2 $11 3/4   $6.87      96.5       71.0     $  --
  Third Quarter.........  15      10        7.06     112.5       41.6      0.20
  Fourth Quarter........  15 1/4  12 1/8    6.85     122.6       77.0      0.21
1997
  First Quarter.........  20 1/2  13 7/8     --        --         --       0.22
  Second Quarter
   (through May
   12, 1997)............  19 1/2  15       --        --          --       --

----------
(1) Net Asset Value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values are based on outstanding shares at the end of each period. The Net Asset Value per Share for the first and second quarters of 1997 have not been determined by the Board of Directors as of the date hereof.

                                CAPITALIZATION

  The following table sets forth (i) the actual capitalization of the Company at December 31, 1996 and (ii) the capitalization of the Company at December 31, 1996, as adjusted to reflect the effects of the sale of 4,000,000 shares of Common Stock offered hereby after deducting the underwriting discount and estimated offering expenses, at a public offering price of $17.25 per share and the application of the estimated net proceeds as set forth herein. See "Use of Proceeds" and "Business -- Sources of Funds." This table should be read in conjunction with the Selected Financial Data included in this Prospectus.

                                                         DECEMBER 31, 1996
                                                       -------------------------
                                                        ACTUAL     AS ADJUSTED
                                                       ----------- -------------
                                                       (DOLLARS IN THOUSANDS)
Debt:
  Subordinated SBA debentures of subsidiaries......... $    29,390  $    29,390
  Notes payable to bank(1)............................      96,450       31,915
                                                       -----------  -----------
    Total long-term debt..............................     125,840       61,305
Stockholders' equity:
Common Stock, $.01 par value; 15,000,000 shares
 authorized; 8,250,000 shares issued and outstanding,
 (12,250,000 issued and outstanding as adjusted)(2)...          82          122
  Additional paid-in capital..........................      56,360      120,855
  Accumulated undistributed income....................          45           45
                                                       -----------  -----------
    Total stockholders' equity........................      56,487      121,022
                                                       -----------  -----------
Total capitalization.................................. $   182,327  $   182,327
                                                       ===========  ===========

----------
(1) The Company intends to temporarily repay $64.5 million of indebtedness with the proceeds of this Offering. See "Use of Proceeds."
(2) Excludes an aggregate of 218,389 shares issuable pursuant to stock options outstanding at December 31, 1996 that vest over varying periods of time. See "Shares Eligible for Future Sale -- Options."

                            SELECTED FINANCIAL DATA

  On May 29, 1996, Medallion Financial acquired each of the Founding Companies. Prior to this acquisition, each of the Founding Companies had been operating independently of the others and Medallion Financial had no operations. Accordingly, the following Selected Financial Data is comprised of three major sections.

  The first section, Consolidated Selected Financial Data, presents consolidated audited financial data of the Company for the period commencing May 30, 1996 and ending December 31, 1996 and is derived from the actual financial position and results of operation of the Company as set forth in the audited Consolidated Financial Statements of the Company included elsewhere in this Prospectus.

  The second section, Pro Forma Selected Financial Data, presents selected unaudited financial data of the Company as if the Founding Companies had been acquired and the IPO had been effected on January 1, 1996. It gives effect to the application of the proceeds of the IPO and the cash acquired in the Acquisitions. In addition, the pro forma information is based on available information and certain assumptions and adjustments set forth in the Notes to the "Pro Forma Combined Statement of Operations." The pro forma data are not necessarily indicative of the future results of operations of the Company.

  The third section presents the Historical Selected Financial Data of each of the Founding Companies. The Historical Selected Financial Data for the fiscal years ended December 31, 1995 and 1994 and the period ended May 29, 1996, have been derived from audited financial statements appearing elsewhere in this Prospectus. The Historical Selected Financial Data for Edwards and TCC have been reclassified to permit a presentation that is consistent with the investment company status they acquired upon completion of the Acquisitions. The Historical Selected Financial Data for the fiscal years ended December 31, 1992 for Edwards and 1993 for each of the Founding Companies have been derived from their respective audited financial statements not included in this Prospectus. The Historical Selected Financial Data for the fiscal year ended December 31, 1992 for Tri-Magna and TCC have been derived from their respective unaudited financial statements not included in this Prospectus. These unaudited financial statements have been prepared on the same basis as the audited financial statements and, in the opinion of management, contain all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the financial position and results of operations of the Founding Companies for the period presented.

  The Selected Financial Data provided herein should be read in conjunction with the financial statements of Tri-Magna, Edwards and TCC, including the Notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this Prospectus.

                           MEDALLION FINANCIAL CORP.
                      SELECTED CONSOLIDATED FINANCIAL DATA
 FOR THE PERIOD MAY 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996

                                            THREE MONTHS ENDED
                             MAY 30 TO  ---------------------------  MAY 30 TO
                             JUNE 30,   SEPTEMBER 30, DECEMBER 31,  DECEMBER 31,
                               1996         1996          1996          1996
                            ----------- ------------- ------------- ------------
                            (UNAUDITED)  (UNAUDITED)   (UNAUDITED)
                                  (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS
 DATA
Investment income.........   $  1,393     $  4,263      $  4,756      $ 10,412
Interest expense..........        699        2,099         2,210         5,008
                             --------     --------      --------      --------
Net interest income.......        694        2,164         2,546         5,404
Equity in earnings
 (losses) of
 unconsolidated
 subsidiary(1)............         29          (23)          (69)          (63)
Other income..............         57          235           119           411
Accretion of negative
 goodwill.................         65          180           176           421
Operating expenses........       (266)        (932)       (1,033)       (2,231)
Amortization of goodwill..        (35)        (102)         (122)         (259)
                             --------     --------      --------      --------
Net investment income.....        544        1,522         1,617         3,683
Realized gain on
 investments, net.........        --            26            58            84
Change in unrealized
 depreciation of
 investments(2)...........        --           --            (46)          (46)
                             --------     --------      --------      --------
Net increase in net assets
 resulting from
 operations(3)............   $    544     $  1,548      $  1,629      $  3,721
                             ========     ========      ========      ========
Net increase in net assets
 resulting from operations
 per share(3).............   $   0.07     $   0.19      $   0.20      $   0.45
                             ========     ========      ========      ========
Dividends declared per
 share....................   $   0.00     $   0.20      $   0.21      $   0.41
                             ========     ========      ========      ========
                              MAY 30,     JUNE 30,    SEPTEMBER 30, DECEMBER 31,
                               1996         1996          1996          1996
                            ----------- ------------- ------------- ------------
                            (UNAUDITED)  (UNAUDITED)   (UNAUDITED)
BALANCE SHEET DATA (IN
 THOUSANDS)
Investments
  Medallion Loans.........   $116,398     $121,720      $125,039      $134,615
  Commercial Installment
   Loans..................     33,046       34,463        36,766        41,925
Unrealized depreciation of
 investments..............        --           --            --            (46)
                             --------     --------      --------      --------
Investments, net of
 unrealized depreciation
 of investments...........    149,444      156,183       161,805       176,494
Total assets..............    184,938      173,001       174,584       189,625
Notes payable and demand
 notes....................     90,400       79,700        81,300        96,450
Subordinated SBA
 debentures...............     30,590       30,421        29,263        29,390
Total liabilities.........    125,877      113,284       113,649       130,619
Total stockholders'
 equity...................     56,122       56,692        58,241        56,487

                                                                DECEMBER 31,
                                                                    1996
                                                                ------------
                                                                (UNAUDITED)
SELECTED FINANCIAL RATIOS AND OTHER DATA
Return on assets(4)(5).........................................     3.36%
Return on equity(5)(6).........................................    11.29
Average yield, e.o.p.(7).......................................    10.80
Average cost of funds, e.o.p.(8)...............................     7.11
Spread, e.o.p.(9)..............................................     3.69
Other income ratio(5)(10)......................................     0.40
Operating expense ratio(5)(11).................................     2.02
Medallion Loans as a percentage of investments.................     76.3
Commercial Installment Loans as a percentage of investments....     23.7
Investments to assets..........................................     93.1
Equity to assets...............................................     29.8
Debt to equity.................................................      223
SBA debt to total debt.........................................     23.4

                                   MEDIA (1)

                                            THREE MONTHS ENDED
                                        --------------------------
                             MAY 30 TO                              MAY 30 TO
                             JUNE 30,   SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
                               1996         1996          1996         1996
                            ----------- ------------- ------------ ------------
                            (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
STATEMENT OF OPERATIONS
 DATA (IN THOUSANDS)
Advertising revenue.......     $151         $453          $491        $1,095
Cost of services..........       45          216           238           499
                               ----         ----          ----        ------
Gross margin..............      106          237           253           596
Other operating expenses..       72          272           315           659
                               ----         ----          ----        ------
Income (losses) before
 taxes....................       34          (35)          (62)          (63)
Income taxes (benefit)....        5          (12)            7           --
                               ----         ----          ----        ------
Net income (loss).........     $ 29         $(23)         $(69)       $  (63)
                               ====         ====          ====        ======

---------
 (1) Equity in earnings (losses) of unconsolidated subsidiary represents the net income (loss) for the period indicated from the Company's investment in Media.
 (2) Change in unrealized depreciation of investments represents the (increase) decrease for the period in the unrealized depreciation applied against the Company's investments to state them at fair value.
 (3) Net increase in net assets resulting from operations is the sum of net investment income, net realized gains or losses on investments and the change in unrealized gains or losses on investments.
 (4) Return on assets represents net increase in net assets resulting from operations, for the period indicated, divided by total assets at December 31, 1996.
 (5) Selected financial ratios have been annualized for the period from May 30, 1996 to December 31, 1996.
 (6) Return on equity represents net increase in net assets resulting from operations, for the period indicated, divided by total stockholders' equity at December 31, 1996.
 (7) Average yield, e.o.p. represents the end of period weighted average interest rate on investments at the date indicated.
 (8) Average cost of funds, e.o.p. represents the end of period weighted average interest rate on debt at the date indicated.
 (9) Spread, e.o.p. represents average yield, e.o.p. less average cost of funds, e.o.p.
(10) Other income ratio represents other income, for the period indicated, divided by investments at December 31, 1996.
(11) Operating expense ratio represents operating expenses, for the period indicated, divided by total assets at December 31, 1996.

                           MEDALLION FINANCIAL CORP.
                     PRO FORMA SELECTED FINANCIAL DATA(1)
             (SEE PRO FORMA FINANCIAL STATEMENTS FOR ADJUSTMENTS)
                                  (UNAUDITED)

                                       THREE MONTHS ENDED
                          ---------------------------------------------  YEAR ENDED
                          MARCH 31, JUNE 30, SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
                            1996      1996       1996          1996         1996
                          --------- -------- ------------- ------------ ------------
                                   (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS
 DATA
Investment income.......   $4,021    $4,091     $4,263        $4,756      $17,131
Interest expense........    1,822     1,871      2,099         2,210        8,002
                           ------    ------     ------        ------      -------
Net interest income.....    2,199     2,220      2,164         2,546        9,129
Equity in earnings
 (losses) of
 unconsolidated
 subsidiary(2)..........      (26)        2        (23)          (69)        (116)
Other income............      164       170        235           119          688
Accretion of negative
 goodwill...............      193       193        180           176          742
Operating expenses......     (921)     (970)      (932)       (1,033)      (3,856)
Amortization of
 goodwill...............     (105)     (105)      (102)         (122)        (434)
                           ------    ------     ------        ------      -------
Net investment income...    1,504     1,510      1,522         1,617        6,153
Realized gain (loss) on
 investments, net.......       (4)       10         26            58           90
Change in unrealized
 depreciation of
 investments(3).........       24         6        --            (46)         (16)
                           ------    ------     ------        ------      -------
Net increase in net
 assets resulting from
 operations(4)..........   $1,524    $1,526     $1,548        $1,629      $ 6,227
                           ======    ======     ======        ======      =======
Pro forma net increase
 in net assets resulting
 from operations per
 share(4)...............   $ 0.18    $ 0.18     $ 0.19        $ 0.20      $  0.75
                           ======    ======     ======        ======      =======

                                   MEDIA(2)

                                       THREE MONTHS ENDED
                          ---------------------------------------------  YEAR ENDED
                          MARCH 31, JUNE 30, SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
                            1996      1996       1996          1996         1996
                          --------- -------- ------------- ------------ ------------
STATEMENT OF OPERATIONS
 DATA (IN THOUSANDS)
Advertising revenue.....    $396      $427       $453          $491        $1,767
Cost of services........     175       154        216           238           783
                            ----      ----       ----          ----        ------
Gross margin............     221       273        237           253           984
Other operating
 expenses...............     255       273        272           315         1,115
                            ----      ----       ----          ----        ------
Income (losses) before
 taxes..................     (34)      --         (35)          (62)         (131)
Income taxes (benefit)..      (8)       (2)       (12)            7           (15)
                            ----      ----       ----          ----        ------
Net income (loss).......    $(26)     $  2       $(23)         $(69)       $ (116)
                            ====      ====       ====          ====        ======

---------
 (1) Prepared as if the Company's IPO and the application of the proceeds of the IPO (including the Acquisitions and the application of the cash acquired in connection with the Acquisitions) occurred on January 1, 1996.
 (2) Equity in earnings (losses) of unconsolidated subsidiary represents the net income (loss) for the period indicated from the Company's investment in Media.
 (3) Change in unrealized depreciation of investments represents the (increase) decrease for the period in the unrealized depreciation applied against the Company's investments to state them at fair value.
 (4) Net increase in net assets resulting from operations is the sum of net investment income, net realized gains or losses on investments and the change in unrealized gains or losses on investments. Per share data is based upon 8,250,000 pro forma weighted average shares outstanding and does not reflect common stock equivalents as their effect is not material.

                            SELECTED FINANCIAL DATA
                                   TRI-MAGNA
              (MFC, BUT NOT MEDIA, IS CONSOLIDATED WITH TRI-MAGNA)

                                  YEAR ENDED DECEMBER 31,
                            -------------------------------------  JANUARY 1 TO
                               1992      1993     1994     1995    MAY 29, 1996
                            ----------- -------  -------  -------  ------------
                                         (DOLLARS IN THOUSANDS)
                            (UNAUDITED)
STATEMENT OF OPERATIONS
 DATA
Investment income.........    $ 7,953   $ 8,333  $ 8,820  $ 9,803    $ 4,423
Interest expense..........      3,509     3,661    4,756    6,034      2,517
                              -------   -------  -------  -------    -------
Net interest income.......      4,444     4,672    4,064    3,769      1,906
Equity in earnings
 (losses) of
 unconsolidated
 subsidiary(1)............        --        --        18      126        (53)
Other income..............        632       541      519      446        148
Total non-interest
 expense..................      2,754     3,097    2,700    2,615      1,816
Dividends paid on minority
 interest.................        277       277      277      208        --
                              -------   -------  -------  -------    -------
Net investment income.....      2,045     1,839    1,624    1,518        185
Realized gain (loss) on
 investments, net.........       (223)     (115)     (22)      61        --
Change in unrealized
 depreciation of
 investments(2)...........        125       (53)      58     (140)       --
Net increase in net assets
 resulting from
 operations...............    $ 1,947   $ 1,671  $ 1,660  $ 1,439    $   185
                              =======   =======  =======  =======    =======
SELECTED FINANCIAL RATIOS
 AND OTHER DATA(3)
Return on average
 assets(4)(5).............       2.81%     2.12%    1.88%    1.50%      1.86%
Return on average
 equity(5)(6).............      17.67     15.29    15.29    12.97      16.93
Interest rate spread
  Average yield(5)(7).....      12.11     10.99    10.20    10.61      11.00
  Average cost of
   funds(5)(8)............       7.44      6.09     7.00     8.26       7.56
  Spread(9)...............       4.67      4.90     3.20     2.35       3.44
Other income to average
 assets(5)................       0.91      0.69     0.59     0.47       0.36
Non-interest expense to
 average assets(5)(10)....       3.97      3.92     3.05     2.73       2.98
Weighted average assets...    $69,401   $78,921  $88,414  $96,189    $99,197
Weighted average
 investments(11)..........     65,673    75,790   86,496   92,433     96,479
Weighted average equity...     11,019    10,931   10,855   11,094     10,899
Weighted average debt.....     47,160    60,160   67,955   73,063     79,912
                                      DECEMBER 31,(3)
                            -------------------------------------    MAY 29,
                               1992      1993     1994     1995      1996(3)
                            ----------- -------  -------  -------  ------------
Medallion Loans as a
 percentage of
 investments..............       81.0%     81.0%    72.4%    68.4%      67.9%
Commercial Installment
 Loans as a percentage of
 investments..............       19.0      19.0     27.6     31.6       32.1
Investments to assets.....       93.8      96.4     96.7     96.3       97.0
Equity to assets..........       15.0      12.9     11.8     17.4       16.7
Debt to equity(12)........        259       315      356      464        482
SBA debt to total debt....       23.8      19.8     17.5      --         --
                                       DECEMBER 31,
                            -------------------------------------
                               1992      1993     1994     1995    MAY 29, 1996
                            ----------- -------  -------  -------  ------------
                            (UNAUDITED)
                                         (DOLLARS IN THOUSANDS)
BALANCE SHEET DATA
Investments
  Medallion Loans.........    $56,460   $66,437  $65,424  $66,338    $64,934
  Commercial Installment
   Loans..................     13,325    15,577   24,918   30,619     31,598
Unrealized depreciation of
 investments..............       (775)     (828)    (770)    (910)      (910)
                              -------   -------  -------  -------    -------
Investments, net of
 unrealized depreciation
 of investments...........     69,010    81,186   89,572   96,047     95,622
Total assets..............     73,603    84,239   92,590   99,788     98,605
Notes payable.............     40,000    50,700   59,025   80,295     79,395
Subordinated SBA
 debentures...............     12,500    12,500   12,500      --         --
Total liabilities.........     53,341    64,171   72,480   82,474     82,116
Minority interest.........      9,234     9,234    9,234      --         --
Total stockholders'
 equity...................     11,027    10,834   10,876   17,314     16,489

                                   MEDIA(1)

                                      NOVEMBER 22 TO  YEAR ENDED  JANUARY 1 TO
                                       DECEMBER 31,  DECEMBER 31,   MAY 29,
                                           1994          1995         1996
                                      -------------- ------------ ------------
STATEMENT OF OPERATIONS DATA (IN
 THOUSANDS)
Advertising revenue..................      $227         $1,542        $671
Cost of services.....................        83            484         284
                                           ----         ------        ----
Gross margin.........................       144          1,058         387
Other operating expenses.............       126            829         455
                                           ----         ------        ----
Income (losses) before taxes.........        18            229         (68)
Income taxes (benefit)...............       --             103         (15)
                                           ----         ------        ----
Net income (loss)....................      $ 18         $  126        $(53)
                                           ====         ======        ====

---------
 (1) Equity in earnings (losses) of unconsolidated subsidiary represents the net income (loss) for the period earned by Tri-Magna from its investment in Media.
 (2) Change in unrealized depreciation of investments represents the (increase) decrease for the period in the unrealized depreciation applied against Tri-Magna's investments to state them at fair value.
 (3) Unaudited.
 (4) Return on average assets is calculated as the net increase in net assets resulting from operations (excluding merger related costs) divided by the weighted average assets for the period.
 (5) Selected financial ratios are annualized for the period from January 1, 1996 to May 29, 1996.
 (6) Return on average equity is calculated as the net increase in net assets resulting from operations (excluding merger related costs) divided by the weighted average equity for the period.
 (7) Average yield is calculated as gross investment income for the period divided by the weighted average investments for the period.
 (8) Average cost of funds is calculated as interest expense for the period divided by the weighted average debt for the period.
 (9) Spread is calculated as the difference between average yield and average cost of funds.
(10) Non-interest expense to average assets is calculated as the total non-interest expense (excluding merger related costs) divided by the weighted average for the period.
(11) Investments consists of the Tri-Magna's loan portfolio and excludes cash and cash equivalents and Tri-Magna's investment in Media.
(12) Debt to equity is defined as total debt divided by total stockholders equity and minority interest.

                                    EDWARDS

                                    YEAR ENDED DECEMBER 31,
                                ----------------------------------  JANUARY 1 TO
                                 1992     1993     1994     1995    MAY 29, 1996
                                -------  -------  -------  -------  ------------
                                           (DOLLARS IN THOUSANDS)
STATEMENT OF OPERATIONS DATA
Investment income.............  $ 5,444  $ 4,955  $ 4,334  $ 4,317    $ 1,727
Interest expense..............    2,873    2,741    2,765    2,748      1,098
                                -------  -------  -------  -------    -------
Net interest income...........    2,571    2,214    1,569    1,569        629
Other income..................      412      476      620      443        129
Total non-interest expense....    1,512    1,022    1,108      885        660
Income tax expense............       73       51       21       40         16
                                -------  -------  -------  -------    -------
Net investment income.........    1,398    1,617    1,060    1,087         82
Realized gain (loss) on
 investments, net.............      (13)     --       --       --         --
                                -------  -------  -------  -------    -------
Net increase in net assets
 resulting from operations
 before extraordinary items...    1,385    1,617    1,060    1,087         82
Extraordinary items(1)........      --       --      (526)     --         --
                                -------  -------  -------  -------    -------
Net increase in net assets
 resulting from operations....  $ 1,385  $ 1,617  $   534  $ 1,087    $    82
                                =======  =======  =======  =======    =======
SELECTED FINANCIAL RATIOS AND
 OTHER DATA(2)
Return on average
 assets(3)(4).................     3.19%    3.60%    2.35%    2.42%      2.28%
Return on average partners'
 capital(4)(5)................    16.47    17.51    11.69    12.29      11.38
Interest rate spread
  Average yield(4)(6).........    13.10    11.51    10.06     9.92       9.40
  Average cost of
   funds(4)(7)................     8.14     7.97     7.97     7.96       7.54
Spread(8).....................     4.96     3.54     2.09     1.96       1.86
Other income to average
 assets(4)....................     0.95     1.06     1.38     0.99       0.68
Non-interest expense to
 average assets(4)(9).........     3.48     2.27     2.46     1.98       1.63
Weighted average assets.......  $43,465  $44,953  $45,025  $44,829    $45,543
Weighted average
 investments(10)..............   41,567   43,047   43,074   43,508     44,103
Weighted average partners'
 capital......................    8,409    9,235    9,064    8,846      9,112
Weighted average debt.........   35,275   34,385   34,690   34,535     34,947
                                        DECEMBER 31,(2)
                                ----------------------------------    MAY 29,
                                 1992     1993     1994     1995      1996(2)
                                -------  -------  -------  -------  ------------
Medallion Loans as a
 percentage of investments....     98.3%    98.3%    98.3%    98.6%      98.7%
Commercial Installment Loans
 as a percentage of
 investments..................      1.7      1.7      1.7      1.4        1.3
Investments to assets.........     96.7     97.0     97.5     97.1       96.7
Partners' capital to assets...     20.1     21.0     19.2     20.2       19.8
Debt to partners'
 capital(11)..................      382      365      408      382        385
SBA debt to total debt........     73.2     71.6     71.4     71.7       71.2
                                         DECEMBER 31,
                                ----------------------------------
                                 1992     1993     1994     1995    MAY 29, 1996
                                -------  -------  -------  -------  ------------
                                           (DOLLARS IN THOUSANDS)
BALANCE SHEET DATA
Investments
  Medallion Loans.............  $42,301  $43,383  $42,740  $43,177    $43,921
  Commercial Installment
   Loans......................      719      758      747      622        589
Unrealized depreciation of
 investments..................      (50)     (43)     (20)     (20)       (20)
                                -------  -------  -------  -------    -------
Investments, net of unrealized
 depreciation of investments..   42,970   44,098   43,467   43,779     44,490
Total assets..................   44,430   45,476   44,574   45,084     46,001
Notes payable and demand
 notes........................    9,125    9,900   10,000    9,850     10,100
Subordinated SBA debentures...   24,950   24,950   24,950   24,950     24,950
Total liabilities.............   35,511   35,926   35,998   35,967     36,894
Total partners' capital.......    8,919    9,551    8,576    9,117      9,107

 (1) Edwards incurred a prepayment premium of $526,000 in connection with its refinancing of $4.6 million and $5.1 million of subordinated SBA debentures on June 29, 1994 and September 28, 1994, respectively.
 (2) Unaudited.
 (3) Return on average assets is calculated as the net increase in net assets resulting from operations before extraordinary items (excluding the legal fees related to sale of assets) divided by the weighted average assets for the period.
 (4) Selected financial ratios are annualized for the period from January 1, 1996 to May 29, 1996.
 (5) Return on average partners' capital is calculated as the net increase in net assets resulting from operations before extraordinary items (excluding the legal fees related to the sale of assets) divided by the weighted average partners' capital for the period.
 (6) Average yield is calculated as gross investment income for the period divided by the weighted average investments for the period.
 (7) Average cost of funds is calculated as interest expense for the period divided by the weighted average debt for the period.
 (8) Spread is calculated as the difference between average yield and average cost of funds.
 (9) Non-interest expense to average assets is calculated as the total non-interest expense (excluding legal fees related to the sale of assets) divided by the weighted average for the period.
(10) Investments consists of Edwards' loan portfolio and excludes cash and cash equivalents.
(11) Debt to partners' capital is defined as total debt divided by total partners' capital.

                                      TCC

                                  YEAR ENDED DECEMBER 31,          JANUARY 1 TO
                            -------------------------------------    MAY 29,
                               1992      1993     1994     1995        1996
                            ----------- -------  -------  -------  ------------
                            (UNAUDITED)
STATEMENT OF OPERATIONS
 DATA
Investment income.........    $ 3,944   $ 3,110  $ 2,217  $ 1,836    $   682
Interest expense..........      1,538     1,064      709      450        148
                              -------   -------  -------  -------    -------
Net interest income.......      2,406     2,046    1,508    1,386        534
Total non-interest
 expense..................      1,038     1,269      711      760        260
Income tax expense
 (benefit)(1).............         74      (983)     653      381        128
                              -------   -------  -------  -------    -------
Net investment income,
 adjusted for taxes(2)....      1,294     1,760      144      245        146
Realized gain (loss) on
 investments..............       (646)      (69)    (144)     (50)         5
Change in unrealized
 depreciation of
 investments(3)...........        --        232      790      335         30
                              -------   -------  -------  -------    -------
Net increase (decrease) in
 net assets resulting from
 operations...............    $   648   $ 1,923  $   790  $   530    $   181
                              =======   =======  =======  =======    =======
SELECTED FINANCIAL RATIOS
 AND OTHER DATA(4)
Return on average
 assets(5)(6).............       2.46%     8.36%    3.90%    2.91%      2.56%
Return on average common
 equity(6)(7).............      14.73     33.84    11.22     6.74       5.23
Interest rate spread
  Average yield(6)(8).....      15.90     15.77    13.86    13.58      12.95
  Average cost of
   funds(6)(9)............       8.56      8.10     7.60     6.14       5.58
  Spread(10)..............       7.34      7.67     6.26     7.44       7.37
Non-interest expense to
 average assets(6)........       3.94      5.51     3.51     4.18       3.67
Weighted average assets...    $26,338   $23,011  $20,260  $18,183    $16,983
Weighted average
 investments(11)..........     24,235    18,994   14,442   10,389      9,745
Weighted average common
 equity...................      4,398     5,683    7,042    7,859      8,312
Weighted average debt.....     17,967    13,133    9,330    7,330      6,368
                                      DECEMBER 31,(4)
                            -------------------------------------    MAY 29,
                               1992      1993     1994     1995      1996(4)
                            ----------- -------  -------  -------  ------------
Medallion Loans as a
 percentage of
 investments..............       81.6%     85.4%    80.1%    81.5%      76.0%
Commercial Installment
 Loans as a percentage of
 investments..............       18.4      14.6     19.9     18.5       24.0
Loans to assets...........       74.4      75.6     52.8     52.6       56.3
Equity to assets..........       33.2      46.5     57.1     60.2       63.7
Debt to equity(12)........        192       107       73       64         53
SBA debt to total debt....       73.4     100.0    100.0    100.0      100.0
                                  YEAR ENDED DECEMBER 31,
                            -------------------------------------
                               1992      1993     1994     1995    MAY 29, 1996
                            ----------- -------  -------  -------  ------------
                            (UNAUDITED)
                                         (DOLLARS IN THOUSANDS)
BALANCE SHEET DATA
Investments
  Medallion Loans.........    $16,471   $15,433  $ 8,796  $ 7,988    $ 7,543
  Commercial Installment
   Loans..................      3,721     2,641    2,185    1,808      2,381
Unrealized depreciation of
 investments..............     (2,000)   (1,768)    (978)    (642)      (612)
                              -------   -------  -------  -------    -------
Investments, net of
 unrealized depreciation
 of investments...........     18,192    16,306   10,003    9,154      9,312
Cash and cash
 equivalents..............      5,790     3,911    8,199    7,781      6,797
Total assets..............     24,453    21,569   18,951   17,416     16,551
Notes payable and demand
 notes....................      4,132       --       --       --         --
SBA debentures............     11,405    10,730    7,930    6,730      5,640
Total liabilities.........     16,348    11,541    8,129    6,937      6,008
Total stockholders'
 equity...................      8,105    10,028   10,822   10,479     10,543

 (1) Income tax expense (benefit) includes income tax provision (benefit) on investment income, realized losses on investments and change in unrealized depreciation of investments. See note (2).
 (2) Net investment income has been adjusted by combining TCC's income tax provision (benefit) in order to present TCC's financial statements on a comparable basis to the other Founding Companies.
 (3) Change in unrealized depreciation of investments represents the (increase) decrease for the period in the unrealized depreciation applied against TCC's investments to state them at fair value.
 (4) Unaudited.
 (5) Return on average assets is calculated as the net increase (decrease) in net assets resulting from operations divided by the weighted average assets for the period.
 (6) Selected financial ratios are annualized for the period from January 1, 1996 to May 29, 1996.
 (7) Return on average common equity is calculated as the net increase in net assets resulting from operations divided by the weighted average equity for the period.
 (8) Average yield is calculated as gross investment income excluding interest income on cash and cash equivalents for the period divided by the weighted average investments for the period.
 (9) Average cost of funds is calculated as interest expense for the period divided by the weighted average debt for the period.
(10) Spread is calculated as the difference between average yield and average cost of funds.
(11) Investments consists of TCC's loan portfolio and excludes cash and cash equivalents.
(12) Debt to equity is defined as total debt divided by total stockholders equity and minority interests.

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

  The information contained in this section should be read in conjunction with the Consolidated Financial Statements and Notes thereto appearing in this Prospectus.

GENERAL

  The Company's principal activity is the origination and servicing of Medallion Loans and Commercial Installment Loans. The earnings of the Company depend primarily on its level of net interest income, which is the difference between interest earned on interest-earning assets consisting primarily of Medallion Loans and Commercial Installment Loans, and the interest paid on interest-bearing liabilities consisting primarily of credit facilities with bank syndicates and subordinated debentures issued to or guaranteed by the SBA. Net interest income is a function of the net interest rate spread, which is the difference between the average yield earned on interest-earning assets and the average interest rate paid on interest-bearing liabilities, as well as the average balance of interest-earning assets as compared to interest-bearing liabilities. Net interest income is affected by economic, regulatory and competitive factors that influence interest rates, loan demand and the availability of funding to finance the Company's lending activities. The Company, like other financial institutions, is subject to interest rate risk to the degree that its interest-earning assets reprice on a different basis than its interest-bearing liabilities.

  Trend in Loan Portfolio Yield. The Company's investment income is driven by the principal amount of and yields on Medallion Loans and Commercial Installment Loans. The following table illustrates the Company's weighted average portfolio yield at the dates indicated:

                                   MAY 30, 1996                  DECEMBER 31, 1996
                         -------------------------------- --------------------------------
                         WEIGHTED              PERCENTAGE WEIGHTED              PERCENTAGE
                         AVERAGE   PRINCIPAL    OF TOTAL  AVERAGE   PRINCIPAL    OF TOTAL
                          YIELD     AMOUNTS    PORTFOLIO   YIELD     AMOUNTS    PORTFOLIO
                         -------- ------------ ---------- -------- ------------ ----------
Medallion Loan
 Portfolio..............   9.84%  $116,398,395    77.9%     9.92%  $134,614,899    76.3%
Commercial Installment
 Loan Portfolio.........  13.42     33,045,702    22.1     13.51     41,925,289    23.7
                                  ------------   -----             ------------   -----
Total Portfolio.........  10.63   $149,444,097   100.0     10.80   $176,540,188   100.0
                                  ============   =====             ============   =====

  The weighted average yield e.o.p. of the Medallion Loan portfolio increased eight basis points from 9.84% at May 30, 1996 to 9.92% at December 31, 1996. Medallion Loans constituted 77.9% of the total portfolio of $149.4 million at May 30, 1996 and 76.3% of the total portfolio of $176.5 million at December 31, 1996.(/1/) The yields on the Company's Medallion Loans have been in a long-term decline. However, since December 31, 1994 the weighted average yield of the Medallion Loan portfolio has stabilized and since the commencement of the Company's operations following closing of the Acquisitions on May 29, 1996, slightly increased, resulting in slight increases in the weighted average yield of the entire portfolio. The weighted average yield e.o.p. of the entire portfolio increased 17 basis points from 10.63% at May 30, 1996 to 10.80% at December 31, 1996. The stabilization of the weighted average yield of the Medallion Loan portfolio is partially the result of stabilization in market interest rates for Medallion Loans, which began in July 1994. In addition, since December 1994, the weighted average yield of the entire portfolio has increased as older, lower interest rate loans in the portfolio have matured or been pre-paid and newer, higher interest rate loans have constituted a greater proportion of the portfolio. From inception of its business in 1979 through 1996, the period between the origination and final payment of all Medallion Loans originated by MFC has been estimated by the Company to be 29 months. The Company believes that this time period varies to some extent as a function of changes in interest rates because

----------
(/1/) e.o.p. or "end of period," indicates that a calculation is made at the date indicated rather than for the period then ended.

borrowers are more likely to exercise prepayment rights in a decreasing interest rate environment when the interest rate payable on the borrower's loan is high relative to prevailing interest rates and are less likely to prepay in a rising interest rate environment.

  The Company has also increased the average yield of the entire portfolio by shifting the portfolio mix toward a higher percentage of Commercial Installment Loans, which historically have had a yield of approximately 350 basis points higher than the Company's Medallion Loans and 500 to 700 basis points higher than the prevailing prime rate of interest charged by major commercial banks (the "Prime Rate"). The weighted average yield e.o.p. of the Commercial Installment Loan portfolio increased nine basis points from 13.42% at May 30, 1996 to 13.51% at December 31, 1996. In addition, the percentage of the entire portfolio composed of Commercial Installment Loans increased from 22.1%, or $33.0 million, at May 30, 1996 to 23.7%, or $41.9 million, at
December 31, 1996. The Company intends to continue to increase the percentage of Commercial Installment Loans in the total portfolio.

  Trend in Interest Expense. The Company's interest expense is driven by the interest rate payable on the Company's LIBOR-based short-term credit facilities with bank syndicates and, to a lesser degree, fixed-rate, long-term subordinated debentures issued to or guaranteed by the SBA. In recent years, the Company has reduced its reliance on SBA financing and increased the relative proportion of bank debt to total liabilities. SBA financing can offer very attractive rates, but such financing is restricted in its application and its availability is uncertain. In addition, SBA financing subjects its recipients to limits on the amount of secured bank debt they may incur. Accordingly, the Company plans to continue to limit its use of SBA funding and will seek such funding only when advantageous, such as when SBA financing rates are particularly attractive, and to fund loans that qualify under the SBIA and SBA Regulations through subsidiaries already subject to SBA restrictions. The Company believes that its transition to financing its operations primarily with short-term LIBOR-based bank debt has generally decreased its interest expense thus far, but has also increased the Company's exposure to the risk of increases in market interest rates which the Company attempts to mitigate with certain matching strategies. The Company also expects that net interest income should increase because bank debt is more available than SBA financing and will thus permit an increase in the size of the loan portfolio. On March 26, 1997, the Federal Reserve System increased the federal-funds interest rate by 25 basis points and, as a result, the prevailing Prime Rate has generally increased by 25 basis points. If these increases lead to a trend of higher interest rates, net interest rate spread could decline at least until the Company is able to originate new loans at the higher prevailing interest rates.

  The Company's cost of funds is primarily driven by (i) the average maturity of debt issued by the Company, (ii) the premium to LIBOR paid by the Company on its LIBOR-based debt, and (iii) the ratio of LIBOR-based debt to SBA financing. The Company incurs LIBOR-based debt for terms generally ranging from 30-180 days. The Company's subordinated debentures issued to or guaranteed by the SBA typically have terms of ten years. The Company's cost of funds reflects fluctuations in LIBOR to a greater degree than in the past because LIBOR-based debt has come to represent a greater proportion of the Company's debt. The percentage of the Company's total indebtedness composed of LIBOR-based indebtedness has increased from 70.4% at May 30, 1996 to 75.1% at December 31, 1996. The Company measures its cost of funds as its aggregate interest expense for all of its interest-bearing liabilities divided by the face amount of such liabilities. The Company analyzes its cost of funds in relation to the average of the 90- and 180-day LIBOR (the "LIBOR Benchmark"). The Company's average cost of funds e.o.p. increased from 7.09% or 162 basis points over the LIBOR Benchmark of 5.47% at May 30, 1996 to 7.11%, or 153 basis points over the LIBOR Benchmark of 5.58% at December 31, 1996.

  Taxicab Rooftop Advertising. In connection with its Medallion Loan finance business, the Company also conducts a taxicab rooftop advertising business through Media, which began operations in November 1994. Media's revenue is affected by the number of taxicab rooftop advertising displays ("Displays") that it owns and the occupancy rate and advertising rate of those Displays. At December 31, 1996, Media had approximately 2,000 installed Displays nationwide. On March 6, 1997 Media entered into an agreement with the Metropolitan

Taxi Board of Trade, Inc. (the "MTBOT") to provide advertising on New York City taxicabs affiliated with the MTBOT commencing on September 22, 1997. Although the terms of this agreement do not guarantee that Media will be able to place advertising on any minimum number of taxicabs, Media believes that the effect of this agreement will be to nearly double the number of taxicabs Media has under contract for rooftop advertising in New York City. As a result of this agreement, Media believes that it will be the leading taxicab rooftop advertiser in the city. The Company expects that Media will continue to expand its operations. Although Media is a wholly-owned subsidiary of the Company, its results of operations are not consolidated with the Company because Securities and Exchange Commission regulations prohibit the consolidation of non-investment companies, such as Media, with investment companies, such as the Company.

  Factors Affecting Net Assets. Factors which affect the Company's net assets include net realized gain/loss on investments and change in net unrealized depreciation of investments. Net realized gain/loss on investments is the difference between the proceeds derived upon foreclosure of a loan and the cost basis of such loan. Change in net unrealized depreciation of investments is the amount, if any, by which the Company's estimate of the fair market value of its loan portfolio is below the cost basis of the loan portfolio. Under the 1940 Act and the SBIA, the Company's loan portfolio must be recorded at fair market value or "marked to market." Unlike certain lending institutions, the Company is not permitted to establish reserves for loan losses, but adjusts quarterly the valuation of its loan portfolio to reflect the Company's estimate of the current realizable value of the loan portfolio. Since no ready market exists for the Company's loans, fair market value is subject to the good faith determination of the Company. In determining such value, the Company takes into consideration factors such as the financial condition of its borrowers, the adequacy of its collateral and the relationships between current and projected market rates of interest and portfolio rates of interest and maturities. Any change in the fair value of portfolio loans as determined by the Company is reflected in net unrealized depreciation of investments and affects net increase in net assets resulting from operations but has no impact on net investment income or distributable income. Therefore, if recent increases in prevailing interest rates lead to a trend of higher interest rates, net increase in net assets resulting from operations could decline. Upon the completion of the Acquisitions on May 29, 1996, the Company's loan portfolio was recorded on the balance sheet at fair market value, which included $1.5 million of net unrealized depreciation, as estimated by the Company in accordance with the 1940 Act and the purchase method of accounting. From May 30, 1996 through December 31, 1996 there was a $46,000 increase in net unrealized depreciation of investments. Application of the "marked to market" policy to the Company's loan portfolio could result in greater volatility in the Company's earnings than was the case for the businesses acquired in the Acquisitions since they did not in all cases follow that policy.

  Recent Commencement of Operations. The Company commenced operations in connection with the simultaneous closing of its initial public offering and the Acquisitions on May 29, 1996. Prior to that date, the Company had no results of operations and each of Medallion Financial, Tri-Magna, Edwards and TCC had been operating independently of each other. The following discussion under the caption "Consolidated Results of Operations" sets forth an analysis of the Company's actual results of operations and assets and liabilities for the period commencing May 30, 1996 and ending December 31, 1996. The historical financial condition and results of operations of each of Tri-Magna, Edwards and TCC for the period commencing January 1, 1996 and ending May 29, 1996 and the years ended December 31, 1994 and 1995 are then discussed. All period percentages involving income statement accounts have been annualized for discussion purposes.

                      CONSOLIDATED RESULTS OF OPERATIONS

 For the Period May 30, 1996 (Commencement of Operations) to December 31,
1996.

  Performance Summary. Since the Company's initial offering closed on May 29, 1996, investment income has been positively impacted by the strong growth of the entire loan portfolio which was primarily driven by an increase in the percentage of the portfolio composed of higher yielding Commercial Installment Loans. Interest expense for the period reflected an increase in the LIBOR Benchmark e.o.p. of 11 basis points and growth in net borrowings, which was offset by a 9 basis point decrease in the spread over the LIBOR Benchmark charged by the Company's banks. The positive trend in the spread between the average yield on the entire portfolio and the average of costs of funds contributed to the $3.7 million of net investment income earned during the period.

  Investment Income. Investment income for the period was $10.4 million. The Company's investment income reflects the positive impact of portfolio growth during the period. Total portfolio growth was $27.1 million or 18.1% from $149.4 million at May 30, 1996 to $176.5 million at December 31, 1996. Investment income also reflects the positive impact of increases in the average yield of the entire portfolio. Average yield e.o.p. of the entire portfolio increased 17 basis points from 10.63% at May 30, 1996 to 10.80% at December 31, 1996. The increase was caused by (i) a slight increase in the average yield on Commercial Installment Loans and a shift in the portfolio mix toward a higher percentage of Commercial Installment Loans which historically have been originated at a yield of approximately 350 basis points higher than Medallion Loans and 500 to 700 basis points higher than the prevailing Prime Rate, and (ii) a slight increase in the average yield on Medallion Loans caused by stabilization, after a sustained period of declines, in market rates for Medallion Loans. The average yield e.o.p. of the Medallion Loan portfolio increased eight basis points from 9.84% at May 30, 1996 to 9.92% at December 31, 1996 and the average yield of the Commercial Installment Loan portfolio increased nine basis points from 13.42% at May 30, 1996 to 13.51% at December 31, 1996. The percentage of the portfolio composed of Commercial Installment Loans increased from 22.1% at May 30, 1996 to 23.7% at December 31, 1996.

  Interest Expense. The Company's interest expense was $5.0 million for the period. The Company's average cost of funds e.o.p. increased from 7.09% or 162 basis points over the LIBOR Benchmark of 5.47% at May 30, 1996 to 7.11% or 153 basis points over the LIBOR Benchmark of 5.58% at December 31, 1996. The increase in the average cost of funds e.o.p. was caused by a 11 basis point increase in the LIBOR Benchmark, which was offset by a 9 basis point decrease in the spread over the LIBOR Benchmark charged by the Company's banks. The Company's net borrowings increased $4.8 million or 4.0% from $121.0 million at May 30, 1996 to $125.8 million at December 31, 1996. Interest expense also rose due to increased commitment fees paid to banks to establish larger credit facilities. The increased borrowings were incurred to fund portfolio growth and all related to LIBOR-based indebtedness which increased as a percentage of the Company's total indebtedness from 70.4% at May 30, 1996 to 75.1% at December 31, 1996.

  Net Interest Income. Net interest income was $5.4 million for the period. Net interest income reflects the positive impact of a 15 basis point increase in spread e.o.p. which increased from 3.54% at May 30, 1996 to 3.69% at December 31, 1996. The increase reflects a 17 basis point increase from May 30, 1996 to December 31, 1996 in the average yield e.o.p. of the entire portfolio offset by a 2 basis point increase in the average cost of funds e.o.p. from May 30, 1996 to December 31, 1996.

  Equity in Earnings (Losses) of Unconsolidated Subsidiary. For the period, Media generated advertising revenue of $1.1 million and incurred Display rental costs of approximately $500,000, resulting in a gross margin of approximately $600,000 or 54.4% of advertising revenue. The number of Displays owned by Media increased from 1,670 at May 30, 1996 to approximately 2,000 at December 31, 1996 as a result of an acquisition in July 1996. For the period, operating expenses were $659,000 and Media generated a net loss of $63,000 which is recorded as equity in earnings or losses of unconsolidated subsidiary on the Company's statement of operations. The loss primarily resulted from reduced Display occupancy rates and the Company's decision to maintain goodwill with the taxicab owners from whom it leases taxicab rooftop space by making lease payments to such owners for unoccupied Displays that are not otherwise required. Display occupancy declined from 73% at May 30, 1996 to 64% at December 31, 1996. The loss also resulted from the write-off of accounts receivable in the amount of $64,000 due under an advertising contract with a client which filed for bankruptcy protection and costs associated with expansion into new markets.

  Other Income. The Company derived $411,000 in other income, or 0.23% of investments for the period. Other income was primarily derived from late charges, prepayment fees and miscellaneous income. Prepayment fees are heavily influenced by the level and volatility of interest rates and competition.

  Non-Interest Expenses. The Company had non-interest expenses of $2.2 million for the period. Approximately $780,000, or 35.4% of non-interest expenses, was related to salaries and benefits, $410,000, or 18.6%, consisted of professional fees, $162,000, or 7.4% consisted of investment advisory fees. The operating expense ratio was 2.02% from May 30, 1996 to December 31, 1996, on an annualized basis, reflecting consolidation of the Company's operations, efficiencies of scale and elimination of redundant services, facilities and functions. The Company believes that operating expenses as a percentage of average assets will decline as the loan portfolio increases due to economies of scale.

  Amortization of Goodwill and Accretion of Negative Goodwill. The amortization of goodwill of $259,000 for the period relates to $6.5 million of goodwill generated in the acquisitions of Edwards and TCC. Goodwill is the amount by which the cost of acquired businesses exceeds the fair value of the net assets acquired. Goodwill is being amortized on a straight-line basis over 15 years. Negative goodwill is the excess of fair market value of net assets of an acquired business over the cost basis of such business. Negative goodwill of $2.9 million was generated in the acquisition of Tri-Magna and is being amortized on a straight-line basis over four years.

  Net Realized Gain/Loss on Investments. The Company realized a net gain on investments of $84,000 during the period. The gain was the result of the sale of securities underlying a warrant for a gain of $157,000 and recoveries in the amount of $32,000 on certain radio loans previously written off, offset by the write off of certain equipment loans in the amount of $105,000.

  Net Investment Income. Net investment income earned during the period was $3.7 million reflecting the positive impact of portfolio growth and slightly improved portfolio yield.

  Net Increase in Net Assets Resulting from Operations. Net increase in net assets resulting from operations was $3.7 million for the period and reflects portfolio growth and favorable spread e.o.p. Return on assets and return on equity from May 30, 1996 to December 31, 1996, on an annualized basis, were 3.36% and 11.29%, respectively, for the period ending December 31, 1996.

                        TRI-MAGNA RESULTS OF OPERATIONS

 For the Period from January 1, 1996 to May 29, 1996.

  Net Interest Income. Net interest income increased during the period due to the higher average yield of the entire portfolio. The increased yield was primarily driven by increases in the yields of the Medallion Loan and Commercial Installment Loan portfolios during the period and an increase in the proportion of the portfolio composed of Commercial Installment Loans. Interest expense remained even during the period.

  Equity in Earnings (Losses) of Unconsolidated Subsidiary. During the period, Media generated a net loss of $53,000 which is recorded as equity in earnings or losses of unconsolidated subsidiary on Tri-Magna's statement of operations. The loss was in part due to an increase in expenses associated with the opening of a maintenance facility and Media's expansion into other markets.

  Other Income. Other income decreased during the period primarily due to decreased income from the receipt of prepayment fees and late charges.

  Non-interest Expense. Tri-Magna's non-interest expense increased during the period primarily as a result of direct costs incurred in connection with the merger of Tri-Magna and Medallion Financial.

  Net Realized Gain/Loss on Investments and Change in Net Unrealized Depreciation of Investments. During the period, Tri-Magna did not incur any realized gains or losses on investments and there was no change in net unrealized deprecation of investments.

 Comparison of the Years Ended December 31, 1994 and December 31, 1995

  Net Interest Income. Net interest income decreased $295,000 or 7.3% from $4.1 million for the year ended December 31, 1994 to $3.8 million for the year ended December 31, 1995. The interest rate spread of 3.20% for the year ended December 31, 1994 decreased 85 basis points to 2.35% for the year ended December 31, 1995.

This decrease reflected a 126 basis point increase in the average cost of funds offset by a 41 basis point increase in the average yield of the portfolio during the period. Tri-Magna's investment income increased $983,000 or 11.1% from $8.8 million for the year ended December 31, 1994 to $9.8 million for the year ended December 31, 1995. The increase in investment income was the result of portfolio growth of $5.9 million or 6.8% from an average of $86.5 million for the year ended December 31, 1994 to an average of $92.4 million for the year ended December 31, 1995. The increase in investment income was also the result of an increase in the average yield of the portfolio which increased 41 basis points from 10.20% for the year ended December 31, 1994 to 10.61% for the year ended December 31, 1995. Commercial Installment Loans represented approximately 27.6% of the gross loan portfolio at December 31, 1994 and 31.6% at December 31, 1995.

  The increase in average yield was caused by both (i) a shift in the portfolio mix toward a higher percentage of Commercial Installment Loans which historically have had a yield of approximately 350 basis points higher than Medallion Loans and (ii) an increase in the average interest rate on Medallion Loans.

  Tri-Magna's interest expense increased $1.2 million, or 26.9%, from $4.8 million for the year ended December 31, 1994 to $6.0 million for the year ended December 31, 1995. The increase was in part the result of increased average net borrowings of $5.1 million or 7.5% from $68.0 million for the year ended December 31, 1994 to $73.1 million for the year ended December 31, 1995. The increased borrowings were incurred to fund portfolio growth. Interest expense also increased as the result of a 124 basis point increase in the average cost of funds during the period from an average of 7.00% for the year ended December 31, 1994 to 8.26% for the year ended December 31, 1995. Tri-Magna's 126 basis point increase in average cost of funds was driven by a 118 basis point increase in the LIBOR Benchmark and an 8 basis point increase in the difference between cost of funds and the LIBOR Benchmark. At December 31, 1994 and 1995, short-term LIBOR-based debt constituted 78.7% and 91.0%, respectively, of total liabilities. Tri-Magna negotiated an increase in the amount available under its credit facilities from $65.0 million to $85.0 million to repay $12.5 million in subordinated SBA debentures, repurchase preferred stock from the SBA and fund portfolio growth.

  Equity in Earnings of Unconsolidated Subsidiary. For the year ended December 31, 1995, Media generated advertising revenue of $1.5 million and incurred Display rental costs of $484,000, resulting in a gross margin of $1.0 million or 68.6% of advertising revenue. For the year ended December 31, 1995, Media generated $126,000 in net income which is recorded as equity in earnings of unconsolidated subsidiary on Tri-Magna's statement of operations and represented 8.3% of Tri-Magna's net investment income. Media began active operations in November 1994; accordingly, there were no corresponding operating data for the year ended December 31, 1994. At December 31, 1995, Media had 1,670 Displays.

  Other Income. Tri-Magna's other income decreased $73,000 or 14.1% from $519,000 for the year ended December 31, 1994 to $446,000 for the year ended December 31, 1995. This decrease was primarily caused by the receipt of fewer prepayment fees due to an increase in market rates for Medallion Loans resulting in decreased refinancing activity.

  Non-interest Expense. Tri-Magna's non-interest expense decreased $85,000 or 3.1% from $2.7 million for the year ended December 31, 1994 to $2.6 million for the year ended December 31, 1995. The decrease was primarily due to reduction in profit sharing payments.

  Net Realized Gain/Loss on Investments and Change in Net Unrealized Depreciation of Investments. For the year ended December 31, 1995, Tri-Magna had a realized gain on investments of $61,000 as compared to a $22,000 loss on investments for the year ended December 31, 1994. Tri-Magna's change in net unrealized depreciation of investments increased $198,000 or 341.4% from $58,000 at December 31, 1994 to negative $140,000 at September 30, 1995 due to the potential loan loss exposure associated with the increased proportion of Commercial Installment Loans in the loan portfolio and overall portfolio growth.

                   EDWARDS HISTORICAL RESULTS OF OPERATIONS

 For the Period from January 1, 1996 to May 29, 1996.

  Net Interest Income. Net interest income increased slightly over the period because of portfolio growth of $711,000 or 2.0%. This increase in interest income was partially offset by an increase in Edwards' interest expense caused by an increase in bank debt of $250,000 or 2.5%.

  Other Income. Other income decreased during the period primarily due to a reduction in the receipt of prepayment fees and late charges.

  Non-interest Expense. Edwards' non-interest expense increased during the period as a result of an increase in professional fees related to the sale of Edward's assets to Medallion Financial.

  Net Realized Gain/Loss on Investments. During the period, Edwards did not incur any realized gains or losses on investments because Edwards' portfolio consists almost entirely of Medallion Loans.

 Comparison of the Years Ended December 31, 1994 and December 31, 1995

  Net Interest Income. Net interest income remained essentially unchanged at $1.6 million for the years ended December 31, 1995 and December 31, 1994. The interest rate spread of 2.09% for the year ended December 31, 1994 decreased 13 basis points to 1.96% for the year ended December 31, 1995. The decrease reflected a 14 basis point decrease in the average yield of the loan portfolio and a 1 basis point decrease in the average cost of funds during the period. Edwards' investment income decreased $17,000 or 0.4% to $4.3 million for the year ended December 31, 1995. The decrease in investment income was the result of the decrease in the average yield of the portfolio which decreased 14 basis points from 10.06% for the year ended December 31, 1994 to 9.92% for the year ended December 31, 1995. The decrease in investment income was offset by portfolio growth of $434,000 or 1.0% from an average of $43.1 million for the year ended December 31, 1994 to an average of $43.5 million for the year ended December 31, 1995.

  Edwards' interest expense decreased $17,000 or 0.6% to $2.7 million for the year ended December 31, 1995. The decrease in interest expense reflected a 1 basis point decrease in the average cost of funds during the period from an average of 7.97% for the year ended December 31, 1994 to 7.96% for the year ended December 31, 1995. The decrease was a result of the refinancings in June 1994 of $4.6 million and September 1994 of $5.1 million of subordinated SBA debentures at a lower interest rate and a decrease in average net borrowing of $155,000 or 0.5% from $34.7 million for the year ended December 31, 1994 to $34.5 million for the year ended December 31, 1995. The foregoing were offset by an increase in interest rates on bank debt. Edwards' 1 basis point decrease in average cost of funds was driven by a 118 basis point increase in the LIBOR Benchmark and a 119 basis point decrease in the difference between cost of funds and the LIBOR Benchmark. The decrease in the difference between cost of funds and the LIBOR Benchmark was primarily the result of a reduction in the weighted average interest rate paid on subordinated SBA debentures caused by the refinancing of $9.7 million of such debentures. Subordinated SBA debentures represented 69.4% of total liabilities at December 31, 1994 and remained almost unchanged at December 31, 1995. The balance of total liabilities is represented primarily by LIBOR-based credit facilities with banks.

  Other Income. Edwards' other income decreased $177,000 or 28.5% from $620,000 for the year ended December 31, 1994 to $443,000 for the year ended December 31, 1995. This decrease was primarily the result of decreased income from servicing Medallion Loan participations. Gross loans serviced by Edwards for third parties declined by $4.5 million from $44.3 million at December 31, 1994 to $39.8 million at December 31, 1995. Edwards typically receives servicing fees which average 51 basis points of the principal amount of each loan participation that it services. Other income also decreased because of a reduction in the receipt of prepayment fees and late charges.

  Non-interest Expense. Edwards' non-interest expense decreased $223,000 or 20.1% from $1.1 million for the year ended December 31, 1994 to $885,000 for the year ended December 31, 1995. The reduction was primarily related to decreased professional fees which were higher in 1994 primarily because of costs associated with refinancing subordinated debentures.

  Net Realized Gain/Loss on Investments. During the year ended December 31, 1994 and 1995 Edwards did not incur any realized gains or losses on investments because Edwards' portfolio consists almost entirely of Medallion Loans.

  Extraordinary Item. Edwards incurred a prepayment premium of $526,000 in connection with its refinancing of $4.6 million and $5.1 million of subordinated SBA debentures on June 29, 1994 and September 28, 1994, respectively.

                     TCC HISTORICAL RESULTS OF OPERATIONS

 For the Period from January 1, 1996 to May 29, 1996

  Net Interest Income. Net interest income increased during the period primarily because of portfolio growth of $128,000 or 1.3%. Interest expense decreased marginally during the period as a result of a decrease in the principal amount of debentures payable to the SBA in the amount of $1,090,000. The SBA debentures repaid by TCC had higher interest rates than the debentures remaining outstanding.

  Non-interest Expense. TCC's non-interest expense decreased slightly during the period because of a reduction in operating overhead instituted in anticipation of the acquisition by the Company.

  Net Realized Gain/Loss on Investments and Change in Net Unrealized Depreciation of Investments. TCC realized a gain on investments of $5,000. Net unrealized depreciation of investments decreased $30,000. These gains were a result of an overall improvement in investment collateral value.

 Comparison of the Years Ended December 31, 1994 and December 31, 1995

  Net Interest Income. Net interest income decreased $122,000 or 8.1% from $1.5 million for the year ended December 31, 1994 to $1.4 million for the year ended December 31, 1995. The decrease was primarily due to loan portfolio contraction in the amount of $1.2 million undertaken in connection with a change in investment policy instituted by Leucadia in 1993. Under this change in policy TCC substantially reduced Medallion Loan originations in New York City where competition had decreased yields, and emphasized originations in Boston, Cambridge, Chicago and Newark where yields were higher. The interest rate spread of 6.26% for the year ended December 31, 1994 increased 118 basis points to 7.44% for the year ended December 31, 1995. This spread increase reflected primarily a reduction in higher interest rate subordinated SBA debentures, resulting in a 146 basis point decrease in the average cost of funds for the period offset by a 28 basis point decrease in the average yield of the portfolio. TCC finances its portfolio with fixed-rate subordinated SBA debentures rather than LIBOR-based bank debt. TCC's investment income decreased $381,000 or 17.2% from $2.2 million for the year ended December 31, 1994 to $1.8 million for the year ended December 31, 1995. The decrease in investment income was the result of a $591,000 or 29.5% decrease in interest earned on the loan portfolio which contracted $4.0 million or 27.8% from an average of $14.4 million for the year ended December 31, 1994 to an average of $10.4 million for the year ended December 31, 1995. In addition, the average yield of the portfolio decreased 28 basis points from 13.86% for the year ended December 31, 1994 to 13.58% for the year ended December 31, 1995. The decrease in interest earned on the loan portfolio was offset by a $210,000 or 97.7% increase in interest income earned on treasury bills from $215,000 at December 31, 1994 to $425,000 at December 31, 1995 attributable to an increase in the weighted average interest rate on treasury bills which increased 156 basis points from 3.96% at December 31, 1994 to 5.52% at December 31, 1995.

  TCC's interest expense decreased $259,000 or 36.5% from $709,000 for the year ended December 31, 1994 to $450,000 for the year ended December 31, 1995. The decrease was in part the result of a decrease in average net borrowing of $2.0 million or 21.4% from $9.3 million for the year ended December 31, 1994 to $7.3 million for the year ended December 31, 1995. This decrease was caused by the repayment of subordinated SBA debentures in the amount of $1.2 million. TCC repaid subordinated SBA debentures with higher average interest rates than the debentures remaining outstanding; accordingly, interest expense also decreased as the result of a 146 basis point decrease in the average cost of subordinated SBA debentures outstanding from an average of 7.60% at December 31, 1994 to 6.14% at December 31, 1995.

  Non-interest Expense. TCC's non-interest expense increased $49,000 or 6.9% from $711,000 for the year ended December 31, 1994 to $760,000 for the year ended December 31, 1995. The increase was primarily due to a $124,000 increase in pension expense. In 1994, pension expense was reduced due to the merger of the defined benefit pension plans of TCC and Leucadia. The increase in pension expense was offset by a $75,000 reduction in operating expenses relating to a reduction in rent and salaries associated with the contraction of the loan portfolio.

  Net Realized Gain/Loss on Investments and Change in Net Unrealized Depreciation of Investments. TCC realized a loss on investments of $50,000 for the year ended December 31, 1995, and a $144,000 loss on investments for the year ended December 31, 1994. TCC's change in unrealized depreciation of investments decreased $455,000 or 57.6% from $790,000 at December 31, 1994 to $335,000 at December 31, 1995 due to the reduction of potential loan loss exposure corresponding to the contraction of the loan portfolio.

                          ASSET/LIABILITY MANAGEMENT

  Interest Rate Sensitivity. The Company, like other financial institutions, is subject to interest rate risk to the extent its interest-earning assets (consisting of Medallion Loans and Commercial Installment Loans) reprice on a different basis over time in comparison to its interest-bearing liabilities (consisting primarily of credit facilities with bank syndicates and subordinated SBA debentures).

  A relative measure of interest rate risk can be derived from the Company's interest rate sensitivity gap. The interest rate sensitivity gap represents the difference between interest-earning assets and interest-bearing liabilities which mature and/or reprice within specified intervals of time. The gap is considered to be positive when repriceable assets exceed repriceable liabilities and negative when the inverse situation exists. A relative measure of interest rate sensitivity is provided by the cumulative difference between interest sensitive assets and interest sensitive liabilities for a given time interval expressed as a percentage of total assets.

  The following schedule of principal payments sets forth at December 31, 1996 the amount of interest-earning assets and interest-bearing liabilities maturing or repricing within the time periods indicated. The principal amount of Medallion Loans and Commercial Installment Loans are assigned to the time frames in which such principal amounts are contractually obligated to be paid. The Company has not reflected an assumed annual prepayment rate for Medallion Loans or Commercial Installment Loans in this table.

  The Company's interest rate sensitive assets were $178.2 million and interest rate sensitive liabilities were $125.8 million at December 31, 1996. The one year cumulative interest rate gap was negative $75.9 million, or 42.6% of interest rate sensitive assets.

SCHEDULE OF PRINCIPAL PAYMENTS AS OF DECEMBER 31, 1996

                                      MORE THAN 1   MORE THAN 2   MORE THAN 3   MORE THAN 5
                          LESS THAN  AND LESS THAN AND LESS THAN AND LESS THAN AND LESS THAN
                           1 YEAR       2 YEARS       3 YEARS       5 YEARS       6 YEARS    THEREAFTER  TOTAL
                          ---------  ------------- ------------- ------------- ------------- ---------- --------
                                                             (IN THOUSANDS)
Earning Assets
 Medallion Loans and
  Commercial Installment
  Loans.................  $ 20,406     $ 19,627      $ 32,353       $25,773       $27,692     $50,689   $176,540
 Cash and cash
  equivalents...........     1,665          --            --            --            --          --       1,665
                          --------     --------      --------       -------       -------     -------   --------
 Total..................    22,071       19,627        32,353        25,773        27,692      50,689    178,205
                          --------     --------      --------       -------       -------     -------   ========
Liabilities
 Revolving line of
  credit................    94,450          --            --            --            --          --      94,450
 Term loan..............     2,000          --            --            --            --          --       2,000
 Subordinated SBA
  debentures............     1,500        3,000           --            --         15,190       9,700     29,390
                          --------     --------      --------       -------       -------     -------   --------
 Total..................    97,950        3,000           --            --         15,190       9,700   $125,840
                          --------     --------      --------       -------       -------     -------   ========
Interest rate gap.......  $(75,879)    $ 16,627      $ 32,353       $25,773       $12,502     $40,989
                          ========     ========      ========       =======       =======     =======
Cumulative interest rate
 gap....................  $(75,879)    $(59,252)     $(26,899)      $(1,126)      $11,376     $52,365

  Having interest-bearing liabilities that mature or reprice more frequently on average than assets may be beneficial in times of declining interest rates, although such an asset/liability structure may result in declining net earnings during periods of rising interest rates. Conversely, having interest-earning assets that mature or reprice more frequently on average than liabilities may be beneficial in times of rising interest rates, although this asset/liability structure may result in declining net earnings during periods of falling interest rates. The mismatch between maturities and interest rate sensitivities of the Company's interest-earning assets and interest-bearing liabilities results in interest rate risk. Abrupt increases in market rates of interest may have an adverse impact on the Company's earnings. Accordingly, if recent increases in prevailing interest rates lead to a trend of higher interest rates, net interest rate spread could decline.

  The effect of changes in market rates of interest is mitigated by regular turnover of the portfolio. From inception of its business in 1979 through 1996, the period between the origination and final payments of all Medallion Loans originated by MFC is estimated by the Company to have been 29 months on a weighted average basis. Accordingly, the Company anticipates that approximately 40% of the portfolio will mature or be prepaid each year. The Company believes that the average life of its loan portfolio varies to some extent as a function of changes in interest rates because borrowers are more likely to exercise prepayment rights in a decreasing interest rate environment when the interest rate payable on the borrower's loan is high relative to prevailing interest rates and are less likely to prepay in a rising interest rate environment.

  The Company seeks to manage the exposure of the balance of the portfolio to increases in market interest rates by entering into interest rate cap agreements to hedge a portion of its variable-rate debt against increases in interest rates and by incurring fixed-rate debt consisting primarily of subordinated SBA debentures. The Company has entered into interest rate cap agreements to limit the Company's interest rate exposure to (i) 7.0% on $20.0 million of its LIBOR-based debt through November 16, 1997, (ii) 6.5% on $10.0 million of such debt from May 9, 1997 through May 8, 1998, (iii) 7.0% on $10.0 million of such debt from May 9, 1998 through November 10, 1998 and (iv) 7.0% on $10.0 million of such debt from May 9, 1997 through May 8, 1999. At December 31, 1996, hedged 21.2% of the Company's LIBOR-based indebtedness. In addition, the Company manages its exposure to increases in market rates of interest by incurring fixed rate indebtedness, such as subordinated SBA debentures. The Company currently has outstanding subordinated SBA debentures in the principal amount of $27.9 million with a weighted average rate of interest of 7.30%. At December 31, 1996, subordinated SBA debentures, then outstanding in the amount of $29.4 million, constituted 23.4% of the Company's indebtedness.

  The Company will seek to manage interest rate risk by evaluating and purchasing, if appropriate, additional derivatives, originating adjustable-rate loans, incurring fixed-rate indebtedness and revising, if appropriate, its overall level of asset and liability matching. Nevertheless, the Company accepts varying degrees of interest rate risk depending on market conditions and believes that the resulting asset/liability interest rate mismatch results in opportunities for higher net interest income.

LIQUIDITY AND CAPITAL RESOURCES

  The Company's sources of liquidity are credit facilities with bank syndicates, fixed rate, long-term subordinated SBA debentures that are issued to or guaranteed by the SBA and loan amortization and prepayments. As a RIC, the Company distributes at least 90% of its investment company taxable income; consequently, the Company primarily relies upon external sources of funds to finance growth. At December 31, 1996, 76.6% of the Company's $125.8 million of debt consisted of bank debt, substantially all of which was at variable effective rates of interest with a weighted average rate of 7.03% or 122 basis points below the Prime Rate and 23.4% consisted of subordinated SBA debentures with fixed rates of interest with a weighted average rate of 7.38%. The Company is eligible to seek additional SBA funding but plans to continue to limit its use of SBA funding and will seek such funding only when advantageous, such as when SBA financing rates are particularly attractive, or to fund loans that qualify under SBA regulations through Edwards and TCC which are already subject to SBA restrictions. In the event that the Company seeks SBA funding, no assurance can be given that such funding will be obtained. In addition to possible additional SBA funding, an additional $10.5 million of debt was available at December 31, 1996 at variable effective rates of interest averaging below the Prime Rate under the Company's $105 million bank credit facilities. The Company has observed a practice of minimizing credit facility fees associated with the unused component of credit facilities by keeping the unused component as small as possible and periodically increasing the amounts available under such credit facilities only when necessary to fund portfolio growth.

  The following table illustrates the Company's and each of the subsidiaries' sources of available funds and amounts outstanding under credit facilities at December 31, 1996. In addition to the following amounts, $64.5 million is expected to be available to the Company from the proceeds of the Offering. See "Use of Proceeds."

                          MEDALLION
                          FINANCIAL     MFC       EDWARDS      TCC      TOTAL
                          ---------   -------    ---------    ------  ----------
                                     (DOLLARS IN THOUSANDS)
Cash and cash equiva-
 lents..................   $  102     $   676    $     207    $  680  $    1,665
Revolving lines of cred-
 it.....................    5,000(1)   85,000(2)    15,000       --      105,000
  Amounts available.....      550       7,450        2,550       --       10,550
  Amounts outstanding...    4,450      77,550       12,450       --       94,450
    Average interest
     rate...............     6.84%       7.06%        6.81%      --         7.03%
    Maturity............    12/97        6/97    4/97-7/97       --   4/97-12/97
Term loans..............      --        2,000          --        --        2,000
    Interest rate.......      --         7.50%         --        --         7.50%
    Maturity............      --         7/97          --        --         7/97
SBA debentures..........      --          --        23,750(3)  5,640      29,390(3)
    Average interest
     rate...............      --          --          7.95%     5.00%       7.38%
    Maturity............      --          --     4/97-9/04      6/02   4/97-9/04
Total cash and remaining
 amounts available under
 credit facilities......      652       8,126        2,757       680      12,215(1)(2)
Total debt outstanding..   $4,450     $79,550    $  36,200    $5,640  $  125,840

----------
(1) On February 10, 1997, Medallion Financial increased the amount available under its line of credit by $1.0 million.
(2) On January 28, 1997, MFC increased the amount available under its revolving credit facility by $20.0 million.
(3) On April 1, 1997, $1.5 million of such debentures matured and was paid on April 7, 1997.

  Loan amortization and prepayments also provide a source of funding for the Company. Prepayments on loans are influenced significantly by general interest rates, Medallion Loan market rates, economic conditions and competition. Medallion Loan prepayments have slowed since early 1994, initially because of increases, and then stabilization, in the level of interest rates and more recently because of an increase in the percentage of the Company's Medallion Loans which are refinanced with the Company rather than through other sources of financing.

  Media funds its operations through internal cash flow and intercompany debt. Media is not a RIC and, therefore, is able to retain earnings to finance growth.

  The Company believes that the net proceeds of this Offering, anticipated borrowings under its bank credit facilities and cash flow from operations (after distributions to stockholders) will be adequate to fund the continuing operations of the Company's loan portfolio and advertising business for the foreseeable future. The Company is also exploring the establishment of a commercial paper program to reduce its cost of funds. The issuance of commercial paper will be contingent upon the Company obtaining an investment grade rating, among other conditions, and no assurance can be given that the Company will be able to establish such a program.

                                   BUSINESS

GENERAL

  The Company operates a specialty finance business and its principal focus is the origination and servicing of Medallion Loans. The Company has been engaged in taxicab medallion lending since 1979 and has developed a leading position in the industry. The Company also originates and services Commercial Installment Loans primarily secured by retail dry cleaning and coin operated laundromat equipment. It entered into this business in 1987 in order to diversify its lending activity. The Company has chosen to concentrate these operations on originating loans secured by retail dry cleaning and coin operated laundromat equipment because of certain characteristics similar to medallion lending such as historically low repossession rates, an active market for repossessed equipment and significant equity investments by borrowers, that make these industries attractive candidates for profitable lending. The Company originates and services Commercial Installment Loans to other targeted industries and intends to use the expertise it has developed in its areas of concentration to further expand the range of financial products it offers as well as the industries and geographic areas it services.

  As an adjunct to its finance business, the Company also operates a taxicab rooftop advertising business. The Company believes its taxicab rooftop advertising business is one of the largest providers in the nation of this segment of the out-of-home advertising industry. At December 31, 1996, the Company had approximately 2,000 installed taxicab rooftop advertising displays (the "Displays") nationwide. The Company sells advertising space to advertising agencies and companies promoting products. Currently, the Company provides such advertising in New York City, Miami, Philadelphia and Boston and intends to expand to other major metropolitan areas.

BUSINESS STRATEGY

  Prior to the Company's initial public offering and the Acquisitions, each of the Founding Companies that was engaged in specialty financing operated under regulatory and capital constraints imposed under the SBIA and SBA Regulations. See "Regulation."

  As a result of its initial public offering and the Acquisitions, Medallion Financial has achieved greater flexibility and resources to operate its specialty finance business and its lending activities are subject to fewer restrictions than was the case for each of the Founding Companies operating separately. The Company is no longer precluded from originating loans with flexible terms often requested by customers, including: (i) loans to borrowers whose intended use of proceeds is not restricted to investment in their businesses (e.g., refinancing a Medallion Loan where the proceeds are used to purchase a home or finance an unrelated business) and (ii) loans with terms of less than four years. Also, as a result of the termination by the SBA of its SSBIC program and the resulting conversion of MFC and TCC from SSBICs to SBICs, the Company has achieved further flexibility in that MFC and TCC are no longer restricted to financing Disadvantaged Borrowers.

  In addition to engaging in operations which are not subject to SBA restrictions, the Company intends to pursue other strategies to expand its lending activities and fund its operations as follows:

    (i) develop larger Medallion Loan and Commercial Installment Loan origination operations in cities in which it now has a modest presence, such as Boston, Chicago, Cambridge, Newark and Hartford, as well as continue to expand its operations in New York City, the largest taxi medallion lending market in the U.S.;

    (ii) continue to increase the percentage of its loan portfolio consisting of higher yielding Commercial Installment Loans secured by retail dry cleaning and coin operated laundromat equipment by generating a greater percentage of loan referrals from existing equipment vendor relationships and expanding the Company's referral network in the industry as well as lending to other targeted industries;

    (iii) potentially acquire other finance companies and portfolios of Medallion Loans and Commercial Installment Loans, consistent with the Company's experience of making secured loans to small businesses;

    (iv) originate larger loans under its existing programs, decrease the amount of loan participations that the Company sells to third parties, and repurchase participations that the Company previously sold to third parties;

    (v) establish a commercial paper program as a means of reducing the Company's cost of funds, and therefore, increasing its interest rate spread; and

    (vi) operate as a Participating Lender in the SBA's Section 7(a) loan program as a means of providing its customers a broader range of products, including variable rate loans and to provide an opportunity for entry into new markets. See "Business--The SBA Section 7(a) Program."

  The Company also intends to expand its taxicab rooftop advertising business. The Company believes that a significant opportunity exists to expand such business because (i) providing taxicab rooftop advertising is a largely unpenetrated segment of the out-of-home advertising market and (ii) many companies that advertise nationally prefer a single provider that can deliver the effectiveness of taxicab rooftop advertising simultaneously in several major metropolitan markets. In addition, the Company believes that only approximately 28% of New York City taxicabs have rooftop advertising and a much smaller percentage of the taxicabs operating in other major metropolitan areas nationwide have rooftop advertising.

  The Company's strategy to expand its taxicab rooftop advertising business is
(i) to penetrate each of its targeted geographic markets further by securing additional exclusive, long-term contacts with individual and taxicab fleet owners, (ii) to add to its national advertising accounts, (iii) to acquire other taxicab rooftop advertising businesses, (iv) to explore opportunities to provide taxicab interior audio and visual advertising and (v) to expand Display servicing and maintenance operations. In addition, the Company will seek to maximize utilization rates by increasing the proportion of long-term advertising contracts in its inventory. The Company also plans to explore other out-of-home advertising media that would enable the Company to leverage its relationships with its advertisers. The Company currently provides taxicab rooftop advertising in New York City, Miami, Philadelphia and Boston and intends to expand to other major metropolitan areas. In furtherance of its expansion efforts, Media recently entered into an agreement with the MTBOT to provide advertising on additional New York City taxicabs commencing in September 1997. Although the terms of this agreement do not guarantee that the Company will be able to place advertising on any minimum number of taxicabs, the Company believes that the effect of this agreement will be to nearly double the number of taxicabs the Company currently has under contract in New York City. As a result of this agreement, the Company believes that it will be the leading taxicab rooftop advertiser in the city. See "Business--Taxicab Rooftop Advertising."

GROSS LOAN PORTFOLIO SUMMARY DATA

  The following table classifies the Company's loans outstanding as of December 31, 1996:

                                                         WEIGHTED
                                  NUMBER    BALANCE       AVERAGE     MATURITY
    TYPE OF LOANS                OF LOANS OUTSTANDING  INTEREST RATE    DATE
    -------------                -------- ------------ ------------- ----------
New York City Medallion Loans...  1,354   $124,759,130      9.72%    1/97-12/15
Other Medallion Loans...........    277      9,855,769     12.51%     1/97-2/02
                                  -----   ------------
  All Medallion Loans...........  1,631    134,614,899      9.92%    1/97-12/15
Dry cleaners and laundromats....    599     34,080,398     13.70%     1/97-9/05
Other...........................    140      7,844,891     12.67%    1/97-10/02
                                  -----   ------------
    Total.......................  2,370   $176,540,188     10.80%    1/97-12/15
                                  =====   ============

MEDALLION LENDING

 Industry Overview

  The New York City Market. A New York City taxicab medallion represents the only license to operate a taxicab and accept street hails in New York City. As reported by the TLC, individual (owner-driver) medallions currently sell for approximately $190,000 and corporate medallions currently sell for approximately $215,000. According to TLC data, over the past 20 years, medallions have appreciated in value an average of 10.2% each year. The TLC estimates that in 1993 New York City taxicabs transported approximately 226 million people and collected in excess of $1 billion in gross revenue. Taxicabs play a prominent role in intra-Manhattan travel. According to the TLC, taxicabs transported 154% more passengers than Manhattan buses in 1993. In addition, taxicabs provided 34% of all intra-Manhattan passenger trips taken in 1993 by subway, bus, livery car or taxicab.

Between 1977 and 1993, taxicab ridership for intra-Manhattan travel increased by 42%, while citywide bus ridership declined by 40%. The Company believes that much of the popularity of taxicabs can be attributed to the difficulty and expense Manhattan residents encounter in maintaining a private automobile in Manhattan.

  The number of taxicab medallions is limited by law and until recently no new medallions had been issued since 1937. However, in January 1996, the New York City Council passed a law authorizing the city to sell up to 400 additional taxicab medallions. The first 133 of such medallions were sold in May 1996 and an additional 133 were sold in October 1996 with the balance to be sold in either 1997 or 1998. See "Risk Factors--Taxicab Industry Regulation." The Company believes that this sale has provided it with additional opportunities because it has financed the purchase of a significant number of the medallions sold. As a result of the limited supply of medallions, an active market for medallions has developed. TLC estimates indicate that the total value of all New York City medallions exceeds $2.5 billion. The law limiting the number of medallions also stipulates that the ownership for the 12,053 medallions outstanding at December 31, 1996 shall remain divided into 5,086 owner-driver or individual medallions and 6,967 fleet or corporate medallions. Corporate medallions are more valuable because they can be aggregated by businesses and leased to drivers.

  Based upon TLC statistics, the Company estimates that from 1989 through 1993 the number of taxicab medallions sold each year ranged from approximately 500 to 850, divided roughly equally between corporate and individual medallions. The purchase of a taxicab medallion is frequently financed with a loan and, in addition, there is an active refinancing market for such loans. Assuming that approximately 75% of the purchase price of corporate medallions and approximately 75% of the purchase price of individual medallions are typically financed, the dollar volume of New York City financing of medallion sales would range from approximately $72 million to $124 million a year. The Company believes that the dollar volume of the refinancing market exceeds the dollar volume of financing of medallion sales.

  A prospective medallion owner must qualify under the medallion ownership standards set and enforced by the TLC. These standards prohibit individuals with criminal records from owning medallions, require that the funds used to purchase medallions be derived from legitimate sources and mandate that taxicab vehicles and meters meet TLC specifications. In addition, before the TLC will approve a medallion transfer, the TLC requires a waiver from the seller's insurer stating that there are no outstanding claims for personal injuries in excess of insurance coverage. After the sale is approved, the owner's taxicab is subject to quarterly TLC inspections.

  The Boston and Cambridge Markets. The Company estimates that Boston medallions currently sell for approximately $100,000. The number of Boston medallions had been limited by law since 1930 to 1,525 medallions. In 1993, however, the Massachusetts legislature authorized the Boston Hackney Carriage Bureau, which regulates the issuance of new medallions, to issue 300 additional medallions, but the Bureau has only issued 40 additional medallions which are restricted to "wheelchair accessible" taxicabs. The Company estimates that the total value of all Boston medallions and related assets is approximately $157 million. In addition, the Company estimates Cambridge medallions currently sell for approximately $85,000. The number of Cambridge medallions has been limited to 248 since 1945 by a Cambridge city ordinance; accordingly, the Company estimates that the total value of all Cambridge medallions and related assets is approximately $21 million.

  The Chicago Market. Based on the Company's experience, Chicago medallions currently sell for approximately $50,000. Pursuant to a 1988 municipal ordinance, the number of outstanding medallions, which currently is capped at 5,500, has increased steadily from 4,600 in 1988 and will be increased to 5,700 in 1997. The ordinance has also required two major taxicab companies to forfeit 1,300 medallions from 1988 through 1997. The newly issued and forfeited medallions have been reissued for nominal consideration to new owners by the city through a lottery. The Company estimates that the total value of all Chicago medallions and related assets is approximately $275 million.

 Market Position

  The Company has originated and serviced Medallion Loans since 1979 and has established a leading position in this industry. The Company's management has a long history of owning, managing and financing taxicab fleets, taxicab medallions and corporate car services. Medallion Loans collateralized by New York City taxicab medallions and related assets comprised 93% of the value of the Company's Medallion Loan portfolio at December 31, 1996. The balance consisted of Medallion Loans collateralized by Boston, Chicago, Cambridge, Newark, Philadelphia and Hartford taxicab medallions. The Company believes that there are significant growth opportunities in these and other metropolitan markets nationwide.

  Most New York City medallion transfers are handled through approximately 35 medallion brokers who are licensed by the TLC. In addition to brokering medallions, these brokers also arrange TLC documentation, insurance, vehicles and meters as well as financing. The Company has excellent relations with many of the most active of these brokers and regularly receives referrals from them. However, the Company receives most of its referrals from a small number of brokers. The Company does not pay referral fees.

 Loan Portfolio

  Medallion Loans comprised approximately 76.3% of the Company's loan portfolio at December 31, 1996. On that date, the Company had 1,631 Medallion Loans outstanding ranging from $300 to $560,000 in principal amount outstanding with an average principal amount outstanding of $83,000 and an aggregate principal amount outstanding of $134.6 million. Substantially all of the Company's Medallion Loans are made at fixed rates of interest in excess of the Prime Rate. These loans generally require equal monthly payments covering accrued interest and amortization of principal over a ten-year schedule subject to a balloon payment of all outstanding principal after four years. More recently, the Company has begun to originate loans with two- to four-year maturities. Previously, the Company was not permitted under SBA Regulations to originate loans with maturities of less than four years. Borrowers may prepay Medallion Loans upon payment of a fee of 90 days' interest. The Company generally retains the Medallion Loans it originates. From inception of its business through December 31, 1996, the period between the origination and final payment of all Medallion Loans originated by MFC has been estimated by the Company to be 29 months on a weighted average basis. The Company believes that this weighted average time period varies to some extent as a function of changes in interest rates because borrowers are more likely to exercise prepayment rights in a decreasing interest rate environment when the interest rate payable on the borrower's loan is high relative to prevailing interest rates and are less likely to repay in a rising interest rate environment. At December 31, 1996, substantially all of the Company's Medallion Loans were secured by first security interests in taxicab medallions and related assets. The Company originates Medallion Loans at an approximate average loan-to-value ratio of 70%. The Company estimates that the average loan to value ratio of all of the Company's Medallion Loans at December 31, 1996 was 54%, which the Company believes is representative of its historical average loan to value ratio. The Company has recourse against the direct and indirect owners of the medallion through personal guarantees. Although personal guarantees increase the commitment of borrowers to repay their loans, there can be no assurance that the assets available under personal guarantees would, if required, be sufficient to satisfy the obligations secured by such guarantees.

  The Company believes that its Medallion Loan portfolio is of high credit quality because medallions have generally increased in value and are easy to repossess and resell in an active market. While loans in Tri-Magna's portfolio had been from time to time in arrears or default, Tri-Magna never experienced a loss of principal on any of the $299 million in aggregate principal amount of Medallion Loans it originated prior to the Acquisitions. In addition, from the date of the Acquisitions through the date of this Prospectus, the Company has not experienced any losses of principal on the Medallion Loans it has originated. In the event of defaults by borrowers, the medallions collateralizing such loans have been seized and, when such loans have not been brought current, readily sold in the active market for medallions at prices at or in excess of the amounts due.

COMMERCIAL INSTALLMENT LOANS

 Overview

  MFC began Commercial Installment Loan operations in 1987 to diversify its loan portfolio which, prior to that time, consisted almost entirely of Medallion Loans. MFC chose to concentrate these operations on originating loans secured by retail dry cleaning and coin operated laundromat equipment because of certain characteristics similar to medallion lending that make these industries attractive candidates for profitable lending. These factors include the following (i) relatively high fixed rates of interest ranging from approximately 500 to 700 basis points over the prevailing Prime Rate at the time of origination, (ii) low historical repossession rates, (iii) vendor recourse, (iv) significant equity investments by borrowers, (v) an active market for repossessed equipment, (vi) a small average loan size of $60,000 and (vii) collateral service life that is frequently twice as long as the term of the loans. The Company estimates that there are approximately 4,000 retail dry cleaners and approximately 3,000 laundromats in the New York City metropolitan area. Specialization in these industries has permitted relatively low administrative costs because documentation and terms of credit are standardized. Moreover, the consistency among the loans has facilitated simplified credit review and portfolio analysis.

  The Company believes that other niche industries with similar characteristics will provide additional loan portfolio growth opportunities. Building on the success of MFC's Commercial Installment Loan operations, the Company has continued to expand its lending activities in this area. In addition, the Company has recently begun to originate loans which would not have been permitted under SBA Regulations, including loans with terms of less than four years and loans to borrowers whose intended use of proceeds is unrelated to their businesses (e.g., refinancing a Medallion Loan where the proceeds are used to purchase a home). Moreover, if the Company succeeds in its application to become a Participating Lender under the SBA's Section 7(a) loan program, the Company anticipates that a significant proportion of the assets of the subsidiary formed for this purpose would be allocated to the origination of Commercial Installment Loans.

 Loan Portfolio

  Commercial Installment Loans comprised 23.7% of the Company's loan portfolio at December 31, 1996. These loans finance either the purchase of the equipment and related assets necessary to open a new business or the purchase or improvement of an existing business. The Company has originated Commercial Installment Loans in principal amounts ranging from $5,000 to $725,000. These loans are generally retained by the Company and typically have maturities ranging from one to seven years. At December 31, 1996, there were 739 Commercial Installment Loans outstanding with a balance of $41.9 million. Loans to dry cleaners and laundromats represented 81% of the aggregate principal amount of Commercial Installment Loans outstanding at December 31, 1996. The remaining Commercial Installment Loans are spread among other industries including food service, private pay phone, radio broadcast and accounts receivable financing.

  The principal amount of the Company's originations of Commercial Installments Loans has increased during the three years ended December 31, 1996. The aggregate principal amounts of such loans were $38.2 million (with 320 loans) during 1996; $24.7 million (with 350 loans) during 1995; and $24.1 million (with 339 loans) during 1994.

  Commercial Installment Loans made by the Company typically require equal monthly payments covering accrued interest and amortization of principal over a four- to five-year term and generally can be prepaid with a fee of 90 days' interest. At December 31, 1996, the Company's Commercial Installment Loans had a weighted average interest rate of 13.51%. The term of, and interest rate charged on, the Company's outstanding loans are subject to SBA Regulations. See "Regulation." Under SBA Regulations, the maximum rate of interest permitted on loans originated by the Company is 19%. The weighted average rate of interest on Commercial Installment Loans exceeded the weighted average rate of interest on Medallion Loans by 359 basis points at December 31, 1996. The Company believes that the increased yield on Commercial Installment Loans compensate for their higher risk relative to Medallion Loans and further illustrate the benefits of diversification.

  The Company generally originates Commercial Installment Loans at an approximate average loan to value ratio of 70% and estimates that the average loan to value ratio of all of the Company's Commercial Installment Loans at December 31, 1996 was approximately 60%. Substantially all of the Company's Commercial Installment Loans are collateralized by first security interests in the assets being financed by the borrower. At December 31, 1996, 81% of the aggregate principal outstanding in the Company's Commercial Installment Loan portfolio was secured by first security interests in retail dry cleaning and coin operated laundromat equipment and the balance, 19%, was secured by real estate, food service equipment, radio broadcast licenses and other equipment. In addition, the Company requires, in substantially all cases, personal guarantees in connection with Commercial Installment Loans. Additional security is provided by equipment vendors, and at December 31, 1996, approximately 40% of the aggregate principal amount of Commercial Installment Loans outstanding was secured by full recourse guarantees from equipment vendors and approximately 5% was secured by partial recourse guarantees from equipment vendors. The Company's aggregate realized loss of principal on loans secured by retail dry cleaning and coin operated laundromat equipment originated to date is $111,000 or 0.15% of the $72.1 million in principal amount of such loans originated to date.

THE SBA SECTION 7(A) PROGRAM

  In furtherance of the Company's strategy to expand its loan portfolio, the Company has applied to the SBA for a license as a Participating Lender in the SBA's Section 7(a) loan program. Under the Section 7(a) loan program the United States government partially guarantees loans made by Participating Lenders to small businesses meeting certain size and other eligibility requirements established by the SBA. Under the Section 7(a) loan program, the SBA's largest lending program, the SBA is authorized to guarantee up to $7.9 billion in loans in the federal fiscal year ending September 30, 1997. The SBA guarantee is typically 75% of the principal amount of loans ranging up to $1 million. As a Participating Lender, the Company may provide a broader range of products, including variable rate loans, to its customers in existing and new markets while incurring a reduced level of credit risk associated with the United States government guarantee. With the accompanying increased flexibility in obtaining federally guaranteed loans, the Company anticipates that it could actively expand its portfolio of smaller loans. There can be no assurance however that the Company will be successful in its efforts to obtain a license as a Participating Lender, and the Company may, alternatively or additionally, pursue acquisitions of existing Participating Lenders from time to time.

MARKETING, ORIGINATION AND LOAN APPROVAL PROCESS

  The Company employs six loan officers that originate Medallion Loans and Commercial Installment Loans. The Company's loan officers regularly receive referrals from medallion brokers and make use of an extensive referral network in the retail dry cleaning and coin operated laundromat industry. Equipment vendors are the single most important source of Commercial Installment Loan referrals and the Company attributes its excellent relations with these vendors in part to its success in financing the purchase of retail dry cleaning and coin operated laundromat equipment.

  Each loan application is individually reviewed through analysis of a number of factors, including loan-to-value ratios, a review of the borrower's credit history, public records, personal interviews, trade references and personal inspection of the premises and TLC approval, if applicable. The Company also requires each applicant to provide personal and corporate tax returns and premises leases or property deeds. The Company's Credit Committee establishes loan origination criteria. Loans that conform to such criteria may be processed by a loan officer and non-conforming loans must be approved by three of the four members of the Company's Credit Committee.

GROSS LOANS RECEIVABLE

  The following table sets forth the Company's gross loans receivable:

                                                         DECEMBER 31,
                          ------------------------------------------------------------------------------
                               1992            1993            1994            1995            1996
                          --------------  --------------  --------------  --------------  --------------
                                                        (IN THOUSANDS)
Loans Receivable
 Medallion Financial....  $    --    --   $    --    --   $    --    --   $    --    --   $ 14,640   8.0%
 Tri Magna (MFC)........    69,785  53.0%   82,014  57.0%   90,343  62.0%   96,956  64.0%   99,662  57.0
 Edwards................    43,020  32.0    44,141  30.0    43,487  30.0    43,799  29.0    46,630  26.0
 TCC....................    20,192  15.0    18,074  13.0    10,981   8.0     9,797   7.0    15,608   9.0
                          -------- -----  -------- -----  -------- -----  -------- -----  -------- -----
 Total..................  $132,997 100.0% $144,229 100.0% $144,811 100.0% $150,552 100.0% $176,540 100.0%
                          ======== =====  ======== =====  ======== =====  ======== =====  ======== =====

  During the past two years, the aggregate principal amount of loans originated by the Company has substantially increased while realized losses of principal have remainded constant. During the year ended December 31, 1996, the Company originated over 1,000 loans in the aggregate principal amount of $88.1 million. For that period, the Company's realized losses of principal were 0.06% of its loan portfolio. During the year ended December 31, 1995, the Company originated loans in the aggregate principal amount of $52.7 million. For that year, the Company's realized losses of principal were 0.01% of its loan portfolio. See Selected Financial Data of the Company for additional information concerning the Company's loan portfolios.

LOAN ACTIVITY

  The following table sets forth the Company's loans originated, renewed and repaid on a combined basis for the periods indicated:

                                                   YEAR ENDED DECEMBER 31,
                                                  ----------------------------
                                                    1994      1995      1996
                                                  --------  --------  --------
                                                        (IN THOUSANDS)
Loans originated................................. $ 61,357  $ 52,714  $ 88,070
Loan repayments (including renewals).............  (60,610)  (46,983)  (60,569)
Decrease (increase) in unrealized depreciation...      871       195         9
Loans (written off) recovered, net...............     (166)       11         5
                                                  --------  --------  --------
Increase (decrease) in loans receivable-net......    1,452     5,937    27,515
Loans receivable-net (beginning of period).......  141,590   143,042   148,979
                                                  --------  --------  --------
Loans receivable-net (end of period)............. $143,042  $148,979  $176,494
                                                  ========  ========  ========

DELINQUENCY AND LOAN LOSS EXPERIENCE

  Under the Company's collection policy, when a borrower fails to make a required monthly payment, the borrower is notified by mail after approximately 10 days, and a collection officer generally contacts the borrower if the payment remains unpaid after 10 additional days. The Company generally follows a practice of discontinuing the accrual of interest income on loans which are in arrears as to interest payments for a period in excess of 90 days. The Company delivers a default notice and begins foreclosure and liquidation proceedings when management determines that pursuit of these remedies is the most appropriate course of action in the circumstances.

  At December 31, 1996, the Company had 88 loans with an aggregate principal balance of $8.4 million, or 4.8% of the portfolio, for which accrued interest and principal payments of $791,000 were delinquent for 90 days or more, compared to 69 loans with an aggregate principal balance of $6.4 million, or 4.3% of the portfolio, for which accrued interest and principal payments of $512,000 were delinquent for 90 days or more at December 31, 1995. Of the 88 loans which were delinquent at December 31, 1996, 55, in the aggregate principal amount of $5.8 million, were Medallion Loans. The Company considers a loan to be delinquent if the borrower fails to make payments for 10 days or more; however, the Company may agree with a borrower that cannot make payments in accordance with the original loan agreement to modify the payment terms of the loan. Based upon the Company's assessment of its collateral position, the Company anticipates that a substantial portion of the principal amount of its delinquent loans would be collected upon foreclosure of such loans, if necessary. There can be no assurance, however, that the collateral securing such loans will be adequate in the event of foreclosure.

  The Company monitors delinquent loans for possible exposure to loss. In its analysis, the Company reviews various factors, including the value of the collateral securing the loan and the borrower's prior payment history. Based upon these factors and the Company's analysis of the yield and maturity of loans in the portfolio relative to current and projected market interest rates, the Company determines net unrealized depreciation of investments or the amount by which the Company's estimate of the current realizable value of its portfolio is below the cost basis thereof.

  The following table sets forth the Company's unrealized depreciation of investments and the loan loss experience on a combined basis:

                                                              YEAR ENDED
                                                         ----------------------
                                                          1994    1995    1996
                                                         ------  ------  ------
                                                            (IN THOUSANDS)
Balance, beginning of year.............................. $2,639  $1,768  $1,573
Change in unrealized depreciation of investments........   (415)   (145)     (9)
Realized loan losses....................................   (200)    (62)      0
Recoveries..............................................     33      12       5
Interest income received................................   (289)    --      --
                                                         ------  ------  ------
Balance, end of year.................................... $1,768  $1,573  $1,569
                                                         ======  ======  ======

TAXICAB ROOFTOP ADVERTISING

  Media provides taxicab rooftop advertising which is a relatively undeveloped segment of the out-of-home advertising industry. Out-of-home advertising includes (i) traditional outdoor advertising, such as billboards and posters,
(ii) transit advertising, such as taxicabs, buses, bus shelters, subway, commuter train and airport advertising and (iii) in-store point of sale advertising. The Company entered this business in November 1994 with the organization of Media as a subsidiary of Tri-Magna and since that time the business has grown rapidly. On December 31, 1996, the Company had approximately 2,000 installed Displays nationwide. In furtherance of its expansion efforts, in March 1997, Media entered into an agreement with the MTBOT to provide advertising on New York City taxicabs owned by members of the MTBOT commencing on September 22, 1997. Although the terms of this agreement do not guarantee that Media will be able to place advertising on any minimum number of taxicabs, Media believes that the effect of this agreement will be to nearly double the number of taxicabs Media currently has under contract in New York City. As a result of this agreement, Media believes that it will be the leading taxicab rooftop advertiser in the city and one of the largest in the nation. The Company intends to continue to expand this business through internally generated growth and additional acquisitions of other taxicab rooftop advertising businesses.

  The Company currently provides taxicab rooftop advertising in New York City, Miami, Philadelphia and Boston and intends to expand its operations to other major metropolitan areas. The Company's goal is to become the leading national provider of taxicab rooftop advertising by establishing a presence in several major U.S. metropolitan markets. The Company also plans to explore other out-of-home advertising media that would enable the Company to leverage its relationships with its advertisers. The Company believes that no provider of taxicab rooftop advertising currently operates nationwide.

  Each Display is attached to the rooftop of a taxicab by the Company and the Company also performs all ongoing Display maintenance and repair. The Display remains the property of the Company. The Display serves as a platform or frame for advertising copy which is preprinted on vinyl sheets with adhesive backing and provided by the advertiser. The advertising copy adheres to the Display and is illuminated whenever the taxicab is in operation. The vinyl sheet is durable and is generally left on the Display for up to 90 days. The advertising copy is replaced at the advertiser's discretion and cost when advertising campaigns change. The standard size of the vinyl advertising copy, 14 inches high and 48 inches long, was designed to be proportionally similar to "bulletins" or "billboards" to permit advertisers to conveniently translate billboard copy to Display copy.

  Generally, the Company enters into agreements with taxicab associations, fleets or individuals to lease taxicab rooftop space for five-year terms. The Company markets the Displays to companies promoting products, advertising agencies and outdoor advertising buying agencies. Advertising contracts generally vary from 30 days to one year and provide for monthly payments of rent by the advertiser. The Company's advertising accounts have included HBO;
R. J. Reynolds Tobacco Company; CBS, Inc.; NEC; NYNEX Corporation; Metro-Goldwyn-Mayer Inc.; Brown & Williamson Tobacco Corporation; Cathay Pacific Airways Limited; Ringling Bros. Barnum & Bailey Combined Shows, Inc.; Luxottica Group S.P.A. and The Gap.

  The Company believes the inherent in-motion nature of taxicabs and their concentration and distribution throughout densely populated metropolitan areas enhance their effectiveness as an advertising medium. Displays can be placed throughout an area, effectively covering the population and providing continuous exposure. Moreover, taxicab rooftop advertising is not zoned out of any of the areas in New York City, such as Park Avenue and Central Park, where stationary advertising is generally prohibited. Unlike other forms of transit advertising in New York City such as buses, bus shelters and subway and commuter train stations, which are prohibited from advertising tobacco products, taxicabs are not restricted by New York City from advertising tobacco products. In addition, the Company believes that taxicab rooftop advertising compares favorably with other forms of outdoor advertising, which in general have among the lowest cost-per-thousand impressions or "CPM", a standard measurement of effectiveness among media, of all advertising media.

  Historically, a substantial portion of the Company's taxicab rooftop advertising revenue has been derived from tobacco products advertising. For the period commencing with the Acquisitions and ending on December 31, 1996, approximately 78% of the Company's taxicab rooftop advertising revenue and 8% of the Company's overall revenue were derived from such advertising. In August 1996, President Clinton signed an executive order adopting rules proposed by the FDA restricting the sale and advertising of cigarette and smokeless tobacco products. Portions of these rules, which limit tobacco products advertising to a format consisting of black text on a white background and require the inclusion of a statement which identifies the product as "a nicotine-delivery device for persons over 18," apply to taxicab rooftop advertising. Certain advertisers may be unwilling to advertise in this format. On April 25, 1997, however, a federal district court in Greensboro, North Carolina ruled that the FDA does not have the authority to restrict such advertising. The FDA has indicated that it will appeal the decision. If the FDA is successful in its appeal, the Company believes that these restrictions could have a material adverse effect upon the taxicab rooftop advertising business of the Company. In addition, even if the FDA's appeal is not successful, discussions currently taking place among the tobacco industry, certain state attorneys general and certain members of Congress could result in a settlement that includes a ban on all outdoor advertising of tobacco products. Further, there can be no assurance that local legislation or regulations restricting tobacco advertising will not be adopted in the future, or as to the effect any such legislation or the voluntarily curtailment of advertising by tobacco companies would have on the Company. In addition, the Council of the City of New York recently proposed certain amendments to the administrative code of the City of New York which restrict the advertising of tobacco products to minors. These proposed amendments, however, do not apply to tobacco advertising on motor vehicles and therefore, do no apply to taxicab rooftop advertising. See "Risk Factors -- Government Regulation of Tobacco Advertising."

SOURCES OF FUNDS

 Overview

  The Company funds its operations through credit facilities with bank syndicates and, to a lesser degree, through fixed rate, long-term subordinated debentures issued to or guaranteed by the SBA. The determination of funding sources is established by the Company's management, based upon analysis of the respective financial and other costs and burdens associated with funding sources. At December 31, 1996, 76.6% of the Company's $125.8 million of debt consisted of bank debt, substantially all of which was at variable effective rates of interest averaging below the Prime Rate. An additional $10.5 million of debt was available at December 31, 1996 at variable effective rates of interest averaging below the Prime Rate under the Company's $105.0 million in bank credit facilities. On January 28, 1997, MFC increased the amount available under its revolving credit facilities by $20.0 million and Medallion Financial increased the amount available under its line of credit by $1.0 million on February 10, 1997. In addition, 23.4% of the Company's debt consisted of subordinated SBA debentures, with fixed rates of interest with a weighted average rate of 7.38%. SBA financing offers attractive long-term fixed rates. At December 31, 1996, the interest rate payable on newly issued subordinated SBA debentures was 8.08%. However, SBA financing subjects its recipients to limits on the amount of secured bank debt they may incur. Accordingly, the Company plans to limit its use of SBA funding and will seek such funding only when advantageous, such as to fund loans that qualify under SBA Regulations through Edwards and TCC which are already subject to SBA restrictions. A table appearing under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" illustrates each of the Founding Companies' sources of available funds at December 31, 1996.

  The Company intends to establish a commercial paper program at MFC to reduce its cost of funds. The issuance of commercial paper will be contingent upon MFC obtaining an investment grade rating, among other conditions, and in an effort to secure this rating, the Company intends to merge TCC into MFC to increase MFC's capital base. Because MFC does not have any outstanding SBA debentures, MFC is not currently subject to SBA limitations on the amount of bank debt that MFC can incur. After the merger, MFC will hold TCC's SBA debentures and ordinarily this would result in the imposition of limitations on the amount of third party bank debt that MFC could incur. MFC, however, intends to enter into an agreement with the SBA permitting MFC to continue to incur an unlimited amount of third party bank debt but providing that the debentures acquired by MFC from TCC will be secured by Commercial Installment Loans on a pari passu basis with the Company's third party bank debt. If the Company does not enter into such agreement, the Company currently plans to pay all outstanding SBA subordinated debentures of TCC and thereby eliminate the SBA restrictions on third party debt for MFC. There can be no assurance that the Company will be able to enter into such an agreement with the SBA on terms acceptable to the Company or that MFC will be able to establish a commercial paper program.

  The Company funds its fixed rate loans with variable rate bank debt and fixed rate subordinated SBA debentures. The mismatch between maturities and interest-rate sensitivities of these balance sheet items results in interest rate risk. See "Risk Factors--Interest Rate Spread." The Company seeks to manage its exposure to increases in market rates of interest to an acceptable level by (i) purchasing interest rate caps to hedge a portion of its variable rate debt against increases in interest rates, (ii) incurring fixed-rate debt and (iii) originating adjustable rate loans. Nevertheless, the Company accepts varying degrees of interest rate risk depending on market conditions and believes that the resulting asset/liability interest rate mismatch results in opportunities for higher net interest income. See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Asset/Liability Management."

 Medallion Financial Funding

  Medallion Financial has a $5.0 million revolving line of credit with a bank. At December 31, 1996, $4.5 million was outstanding under this facility, bearing interest at the rate of 6.84%. On February 10, 1997, Medallion Financial increased the amount available under its line of credit by $1.0 million.

 Edwards Funding

  Edwards has a $15.0 million revolving line of credit with a bank syndicate. At December 31, 1996, $12.5 million was outstanding under this facility, bearing interest at a rate of 6.81%. Under an agreement with the SBA, Edwards is restricted from borrowing more than $12.7 million in bank debt without the prior approval of the SBA.

  As an SBIC, Edwards is eligible to obtain low cost financing from the SBA through the issuance of subordinated SBA debentures. Edwards has debentures outstanding in the principal amount of $23.8 million and intends to seek to issue additional subordinated SBA debentures. SBA Regulations limit the amount of subordinated SBA debentures or "leverage" SBICs may issue. Generally, under SBA Regulations, the maximum principal amount of subordinated SBA debentures Edwards is permitted to issue is equal to 300% of its private or non-SBA paid-in capital and paid-in surplus ("Leveragable Capital"). SBA Regulations generally also limit the aggregate amount of leverage SBICs under common control, such as Edwards, MFC and TCC, have outstanding to no more than $90 million. Accordingly, Edwards, MFC and TCC collectively may not issue subordinated SBA debentures in an aggregate amount that exceeds $90 million and at December 31, 1996, the aggregate amount outstanding was $29.4 million. The interest rates payable on outstanding subordinated SBA debentures at December 31, 1996 ranged from 5.00% to 9.80% with a weighted average of 7.38%.

  At December 31, 1996, Edwards had Leveragable Capital of $9.6 million and had issued $23.8 million in principal amount of subordinated SBA debentures that carry fixed rates of interest and have ten-year terms. These debentures have maturities ranging from April 1, 1997 to September 1, 2004 and rates of interest varying from 7.15% to 9.80% per annum. On April 1, 1997, $1.5 million of such subordinated SBA debentures matured and on April 7, 1997, such amount was paid. Subject to the limitations discussed above, Edwards was eligible on December 31, 1996, to issue $4.9 million in aggregate principal amount of additional subordinated SBA debentures.

 MFC Funding

  Subsequent to December 31, 1996, MFC increased its revolving bank lines of credit by $20.0 million to $105.0 million. MFC has a credit facility with a bank syndicate consisting of an $85.0 million revolving line of credit and a $2.0 million term loan. Amounts outstanding under the revolving line of credit bear interest at the agent bank's prime rate or, at MFC's option, a rate based on LIBOR. At December 31, 1996, the average interest rate was 7.06% which was 119 basis points below the Prime Rate and 148 basis points above LIBOR Benchmark as of such date. The revolving line of credit is secured by all of MFC's assets and matures on June 30, 1997. As of December 31, 1996, there was an outstanding balance of $77.6 million under the revolving line of credit. The term loan bears interest at the rate of 7.50% and matures on July 31, 1997.

 TCC Funding

  Prior to its conversion to an SBIC on February 11, 1997, TCC was eligible to obtain low cost financing from the SBA through the issuance of subordinated SBA debentures and the issuance of non-voting cumulative preferred stock to, or guaranteed by, the SBA. As of December 31, 1996, TCC had $5.6 million of subordinated SBA debentures outstanding and no preferred stock outstanding. At December 31, 1996 the interest rate payable on subordinated SBA debentures was 5.0%. As a result of an SBA subsidy program available to SSBICs, the effective interest rate on subordinated SBA debentures issued by TCC prior to its conversion to an SBIC was 3% below the stated interest rate for the first five years such debentures are outstanding. As an SBIC, TCC is no longer eligible to issue non-voting cumulative preferred stock. TCC is, however, still eligible to obtain low cost financing from the SBA through the issuance of subordinated SBA debentures and TCC intends to seek to issue additional subordinated SBA debentures, but the interest on such debentures will not be subsidized by the SBA. SBA Regulations limit the amount of subordinated SBA debentures or "leverage" SBICs may issue and the "300% of leveragable capital" and the $90 million limit on the aggregate amount of leverage permitted for SBICs under common control referred to above also apply. At December 31, 1996, the interest rate payable on newly issued subordinated SBA debentures was 8.08%.

  At December 31, 1996, TCC had Leveragable Capital of $7.5 million and had issued $5.6 million in principal amount of subordinated SBA debentures that have fixed rates of interest, ten-year terms and may be prepaid after five years without penalty. The interest rate payable on these debentures is 5.00% per annum through June 1, 1997, 8.00% per annum thereafter and they mature on June 1, 2002. Future issuances of subordinated SBA debentures by TCC, including any refinancing or rollover of currently outstanding subordinated SBA debentures, are also limited by the SBA to the aggregate amount of TCC's outstanding non-Medallion Loans and the aggregate amount of non-Medallion Loans originated in connection with such financing. At December 31, 1996, TCC had $9.1 million in principal amount of non-Medallion Loans outstanding. Subject to the foregoing limitations, TCC was eligible on December 31, 1996, to issue $16.8 million of additional subordinated SBA debentures.

 Preferred Stock Repurchase Agreements

  MFC and TCC have repurchased all of their previously issued preferred stock from the SBA for an aggregate price of $4.4 million, representing a discount of 65.0% from the original aggregate issuance price of $12.6 million. The repurchase price discount of $8.2 million reflects the below market 3.00% dividend rate and the fact that the preferred stock was not subject to mandatory redemption at any time. The repurchase has resulted in the termination of SBA limits on the amount of secured bank debt MFC can incur and a realized gain in retained earnings in the amount of the repurchase discount which will be accreted to paid-in capital on a straight-line basis over 60 months, commencing August 12, 1994. However, if MFC or TCC is liquidated or loses its SBA license during the accretion period, the SBA will receive the remaining unaccreted amount of the realized gain attributable to the subsidiary liquidating or losing its license. The proposed merger of TCC and MFC will not trigger the repayment of such amount. At December 31, 1996, the aggregate remaining unaccreted amount of the realized gain for MFC and TCC was $4.6 million.

COMPETITION

  Banks, credit unions and finance companies, some of which are SBICs, compete with the Company in originating Medallion Loans and Commercial Installment Loans. Finance subsidiaries of equipment manufacturers also compete with the Company. Many of these competitors have greater resources than the Company and certain competitors are subject to less restrictive regulations than the Company. As a result, there can be no assurance that the Company will be able to identify and complete the financing transactions that will permit it to compete successfully. The Company's taxicab rooftop advertising business competes with other taxicab rooftop advertisers as well as all segments of the out-of-home advertising industry and other types of advertising media, including cable and network television, radio, newspapers, magazines and direct mail marketing. Many of these competitors have greater financial resources than the Company and offer several forms of advertising as well as production facilities.

EMPLOYEES

  As of December 31, 1996, the Company employed a total of 33 employees. The Company believes that its relations with its employees are good, but that its future success will depend, in part, on its ability to continue to recruit, retain and motivate qualified personnel at all levels.

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

  The Company's investment objectives are to provide a high level of current income for its stockholders through quarterly distributions, consistent with preservation of capital, as well as long term growth of net asset value. The Company seeks to achieve its investment objectives by maximizing net interest income and fee income from operations and expanding operations. There can be no assurance that the Company will achieve its investment objectives.

  The Company's only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of the Company's outstanding voting securities, as defined under the 1940 Act, are the restrictions described in the following seven paragraphs. A "majority of the Company's outstanding voting securities" as defined under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this Prospectus, including the Company's investment objectives, are not fundamental policies of the Company and may be changed by the Company's Board of Directors without stockholder approval. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Company's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Company's acquisition of such security or other asset. Accordingly, any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Company's investment policies and limitations. The Company's fundamental policies are as follows:

    1. The Company will at all times conduct its business so as to retain its status as a business development company under the 1940 Act. In order to retain that status, the Company may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a business development company) if, after giving effect to such acquisition, the value of its "Qualifying Assets," as such term is described under the caption "Regulation," amount to less than 70% of the value of its total assets. The Company believes that the securities it has acquired in connection with the acquisition of the Founding Companies, as well as temporary investments it makes with its funds, will generally be assets of the type listed in
  Section 55(a) of the 1940 Act ("Qualifying Assets").

    2. MFC, TCC, Edwards, and any subsidiaries of the Company organized in the future that are SBA licensees, may issue the maximum principal amount of subordinated SBA debentures and preferred stock permitted under the SBIA and SBA Regulations. As SBICs, MFC, Edwards and TCC are not permitted to issue preferred stock to the SBA and the maximum principal amount of subordinated SBA debentures they are each permitted to issue is equal to 300% of their respective Leveragable Capital (generally non-SBA paid-in capital and paid-in surplus). See "Regulation." In addition, SBA Regulations also limit the aggregate principal amount of subordinated SBA debentures or "leverage" SBICs under common control, such as the RIC Subsidiaries, may have outstanding to no more than $90.0 million. At December 31, 1996, TCC and Edwards had, in aggregate, $29.4 million in principal amount of subordinated debentures outstanding. At that date, TCC and Edwards had, in aggregate, $17.0 million in Leveragable Capital and accordingly the maximum aggregate principal amount of additional SBA leverage TCC and Edwards could issue on that date was $21.7 million. At December 31, 1996, MFC had Leveragable Capital of $14.1 million but had no subordinated SBA debentures outstanding and has no intention of issuing any; however, MFC reserves the right to issue subordinated SBA debentures to the maximum extent permitted under the SBIA or SBA Regulations.

    3. The Company may borrow funds and issue "senior securities" to the maximum extent permitted under the 1940 Act. As a business development company, the Company may issue senior securities if, immediately after such issuance, the senior securities will have an asset coverage of at least 200%. Under the 1940 Act, subordinated debentures issued to or guaranteed by the SBA and preferred stock issued to the SBA by the RIC Subsidiaries may be considered senior securities issued by the Company requiring asset coverage of 200%; however, pursuant to an exemptive order of the Commission, such debentures and preferred stock are exempt from the asset coverage requirements of the 1940 Act.

    4. The Company will not (i) underwrite securities issued by others (except to the extent that it may be considered an "underwriter" within the meaning of the Securities Act in the disposition of restricted securities),
  (ii) purchase or sell real estate or real estate mortgage loans unless acquired as a result of ownership of securities or other instruments (except that the Company may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments or the foreclosure of mortgages held by the Company), (iii) engage in short sales of securities, (iv) purchase securities on margin (except to the extent that it may purchase securities with borrowed money), (v) write or buy put or call options or (vi) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations). The Company and the RIC Subsidiaries may purchase interest rate caps and swaps covering up to 100% of their variable rate debt. In addition, the Company may sponsor the securitization of loan portfolios.

    5. The Company and the RIC Subsidiaries may originate loans and loans with equity features. To the extent permitted under SBA Regulations, the Company may also make loans as permitted (i) under the 1996 Plan, (ii) under the Director Plan and plans providing for options for disinterested directors that might be adopted by the Company in the future and (iii) to officers and directors for the purchase of Common Stock. The Company holds all of the outstanding common stock of the Founding Companies and may organize additional subsidiaries in the future. The Company may acquire restricted securities of small businesses.

    6. Each RIC Subsidiary shall not originate loans to, or invest in the securities of, any entity if, immediately after such loan or investment, more than 5% of the total assets of the RIC Subsidiary originating such loan or making such investment (taken at current value) would be loaned to, or invested in the securities of such entity, or acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or to repurchase agreements secured by such obligations, and that up to 25% of each RIC Subsidiary's total assets (at current value) may be invested without regard to this limitation.

    7. The Company and the RIC Subsidiaries shall lend or invest at least 25.5% of their total assets (taken at current value) to or in entities primarily engaged in the taxicab industry and shall not lend or invest more than 25.0% of their total assets (taken at current value) to or in entities primarily engaged in any other single industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or to repurchase agreements secured by such obligations or to bank money-market instruments.

PORTFOLIO TURNOVER

  During the year ended December 31, 1994, the Company originated loans totalling $61.4 million in aggregate principal amount and experienced prepayments totalling $60.6 million in aggregate principal amount. During the year ended December 31, 1995, the Company originated loans totalling $52.7 million in aggregate principal amount and experienced prepayments totalling $46.9 million in aggregate principal amount. During the year ended December 31, 1996, the Company originated loans totalling $88.1 million in aggregate principal amount and experienced prepayments totalling $60.6 million in aggregate principal amount. All borrowers have the right to prepay loans made by the Company at any time. Although the Company experiences more prepayments when interest rates are falling and fewer prepayments when interest rates are rising, the Company is unable to predict the level of prepayments it will experience during any period of time.

THE INVESTMENT ADVISER

  The Company is managed by its executive officers under the supervision of its Board of Directors. In addition, under the terms of a sub-advisory agreement (the "Sub-Advisory Agreement") between the Company and FMC, the Company has retained FMC to consult with management upon reasonable request in the review and refinement of the Company's strategies.

  Myron Cohen, Robert Fanger and Michael Miller control FMC and will provide the advisory services to the Company on behalf of FMC. They had served as directors and executive officers of Tri-Magna and MFC since inception and, along with Alvin Murstein, comprised Tri-Magna's Executive Committee. Messrs. Cohen, Fanger and Miller ceased to hold their offices with Tri-Magna and MFC upon the closing of the Acquisitions. Upon the request of the officers of the Company, FMC consults with respect to strategic decisions concerning originations, credit quality assurance, development of financial products, leverage, funding, geographic and product diversification, the repurchase of participations, acquisitions, regulatory compliance and marketing.

  Under the Sub-Advisory Agreement, the Company pays FMC monthly in arrears, as compensation for the services rendered by it, a fee of $18,750. Unless earlier terminated as described below, the Sub-Advisory Agreement will remain in effect until May 1998 and from year to year thereafter only if approved annually by (i) a majority of the non-interested directors of the Company and
(ii) the Board of Directors, or by a majority of the outstanding voting securities of the Company, as defined in the 1940 Act. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Company, as defined in the 1940 Act, and will terminate if assigned. Under the Sub-Advisory Agreement, FMC will not be liable for any loss suffered by the Company, except a loss resulting from FMC's willful malfeasance, bad faith or gross negligence.

  The Murstein Trusts entered into an escrow agreement with FMC on May 29, 1996. Under the escrow agreement, the Murstein Trusts deposited into escrow 163,636 shares of Common Stock. Subject to certain limitations, the Murstein Trusts agreed to maintain in escrow Common Stock worth 200% of the advisory fees payable by the Company under the Sub-Advisory Agreement during the first 48 months of service, thereby assuring FMC of the payment of $900,000 in advisory fees. In the event that the Company or its stockholders terminate or do not renew the Sub-Advisory Agreement during this period for any reason other than (i) breach of the Sub-Advisory Agreement by FMC or (ii) FMC's willful malfeasance, bad faith or gross negligence, the escrow agent will assign to FMC Common Stock in escrow equal in value to the amount of the fees payable over the balance of the 48-month period. If the value of the Common Stock required to be deposited in escrow is less than the value of the fees payable, FMC will have no further recourse against the Murstein Trusts.

                                  MANAGEMENT

  The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors is divided into three classes, each with a term of three years. Only one class of directors stands for election in any year. Messrs. Kreitman and Rudnick are in the first class and stand for election in 1997; Mr. Cuomo is in the second class and stands for election in 1998 and Messrs. Alvin Murstein and Ward are in the third class and stand for election in 1999. The Board of Directors has two committees, a Compensation Committee comprised of Messrs. Kreitman, Alvin Murstein and Ward and an Audit Committee comprised of Messrs. Kreitman, Rudnick and Ward. The non-employee directors will each be paid $10,000 for each year they serve and shall each receive $2,000 for each Board meeting attended and $1,000 for each committee meeting attended and are reimbursed for expenses relating thereto. The Board of Directors elects the Company's officers who serve at the pleasure of the Board of Directors.

  As a business development company under the 1940 Act, a majority of the Company's directors are required to be individuals who are not "interested persons" of the Company. As a result of a review of the status of one of its directors under applicable regulations, the Company recently determined that its Board of Directors was not in compliance with this requirement. To immediately address this situation, Andrew Murstein resigned from the Board on April 21, 1997 while retaining his position as the Company's President and Chief Operating Officer. As a result, the configuration of the Board is now in compliance with the 1940 Act because it consists of three independent directors and only two directors who are deemed interested persons. The three independent directors have undertaken a review of all of the actions taken by the Board (including themselves) while it was not in compliance with the 1940 Act to determine whether to ratify such actions as being in the best interests of the Company and its stockholders. There can be no assurance that the Board will ratify such actions. In addition, the Company has commenced a search for an additional independent director and may also consider adding Mr. Murstein to the Board upon the appointment of such independent director. Any newly appointed directors must stand for election at the next meeting of stockholders.

  The Company's directors and officers are as set forth below.

 NAME AND ADDRESS       AGE        POSITION(S) HELD WITH THE COMPANY
 ----------------       ---        ---------------------------------
 Alvin Murstein*.......  62 Chairman, Chief Executive Officer and Director
 Andrew Murstein*......  32 President and Chief Operating Officer
 Marie Russo*..........  73 Senior Vice President and Secretary
 Daniel F. Baker*......  33 Treasurer and Chief Financial Officer
 Michael Fanger*.......  39 Executive Vice President
 Michael J. Kowalsky*..  51 Executive Vice President
 Mario M. Cuomo*.......  64 Director
 Stanley Kreitman......  65 Director
 David L. Rudnick......  57 Director
 Benjamin Ward.........  70 Director

----------
 An asterisk (*) indicates an "interested person" as such term is defined in
 (S) 2(a)(19) of the 1940 Act.

  Alvin Murstein has been Chairman of the Board of Directors of Medallion Financial since its founding in 1995 and has been Chief Executive Officer of Medallion Financial since February 1996. Mr. Murstein has also been Chairman of the Board of Directors and Chief Executive Officer of MFC since its founding in 1979 and of Media since its founding in 1994. Mr. Murstein has been Chairman of the Board of Directors and Chief Executive Officer of Edwards and TCC since June 1996. He served as Chairman of the Board of Directors and Chief Executive Officer of Tri-Magna from its founding in 1989 until its acquisition by the Company in May 1996. Mr. Murstein received a B.A. and an M.B.A. from New York University and has been an executive in the taxicab industry for over 40 years. Alvin Murstein is the father of Andrew Murstein.

  Andrew Murstein has been President of Medallion Financial since its inception in 1995, Chief Operating Officer of Medallion Financial since February 1996 and President of Media from its inception. Mr. Murstein was a Director of Medallion Financial, MFC, Edwards and TCC from May 1996 until April 21, 1997. He continues as a director of Media. He served as Tri-Magna's Director of New Business Development from 1994 until the acquisition of Tri-Magna by the Company in May 1996. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University. Mr. Murstein serves on the New York City Private Industry Council. Andrew Murstein is the son of Alvin Murstein and the son-in-law of Mr. Rudnick, and is the third generation of his family to be active in the taxicab industry.

  Marie Russo has been Senior Vice President and Secretary of Medallion Financial since February 1996. Ms. Russo has also been Senior Vice President and Secretary of MFC, Edwards and TCC since June 1996. Ms. Russo served as Vice President of Operations of Tri-Magna from 1989 until its acquisition by the Company in May 1996. From 1989 to 1996 she was Vice President of MFC and from 1983 to 1986 she was Controller of MFC. Ms. Russo received a B.S. in accounting from Hunter College.

  Daniel F. Baker has been Treasurer and Chief Financial Officer of Medallion Financial since February 1996. Mr. Baker has also been Treasurer and Chief Financial Officer of MFC, Edwards, TCC and Media since June 1996. Mr. Baker also served as Tri-Magna's Vice President of Finance from 1992 until its acquisition by the Company in May 1996. From 1989 through 1991, he was Controller of Tri-Magna and from 1988 through 1991 he was Controller of MFC. Prior to joining MFC, Mr. Baker was employed by Arthur Andersen & Co. Mr. Baker received a B.S. in accounting from Husson College.

  Michael Fanger has been Executive Vice President of Medallion Financial since February 1996 and has been President of TCC since June 1996. Mr. Fanger has also been Executive Vice President of MFC and Senior Vice President of Edwards since June 1996. He served as Tri-Magna's Vice President of Commercial Lending from its inception until its acquisition by the Company in May 1996. Prior to joining MFC, Mr. Fanger was a Vice President, Commercial Lending at Shawmut Bank, N.A. Mr. Fanger received a B.A. from Colby College.

  Michael J. Kowalsky has been Executive Vice President of the Company since May 1996. Mr. Kowalsky has been President of MFC and Edwards since June 1996. He also served as Chief Operating Officer of Edwards from 1992 until June 1996. Prior to joining Edwards in 1990, Mr. Kowalsky was a Senior Vice President at General Cigar Co. Inc., a cigar manufacturing company. Mr. Kowalsky received a B.A. and M.A. in economics from the University of Kentucky and an M.B.A. from the New York University Graduate School of Business.

  Mario M. Cuomo served as Governor of the State of New York from January 1983 through 1994. Governor Cuomo has been a partner in the law firm of Willkie Farr & Gallagher since February 1995. Willkie Farr & Gallagher serves as counsel to the Underwriters in connection with this Offering. Mr. Cuomo received a B.A., summa cum laude, from St. John's University and a J.D., magna cum laude, from St. John's University School of Law.

  Stanley Kreitman serves as Vice Chairman of Manhattan Associates, an investment banking company. Mr. Kreitman served as a Director of Tri-Magna from 1991 until May 1996. Mr. Kreitman served as President of the United States Banknote Corporation, a securities printing company, from 1975 until his retirement in 1994. Mr. Kreitman is Chairman of the Board of Trustees of the New York Institute of Technology. Mr. Kreitman received an A.B. from New York University and an M.B.A. from New York University Graduate School of Business.

  David L. Rudnick serves as President of Century Properties, Inc., a national commercial real estate concern. Mr. Rudnick joined Century Properties, Inc. in 1966. Mr. Rudnick was a director of West Side Federal Savings & Loan Association. Mr. Rudnick received an A.B. in economics from Harvard University and an M.B.A. from Columbia University Graduate School of Business. Mr. Rudnick is Andrew Murstein's father-in-law.

  Benjamin Ward served as a Director of Tri-Magna from 1992 until May 1996. Mr. Ward served as Police Commissioner of New York City from 1984 until 1989. Mr. Ward received a B.A. in sociology, magna cum laude, from Brooklyn College and a J.D. from Brooklyn Law School.

EXECUTIVE COMPENSATION

  The following table sets forth the compensation paid to the most highly compensated executive officers of the Company (the "Named Executive Officers") for the period from May 30, 1996 through December 31, 1996, (the "Period"). No director received compensation in excess of $60,000 for the Period. The Company does not have a pension plan, but has established a 401(k) plan that does not provide for matching contributions. Options to purchase a total of 16,969 shares of Common Stock were granted to the directors of the Company during the Period.

                          SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                                                   COMPENSATION
                                   COMPENSATION FOR THE PERIOD        AWARDS
                               ----------------------------------- ------------
                                                                    SECURITIES
                                                    OTHER PERIOD    UNDERLYING
NAME AND PRINCIPAL POSITION    SALARY($) BONUS($) COMPENSATION ($)  OPTIONS(#)
---------------------------    --------- -------- ---------------- ------------
Alvin Murstein................ $151,667      --         --               --
 Chairman and Chief Executive
  Officer
Andrew Murstein...............   90,417      --         --               --
 President
Daniel F. Baker...............   75,833  $45,000        --            68,182
 Treasurer and Chief Financial
  Officer
Michael Fanger................   84,583   15,000        --            68,182
 Executive Vice President
Michael Kowalsky..............   87,500      --         --            45,456
 Executive Vice President

  The following table sets forth certain information regarding options granted during the Period by the Company to the following Named Executive Officers:

                                 OPTION GRANTS

                                          INDIVIDUAL GRANTS
                         ----------------------------------------------------
                                                                              POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF                                               ASSUMED ANNUAL RATES OF
                         SECURITIES                                           STOCK PRICE APPRECIATION FOR
                         UNDERLYING  PERCENT OF TOTAL EXERCISE OR                    OPTION TERM(2)
                          OPTIONS    OPTIONS GRANTED   BASE PRICE  EXPIRATION -----------------------------
NAME                     GRANTED(#)    TO EMPLOYEES   ($/SHARE)(1)    DATE        5%($)         10%($)
----                     ----------  ---------------- ------------ ---------- -----------------------------
Alvin Murstein..........      --            --              --          --              --              --
Andrew Murstein.........      --            --              --          --              --              --
Daniel F. Baker.........   68,182(3)      33.85%         $11.00     5/22/06   $     471,672      $1,195,310
Michael Fanger..........   68,182(3)      33.85           11.00     5/22/06         471,672       1,195,310
Michael Kowalsky........   45,456(4)      22.57           11.00     5/22/06         314,457         796,897

----------
(1) The exercise price of these options is equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Company's Board of Directors.
(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying Common Stock. No gain to the optionees is possible without an increase in price of the underlying Common Stock, which will benefit all stockholders proportionately.
(3) Options granted under the 1996 Plan. These shares vest in five equal annual installments beginning May 22, 1997.
(4) Options granted under the 1996 Plan. These shares vest in twelve equal quarterly installments beginning August 22, 1996.

  The following table sets forth certain information concerning exercisable and unexercisable stock options held by the following Named Executive Officers in the Period:

                 AGGREGATED OPTION EXERCISES IN THE PERIOD AND
                           YEAR-END OPTION VALUES(1)

                         NUMBER OF SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                             UNEXERCISED OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                   YEAR-END(#)                          YEAR-END(2)
                         -----------------------------------     -------------------------
                          EXERCISABLE        UNEXERCISABLE       EXERCISABLE UNEXERCISABLE
                         ---------------    ----------------     ----------- -------------
Alvin Murstein..........                --                  --         --           --
Andrew Murstein.........                --                  --         --           --
Daniel F. Baker.........                --               68,182        --      $289,774
Michael Fanger..........                --               68,182        --       289,774
Michael Kowalsky........              7,576              37,880    $32,198      160,990

----------
(1) No options were exercised during the Period by the Named Executive
    Officers.
(2) Based on the difference between closing price of the underlying shares of Common Stock on December 31, 1996 as reported by the Nasdaq National Market ($15.25) and the option exercise price ($11.00).

EMPLOYMENT AGREEMENTS

  In May 1996, Alvin Murstein and Andrew Murstein entered into employment agreements with the Company. The agreements automatically renew annually for a five-year term unless either party terminates the agreement. The agreements contain non-competition covenants in favor of the Company. Michael Kowalsky has entered into an employment agreement with the Company which became effective in May 1996. This agreement includes a three-year term and contains non-competition covenants in favor of the Company.

1996 STOCK OPTION PLAN

  The 1996 Plan was adopted by the Board of Directors, including a majority of the non-interested directors, in 1996. The 1996 Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Code and non-qualified stock options for the purchase of an aggregate of 750,000 shares (subject to adjustment for stock splits and similar capital changes) of Common Stock to employees of the Company. As of April 4, 1997, under the 1996 Plan, no non-qualified options to purchase shares of Common Stock had been granted and incentive stock options to purchase 201,420 shares of Common Stock had been granted. Accordingly, as of April 4, 1997, 548,580 shares of Common Stock were available for future awards under the 1996 Plan.

  In May 1996, Daniel F. Baker, the Treasurer and Chief Financial Officer, Michael Fanger, an Executive Vice President and Michael Kowalsky, an Executive Vice President, were granted stock options exercisable for 68,182, 68,182 and 45,456 shares of Common Stock, respectively. These options become exercisable commencing on May 23, 1997 in five equal annual installments at an exercise price per share of $11.00, except in the case of Mr. Kowalsky's shares which vest in twelve equal quarterly installments commencing on August 22, 1996. In addition, on November 29, 1996, a group of officers and employees were granted stock options exercisable for 19,600 shares of Common Stock at an exercise price of $14.375. These options become exercisable on November 29, 1997.

  The Board of Directors has appointed the Compensation Committee of the Board of Directors to administer the 1996 Plan. Awards of options under the 1996 Plan are granted at the discretion of the Compensation Committee, which determines the eligible persons to whom, and the times at which, awards shall be granted, the type of award to be granted, and all other related terms, conditions and provisions of each award granted. In addition, all questions of interpretation of the 1996 Plan are determined by the Compensation Committee.

NON-INTERESTED DIRECTORS STOCK OPTION PLAN

  In order to attract and retain highly qualified directors, and to ensure close identification of interests between non-interested directors and the Company's stockholders, the Board of Directors of the Company adopted and the stockholders approved the Director Plan, which provides for the automatic grant of options to directors of the Company who are not employees, officers or interested persons of the Company (an "Eligible Director"). In accordance with the provisions of the 1940 Act, the automatic grant of options under the Director Plan did not occur until after the date of the approval of the plan by the Commission. The Commission approved the Director Plan on December 23, 1996 (the "Approval Date"). The Company intends to amend the Director Plan and seek an amendment of the order it received from the Commission to include interested directors so long as they are not employees or officers of the Company.

  The Director Plan provides that Eligible Directors serving on the Company's Board of Directors prior to the Approval Date will each automatically receive on the Approval Date the grant of an option to purchase the number of shares of Common Stock determined by dividing $100,000 by the fair market value of the Common Stock on the Approval Date and multiplying the resulting quotient by a fraction representing the portion of a three-year term that the director has been elected to serve. Options to purchase a total of 16,969 shares of Common Stock at an option exercise price of $13.75 were granted to the Eligible Directors on the Approval Date. These options begin to become exercisable on the date of the Company's 1997 annual meeting of stockholders. With respect to any Eligible Director who is elected or reelected as a director of the Company after the Approval Date, such director will automatically receive on the date of such election an option to purchase the number of shares of Common Stock determined by dividing $100,000 by the fair market value of the Common Stock on the date of such election.

  The total number of shares which may be granted from time to time under the Director Plan is 100,000 shares. The Director Plan is administered by a committee of the Board of Directors comprised of directors who are not eligible for grants or awards of options under the Director Plan. Options granted under the Director Plan will be exercisable at a price equal to the fair market value of the shares at the time the option is granted. Options become exercisable with respect to one third of such shares granted on the date of each annual stockholders meeting following the date on which the option was granted, so long as the optionee remains an Eligible Director. No option may be exercised more than five years after the date on which it is granted. The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof. Currently, 83,031 shares of Common Stock are reserved for future grants under the Director Plan.

  Options granted under the Director Plan will not be transferable other than by the laws of descent and during the optionee's life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an Eligible Director for any reason, other than death, three months following the date such director ceases to be an Eligible Director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.

  The Director Plan may be terminated at any time by the Board of Directors, and will terminate ten years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the plan or materially increase the benefits accruing to participants under the plan without the approval of the stockholders of the Company.

401(K) PLAN

  In 1996, the Company became a participating employer in the Medallion Funding Corp. 401(k) Investment Plan (the "401(k) Plan") which covers all full and part-time employees of the Company who have attained the age of 21 and have a minimum of one-half year of service. Under the 401(k) Plan, an employee may elect to defer not less than 1.0% and no more than 15.0% of the total annual compensation that would otherwise be paid to the employee, provided, however, that employees' contributions may not exceed certain maximum amounts determined under Section 402(g) of the Code. Employee contributions are invested in various mutual funds, according to the directions of the employee. At this time, employee contributions are not matched by the Company, but they may be in the future.

                            PRINCIPAL STOCKHOLDERS

  At May 6, 1997 of the 15,000,000 shares of Common Stock authorized, there were 8,250,000 shares of Common Stock outstanding and 30 holders of record. The following table sets forth certain ownership information with respect to the Common Stock for (i) those persons who directly or indirectly beneficially own 5% or more of the outstanding Common Stock and (ii) all officers and directors as a group.

                                                  AMOUNT OF BENEFICIAL OWNERSHIP
                                                         PERCENTAGE OWNED
                                                  -----------------------------------
                            TYPE OF OWNERSHIP                   BEFORE       AFTER
NAME AND ADDRESS         (RECORD/BENEFICIAL/BOTH)   SHARES     OFFERING    OFFERING
----------------         ------------------------ ------------ ----------  ----------
Alvin Murstein(1).......           Both              1,340,000     16.24%      10.94%
 205 East 42nd Street,
 Suite 2020
 New York, NY 10017
Andrew Murstein Family          Beneficial           1,250,000     15.15       10.20
 Trust(2)...............
 205 East 42nd Street,
 Suite 2020
 New York, NY 10017
All officers and                   --                2,642,120     31.83       21.48
 directors as a group...
 (10 persons)(3)
Janus Capital                   Beneficial             748,300      9.07        6.11
 Corporation(4).........
 100 Fillmore Street
 Denver, CO 80206
The Capital Group               Beneficial             646,500      7.83        5.28
 Companies, Inc.(5).....
 333 South Hope Street
 Los Angeles, CA 90071
John Hancock Advisers,          Beneficial             503,100      6.09        4.11
 Inc.(6)................
 John Hancock Place
 Boston, MA 02117

----------
(1) Includes 1,250,000 shares owned by the Alvin Murstein Second Family Trust of which Alvin Murstein is a trustee and beneficiary.
(2) Andrew Murstein is a trustee and beneficiary of the Andrew Murstein Family Trust.
(3) Includes (i) 1,250,000 shares owned by the Andrew Murstein Family Trust,
    (ii) 1,250,000 shares owned by the Alvin Murstein Family Trust, (iii) 90,000 shares owned by Alvin Murstein and (iv) 52,120 shares issuable upon the exercise of outstanding options exercisable on or before July 5, 1997.
(4) Janus Capital Corporation ("Janus Capital") beneficially owns shares held by several affiliated investment management companies that beneficially own 748,300 shares of Common Stock. One such affiliate, the Janus Venture Fund, beneficially owns 449,950 shares of Common Stock. Thomas H. Bailey is President, Chairman and a stockholder of Janus Capital and may also be deemed to beneficially own all 748,300 shares.
(5) The Capital Group Companies, Inc. beneficially owns shares held by several affiliated investment management companies that beneficially own 646,500 shares of Common Stock. One such affiliate, The Capital Guardian Trust Company, beneficially owns 575,000 shares of Common Stock.
(6) John Hancock Advisers, Inc. ("JHA") beneficially owns shares held by several affiliated investment management companies that beneficially own 503,100 shares of Common Stock. Through their parent or subsidiary relationship to JHA, John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc., John Hancock Asset Management and The Berkeley Financial Group may also be deemed to beneficially own these shares.

                             CERTAIN TRANSACTIONS

  Approximately $13.4 million of the net proceeds from the Company's initial public offering were used by the Company to acquire Tri-Magna. Of this amount, approximately $1.7 million, representing 12.7% of the Tri-Magna purchase price, was paid to certain stockholders of Tri-Magna who are officers, directors or 5.0% stockholders of the Company as follows: Alvin Murstein--$1.4 million; Andrew Murstein--$105,000; Marie Russo--$24,000; Michael Fanger-- $92,660; Stanley Kreitman--$10,000 and Benjamin Ward--$10,000. Alvin Murstein used all of the net proceeds from his sale of Tri-Magna common stock to the Company to purchase shares of Common Stock of the Company at the initial public offering price per share of $11.00. In addition, approximately $2.5 million, representing 18.7% of the Tri-Magna purchase price was paid to certain stockholders of Tri-Magna who were also directors and officers of Tri-Magna as follows: Myron Cohen--$652,000; Robert Fanger--$686,000; Richard Giesser--$253,000; Barnet Lieberman--$212,000; Michael Miller--$663,980 and T. Lincoln Morison, Jr.--$10,000. Messrs. Cohen, Fanger, Giesser, Lieberman, Miller and Morison did not become officers, directors or 5.0% stockholders of the Company. As discussed in the following paragraph, Messrs. Cohen, Fanger and Miller are officers, directors and stockholders of FMC.

  In May 1996, the Company and FMC entered into the Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Company pays FMC monthly in arrears, as compensation for the services rendered by FMC, a fee of $18,750. Myron Cohen, Robert Fanger and Michael Miller control FMC. They had served as directors and executive officers of Tri-Magna and MFC since inception and, along with Alvin Murstein, comprised Tri-Magna's Executive Committee. Messrs. Cohen, Fanger and Miller ceased to hold their offices with Tri-Magna and MFC when these businesses were acquired by the Company in May 1996. Subject to certain limitations, the Murstein Trusts have agreed to maintain in escrow Common Stock worth 200% of the advisory fees payable by the Company under the Sub-Advisory Agreement during the first 48 months of service, thereby assuring FMC of the payment of $900,000 in advisory fees. In the event that the Company or its stockholders terminate or do not renew the Sub-Advisory Agreement during this period for any reason other than (i) breach of the Sub-Advisory Agreement by FMC or (ii) FMC's willful malfeasance, bad faith or gross negligence, the escrow agent will assign to FMC Common Stock in escrow equal in value to the amount of the fees payable over the balance of the 48-month period. If the value of the Common Stock required to be deposited in escrow is less than the value of the fees payable, FMC will have no further recourse against the Murstein Trusts. See "Investment Objectives, Policies and Restrictions--The Investment Adviser."

  Mario M. Cuomo is a director of the Company and a partner in the law firm of Willkie Farr & Gallagher which serves as counsel to the Underwriters in connection with the Offering.

                       DETERMINATION OF NET ASSET VALUE

  The net asset value per share of Common Stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities and negative goodwill by the total number of shares of Common Stock outstanding on a fully diluted basis at that date.

  A substantial portion of the Company's assets consists of the loans held in the portfolios of the RIC Subsidiaries. The RIC Subsidiaries' respective Boards of Directors value their respective loans in connection with their respective determinations of net asset value. The net asset value per share of each subsidiary's common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding on a fully diluted basis at that date.

  In making its valuation determination, each of the Boards of Directors of the RIC Subsidiaries adhere to a valuation policy approved by the SBA and adopted by such Board of Directors. In calculating the value of the relevant subsidiary's total assets, loans are valued at fair value as determined in good faith by that subsidiary's Board of Directors. In making such determinations, the Board of Directors value loans and nonconvertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value, at which time net unrealized depreciation of investments would be recognized. Convertible debt securities and warrants are valued to reflect the worth of the underlying equity security less the conversion or exercise price. In valuing equity securities for which there exists no public trading market, investment cost is presumed to represent fair value except in cases where the valuation policy provides that the Board of Directors may determine fair value on the basis of (i) financings by unaffiliated investors, (ii) a history of positive cash flow from operations for two years using conservative financial measures such as earnings ratios or cash flow multiples, (iii) the market value of comparable companies which are publicly traded (discounted for illiquidity) and (iv) other pertinent factors.

  A substantial portion of each of the RIC Subsidiaries' assets consists of loans carried at fair values determined by such subsidiary's Board of Directors. The determination of fair values involves subjective judgment not susceptible to substantiation by auditing procedures performed by independent public accountants. Accordingly, under current standards, the accountants' opinion on the Financial Statements included in this Prospectus refers to the uncertainty with respect to the possible effect on such Financial Statements of such valuations.

                          DIVIDEND REINVESTMENT PLAN

  Pursuant to the Company's Dividend Reinvestment Plan (the "Reinvestment Plan"), a stockholder whose shares are registered in his own name can have all distributions reinvested in additional shares of Common Stock by The First National Bank of Boston (the "Plan Agent") if the stockholder enrolls in the Reinvestment Plan by delivering an Authorization Form to the Plan Agent prior to the corresponding dividend declaration date. The Plan Agent will effect purchases of Common Stock under the Reinvestment Plan in the open market. Holders of Common Stock who do not elect to participate in the Reinvestment Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the Common Stock is held in street or other nominee name, then to the nominee) as of the relevant record date, by the Plan Agent, as dividend disbursing agent. Stockholders whose shares are held in the name of a broker or nominee or stockholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Reinvestment Plan.

  The Plan Agent serves as agent for the holders of Common Stock in administering the Reinvestment Plan. After the Company declares a dividend, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Stock on the Nasdaq National Market or elsewhere for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

  Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the Reinvestment Plan or upon termination of the Reinvestment Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Reinvestment Plan will be issued and a cash payment will be made for any fractional share of Common Stock credited to such account.

  The Plan Agent will maintain each participant's account in the Reinvestment Plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common Stock in the account of each Reinvestment Plan participant will be held by the Plan Agent in non-certificated form in the name of such participant. Proxy materials relating to stockholders' meetings of the Company will include those shares purchased as well as shares held pursuant to the Reinvestment Plan.

  In the case of participants whose beneficially owned shares are held in the name of banks, brokers or other nominees, the Plan Agent will administer the Reinvestment Plan on the basis of the number of shares of Common Stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of Common Stock may be purchased by the Plan Agent through any of the Underwriters, acting as broker or, after the completion of the Offering, dealer.

  The Plan Agent's fees for the handling or reinvestment of dividends and other distributions will be paid by the Company. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

  Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the Reinvestment Plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. See "Federal Income Tax Considerations."

  Experience under the Reinvestment Plan may indicate that changes are desirable. Accordingly, the Company reserves the right to amend or terminate the Reinvestment Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Company at least 90 days before the record date for such distribution.

  The Reinvestment Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all stockholders of the Company. All correspondence concerning the Reinvestment Plan should be directed to, and additional information can be obtained from, the Plan Agent at 150 Royall Street, Canton, Massachusetts 02021 (telephone 617-575-3170).

                       FEDERAL INCOME TAX CONSIDERATIONS

GENERAL

  The following summary of material federal income tax considerations is based on current law and does not purport to deal with all aspects of taxation that may be relevant to particular stockholders in light of their personal investment or tax circumstances, or to certain types of stockholders (including insurance companies, financial institutions, non-profit institutions, ERISA plans and broker-dealers) subject to special treatment under the federal income tax laws. Each prospective purchaser is advised to consult his own tax adviser regarding the specific tax consequences to him of the purchase, ownership and sale of the shares.

  The Company has elected and qualified to be taxed as a RIC under Sections 851 through 855 of the Code. The Company operates in a manner that permits it to satisfy the requirements for taxation as a RIC under the applicable provisions of the Code, but no assurance can be given that it will operate in a manner so as to remain qualified. The sections of the Code relating to qualification and operation as a RIC are highly technical and complex. The following sets forth the material aspects of the Code sections that govern the federal income tax treatment of a RIC and its stockholders. This summary is qualified in its entirety by the applicable Code provisions, rules and regulations thereunder, and administrative and judicial interpretations thereof.

  In brief, if certain detailed conditions of the Code are met, business development companies, such as the Company, that otherwise would be treated for federal income tax purposes as corporations are generally not taxed at the corporate level on their "investment company taxable income" that is currently distributed to stockholders. This treatment substantially eliminates the "double taxation" (i.e., taxation at both the corporate and stockholder levels) that generally results from the use of corporate investment vehicles. A RIC is, however, generally subject to federal income tax at regular corporate rates on undistributed investment company taxable income.

  Furthermore, in order to avoid a 4% nondeductible federal excise tax on undistributed income and capital gains, the Company must distribute (or be deemed to have distributed) by December 31 of each year at least 98% of its ordinary income for such year, at least 98% of its capital gain net income (which is the excess of its capital gain over its capital loss and is generally computed on the basis of the one-year period ending on October 31 of such year) and any amounts that were not distributed in the previous calendar year and on which no income tax has been paid.

  If the Company fails to qualify as a RIC in any year, it will be subject to federal income tax as if it were a domestic corporation, and its stockholders will be taxed in the same manner as stockholders of ordinary corporations. In this event, the Company could be subject to potentially significant tax liabilities and the amount of cash available for distribution to its stockholders could be reduced.

REQUIREMENTS FOR QUALIFICATION

  The Code defines the term "RIC" to include a domestic corporation that has elected to be treated as a business development company under the 1940 Act and meets certain requirements. These requirements include that (a) the company derive at least 90% of its gross income for each taxable year from dividends, interest, interest payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income derived from its business of investing in such stocks, securities or currencies; (b) the company derives less than 30% of its gross income for each taxable year from the sale or other disposition of any of the following that are held for less than three months: (i) stock or securities and (ii) certain other financial interests (the "short-short test"); and (c) the company diversifies its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by
(A) cash, and cash items (including receivables), U.S. Government securities and securities of other RICs, and (B) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the company and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or of more issuers controlled by the company and engaged in the same, similar or related trades or businesses. The foregoing diversification requirements under the Code could restrict the Company's expansion of its taxicab rooftop advertising business. See "Risk Factors--Possible Loss of Pass-Through Tax Treatment."

  Furthermore, in order to qualify as a RIC under the Code, a company also must distribute to its stockholders in each taxable year at least 90% of (a) its investment company taxable income and (b) the excess of its tax-exempt interest income over certain disallowed deductions.

TAXATION OF THE COMPANY

  So long as the Company satisfies the above requirements, neither the investment company taxable income it distributes to stockholders nor any net capital gain that is distributed to stockholders subjects the Company to federal income tax. Investment company taxable income and/or net capital gains that are retained by the Company are subject to federal income tax at corporate income tax rates; provided, however, that to the extent that the Company retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its stockholders. The Company distributes to its stockholders for each of its taxable years substantially all of its investment company taxable income and may or may not distribute any capital gains.

  If the Company acquires debt obligations that were originally issued at a discount, or that bear interest rates that do not call for payments at fixed rates (or certain "qualified variable rates") at regular intervals over the life of the obligation, it will be required to include as interest income each year a portion of the "original issue discount" that accrues over the life of the obligation regardless of whether it receives the income, and it will be obligated to make distributions accordingly. In this event, the Company may borrow funds or sell assets to meet the distribution requirements. However, under the 1940 Act, the Company will not be permitted to make distributions to stockholders while senior securities are outstanding unless it meets certain asset coverage requirements. If the Company is unable to make the required distributions, it may fail to qualify as a RIC or may be subject to the nondeductible 4% excise tax. Furthermore, the SBA restricts the distributions that may be made to an amount equal to undistributed net realized earnings less the allowance for unrealized loan losses (which in the case of the Company is included in unrealized depreciation).

TAXATION OF STOCKHOLDERS

  As long as the Company qualifies as a RIC, distributions made to its taxable domestic stockholders out of current or accumulated earnings and profits (and not designated as capital gain dividends) will be taken into account by them as ordinary income. Distributions that are designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed the Company's actual net long-term capital gain for the taxable year) without regard to the period for which the stockholder has held its stock. Corporate stockholders however, are subject to tax on capital gain dividends at the same rate as ordinary income. To the extent that the Company makes distributions in excess of current and accumulated earnings and profits, these distributions are treated first as a tax-free return of capital to the stockholder, reducing the tax basis of a stockholder's Common

Stock by the amount of such distribution (but not below zero), with distributions in excess of the stockholders's tax basis taxable as capital gains (if the Common Stock is held as a capital asset). In addition, any dividends declared by the Company in October, November or December of any year and payable to a stockholder of record on a specific date in any such month shall be treated as both paid by the Company and received by the stockholder on December 31 of such year, provided that the dividend is actually paid by the Company during January of the following calendar year. Stockholders may not include in their individual income tax returns any net operating losses or capital losses of the Company.

  If the Company chooses to retain and pay tax on any net capital gain rather than distribute such gain to its stockholders, the Company will designate such deemed distribution in a written notice to stockholders prior to the expiration of 60 days after the close of the taxable year. Each stockholder would then be treated for federal income tax purposes as if the Company had distributed to such stockholder on the last day of its taxable year the stockholder's pro rata share of the net long-term capital gain retained by the Company and the stockholder had paid its pro rata share of the taxes paid by the Company and reinvested the remainder in the Company.

  In general, if a stockholder holds Common Stock as a capital asset, such stockholder will recognize short-term capital gain or loss if such stock were held for one year or less (after applying certain holding period rules) and long-term capital gain or loss if such stock were held for more than one year.

BACKUP WITHHOLDING

  The Company reports to its domestic stockholders and to the Internal Revenue Service the amount of dividends paid during each calendar year and the amount of tax withheld, if any, with respect thereto. Under backup withholding rules, a stockholder may be subject to backup withholding at the rate of 31% with respect to dividends paid unless such stockholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A stockholder that does not provide the Company with its correct taxpayer identification number may also be subject to penalties imposed by the Internal Revenue Service. Any amount paid as backup withholding will be creditable against the stockholder's federal income tax liability.

OTHER TAX CONSIDERATIONS

 Reinvestment Plan

  Stockholders participating in the Reinvestment Plan will be deemed to have received the gross amount of any cash distributions which would have been paid by the Company to such stockholders had they not elected to participate. These deemed distributions will be treated as actual distributions from the Company to the participating stockholders and will retain the character and tax effect applicable to distributions from the Company generally. Participants in the Reinvestment Plan are subject to federal income tax on the amount of the deemed distributions to the extent that such distributions represent dividends or gains, even though they receive no cash. Shares of Common Stock received under the Reinvestment Plan will have a holding period beginning with the day after purchase, and a tax basis equal to their cost (which is the gross amount of the deemed distribution). See "Dividend Reinvestment Plan."

 State, Local and Foreign Taxes

  The Company and its stockholders may be subject to state, local or foreign taxation in various jurisdictions, including those in which it or they transact business or reside. The state, local and foreign tax treatment of the Company and its stockholders may not conform to the federal income tax consequences discussed above. Consequently, prospective stockholders should consult their own tax advisers regarding the effect of state, local and foreign tax laws on an investment in the Common Stock of the Company.

                         DESCRIPTION OF CAPITAL STOCK

GENERAL

  The authorized capital stock of the Company consists of 1,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock") and 15,000,000 shares of Common Stock, par value $.01 per share. Upon completion of the Offering, the Company will have outstanding 12,250,000 shares of Common Stock (12,850,000 shares of Common Stock if the Underwriters' over-allotment option is exercised in full) and no shares of Preferred Stock. As of May 6, 1997, there were no shares of Preferred Stock outstanding and 8,250,000 shares of Common Stock outstanding and 30 record holders.

COMMON STOCK

  The holders of Common Stock are entitled to one vote for each share on all matters voted upon by stockholders, including the election of directors.

  Subject to the rights of any then outstanding shares of Preferred Stock, the holders of the Common Stock are entitled to such dividends as may be declared in the discretion of the Board of Directors out of funds legally available therefor. See "Distributions and Price Range of Common Stock." Holders of Common Stock are entitled to share ratably in the net assets of the Company upon liquidation after payment or provision for all liabilities and any preferential liquidation rights of any Preferred Stock then outstanding. The holders of Common Stock have no preemptive rights to purchase shares of stock of the Company. Shares of Common Stock are not subject to any redemption provisions and are not convertible into any other securities of the Company. All outstanding shares of Common Stock are, and the shares of Common Stock to be issued pursuant to the Offering will be upon payment therefor, fully paid and non-assessable.

PREFERRED STOCK

  Subject to the asset coverage requirements of the 1940 Act, Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more classes or series. Subject to the provisions of the Company's Certificate and limitations prescribed by law, the Board of Directors is expressly authorized to adopt resolutions to issue the shares, to fix the number of shares and to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the Preferred Stock, in each case without any further action or vote by the stockholders. The Company has no current plans to issue any shares of Preferred Stock of any class or series.

  One of the effects of undesignated Preferred Stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of the Company's management. The issuance of shares of the Preferred Stock pursuant to the Board of Directors' authority described above may adversely affect the rights of the holders of Common Stock. For example, Preferred Stock issued by the Company may rank prior to the Common Stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of Common Stock. Accordingly, the issuance of shares of Preferred Stock may discourage bids for the Common Stock or may otherwise adversely affect the market price of the Common Stock.

LIMITATION ON DIRECTORS' LIABILITIES

  Pursuant to the Company's Certificate and under Delaware law, directors of the Company are not liable to the Company or its stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Delaware law or any transaction in which a director has derived an improper personal benefit.

AUTHORIZED AND OUTSTANDING COMMON STOCK

  The following table illustrates authorized and outstanding securities of the Company on May 6, 1997:

                     AUTHORIZED AND OUTSTANDING SECURITIES

                                                       AMOUNT HELD BY
                                                        THE COMPANY
                                              AMOUNT       OR FOR       AMOUNT
 ITLE OF CLASST                             AUTHORIZED  ITS ACCOUNT   OUTSTANDING
--------------                              ---------- -------------- -----------
 Common Stock.............................. 15,000,000      --         8,250,000
 Preferred Stock...........................  1,000,000      --               --

DELAWARE LAW AND CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS

  The Company's Certificate and By-Laws include provisions that could make more difficult the acquisition of the Company by means of a merger, tender offer, a proxy contest or otherwise. These provisions, as described below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company first to negotiate with the Company. These provisions may also, however, inhibit a change in control of the Company in circumstances that could give the holders of the Common Stock the opportunity to realize a premium over the then prevailing market price of the Common Stock. In addition, such provisions could adversely affect the market price for the Common Stock. The Company believes that the benefits of increased protection of its potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the disadvantages of discouraging such proposals because, among other things, negotiations with respect to such proposals could result in an improvement of their terms.

  The Certificate and the By-Laws provide that the Board of Directors (the "Board") be divided into three classes of directors, with the term of each class expiring in a different year. See "Management." The By-Laws provide that the number of directors will be fixed from time to time exclusively by the Board, but shall consist of not more than 15 nor less than three directors. A majority of the Board then in office has the sole authority to fill any vacancies on the Board. The Certificate provides that directors may be removed only by the affirmative vote of holders of at least 75% of the voting power of all of the then outstanding shares of stock entitled to vote generally in the election of directors ("Voting Stock"), voting together as a single class.

  The Certificate provides that stockholder action can be taken only at an annual or special meeting of stockholders and prohibits stockholder action by written consent in lieu of a meeting. The Certificate and By-Laws provide that special meetings of stockholders can be called by the Chairman of the Board of the Company, pursuant to a resolution approved by a majority of the total number of directors which the Company would have if there were no vacancies on the Board, or by the stockholders owning at least 20% of the stock entitled to vote at the meeting. The business permitted to be conducted at any special meeting of stockholders is limited to the business brought before the meeting by the Chairman of the Board, or at the request of a majority of the members of the Board, or as specified in the stockholders' notice of a meeting.

  The By-Laws set forth an advance notice procedure with regard to the nomination, other than by or at the direction of the Board, of candidates for election as directors and with regard to business brought before an annual meeting of stockholders of the Company.

  The Certificate and By-Laws contain provisions requiring the affirmative vote of the holders of at least 75% of the Voting Stock, voting together as a single class, to amend certain provisions of the Certificate relating primarily to anti-takeover provisions and to the limitations on director liability and to amend the By-Laws.

  The Certificate empowers the Board, when considering a tender offer or merger or acquisition proposal, to take into account factors in addition to potential economic benefits to stockholders. Such factors may include
(i) comparison of the proposed consideration to be received by stockholders in relation to the then current market price of the capital stock, the estimated current value of the Company in a freely negotiated transaction, and the estimated future value of the Company as an independent entity; (ii) the impact of such a transaction on the customers and employees of the Company, and its effect on the communities in which the Company operates; and (iii) the ability of the Company to fulfill its objectives under applicable statutes and regulations.

  The Certificate prohibits the Company from purchasing any shares of the Company's stock from any person, entity or group that beneficially owns 5% or more of the Company's Voting Stock at a price exceeding the average closing price for the 20 trading days prior to the purchase date, unless a majority of the Company's disinterested stockholders approve the transaction. This restriction on purchases by the Company does not apply to any offer to purchase shares of a class of the Company's stock which is made on the same terms and conditions to all holders of that class of stock, to any purchase of stock owned by such a 5% stockholder occurring more than two years after such stockholder's last acquisition of the Company's stock, to any purchase of the Company's stock in accordance with the terms of any stock option or employee benefit plan, or to any purchase at prevailing market prices pursuant to a stock purchase program.

  Section 203 of the Delaware General Corporation Law ("DGCL") is applicable to corporations organized under the laws of the State of Delaware. Subject to certain exceptions set forth therein, Section 203 of the DGCL provides that a corporation shall not engage in any business combination with any "interested stockholder" for a three-year period following the date that such stockholder becomes an interested stockholder unless (a) prior to such date, the Board of Directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares) or (c) on or subsequent to such date, the business combination is approved by the Board of Directors of the corporation and by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified therein, an interested stockholder is defined to mean any person that (i) is the owner of 15% or more of the outstanding voting stock of the corporation, or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date, and the affiliates and associates of such person referred to in clause (i) or (ii) of this sentence. Under certain circumstances, Section 203 of the DGCL makes it more difficult for an interested stockholder to effect various business combinations with a corporation for a three-year period, although the stockholders may, by adopting an amendment to the corporation's certificate of incorporation or by-laws, elect not to be governed by this section, effective twelve months after adoption. The Company's Certificate and By-Laws do not exclude the Company from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring the Company to negotiate in advance with the Board.

                                  REGULATION

  The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company and, as such, is subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless so authorized by the vote of a "majority of the Company's outstanding voting securities," as defined under the 1940 Act.

  The Company is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock (collectively, "senior securities," as defined under the 1940 Act) senior to the shares of Common Stock offered hereby if the Company's asset coverage of such indebtedness and all senior securities is at least 200% immediately after each such issuance. Subordinated SBA debentures and preferred stock guaranteed by or issued to the SBA by the RIC Subsidiaries, are not subject to this asset coverage test. In addition, while senior securities are outstanding, provision must be made to prohibit the declaration of any dividend or other distribution to stockholders (except stock dividends) or the repurchase of such securities or shares unless the Company meets the applicable asset coverage ratios at the time of the declaration of the dividend or distribution or repurchase.

  Under the 1940 Act, a business development company may not acquire any asset other than Qualifying Assets unless, at the time the acquisition is made, certain Qualifying Assets represent at least 70% of the value of the company's total assets. The principal categories of Qualifying Assets relevant to the proposed business of the Company are the following:

    (1) Securities purchased in transactions not involving a public offering from the issuer of such securities, which issuer is an eligible portfolio company. An "eligible portfolio company" is defined in the 1940 Act as any issuer which:

      (a) is organized under the laws of, and has its principal place of business in, the United States;

      (b) is not an investment company other than an SBIC wholly-owned by the business development company; and

      (c) satisfies one or more of the following requirements:

        (i) issuer does not have a class of securities with respect to which a broker or dealer may extend margin credit; or

        (ii) issuer is controlled by a BDC and the BDC has an affiliated person serving as a director of issuer;

        (iii) issuer has total assets of not more than $4 million and capital and surplus (stockholders' equity less retained earnings) of not less than $2 million, or such other amounts as the Commission may establish by rule or regulation; or

        (iv) issuer meets such requirements as the Commission may establish from time to time by rule or regulation.

    (2) Securities for which there is no public market and which are purchased in transactions not involving a public offering from the issuer of such securities where the issuer is an eligible portfolio company which is controlled by the BDC.

    (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

    (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

  In addition, a business development company must have been organized (and have its principal place of business) in the United States for the purpose of making investments in the types of securities described in (1) or (2) above. In order to count securities as Qualifying Assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must make available to the issuer of the securities significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available the required managerial assistance. The Company believes that the common stock of the Founding Companies held are Qualifying Assets.

  Edwards is an SBIC and, as explained in further detail below, MFC and TCC were formerly SSBICs and were converted to SBICs under Conversion Agreements entered into with the SBA in February 1997. The SBIA authorizes the organization of SBICs as vehicles for providing equity capital, long term financing and management assistance to small business concerns. A small business concern, as defined in the SBIA and the SBA Regulations, is a business that is independently owned and operated and which is not dominant in its field of operation. In addition, at the end of each fiscal year, at least 20% of the total amount of loans made since April 25, 1994 by each SBIC must be made to a subclass of small business concerns that (i) have a net worth, together with any affiliates, of $6 million or less and average annual net income after U.S. federal income taxes for the preceding two years of $2 million or less (average annual net income is computed without the benefit of any carryover loss), or (ii) satisfy alternative criteria under SBA Regulations that focus on the industry in which the business is engaged and the number of persons employed by the business or its gross revenues. SBA Regulations also prohibit an SBIC from providing funds to a small business concern for certain purposes, such as relending and reinvestment.

  Prior to the enactment of the Small Business Programs Improvement Act of 1996 (the "Improvement Act"), the SBIA authorized the organization of SSBICs as vehicles for providing the same forms of assistance as SBICs provide to small business concerns which are at least 50% owned and managed by persons whose participation in the free enterprise system is hampered because of social or economic disadvantages. Disadvantaged Borrowers include African Americans, Asian Sub-Continent Americans, Eskimos, Hispanic Americans, Native Americans, Vietnam War era veterans and other groups identified by the SBA. A small business concern must either (i) have a tangible net worth, together with any affiliates, of $18 million or less and an average annual net income after U.S. federal income taxes for the preceding two years of $6 million or less (average annual net income is computed without the benefit of any carryover loss) or (ii) satisfy alternative criteria under the SBA Regulations that focus on the industry in which the business is engaged and the number of persons employed by the business or its gross revenues.

  The Improvement Act, which became effective on September 30, 1996, effectively terminated the SSBIC program by repealing the provisions of the SBIA which authorized SSBICs. Following the enactment of the Improvement Act and termination of the SSBIC program, the SBA established procedures for existing SSBICs to convert to SBICs. In February 1997, MFC and TCC each entered into an agreement with the SBA whereby MFC and TCC were converted to SBICs subject to certain conditions imposed by the SBA. Under the MFC Conversion Agreement, MFC is authorized to make loans to borrowers other than Disadvantaged Borrowers provided that, at the time of such loan, MFC has in its portfolio outstanding loans to Disadvantaged Borrowers with an aggregate cost basis equal to or exceeding the value of the unamortized repurchase discount under the preferred stock repurchase agreement between MFC and the SBA. At December 31, 1996 the amount of such unamortized repurchase discount was $3.2 million and MFC had outstanding loans to Disadvantaged Borrowers with an aggregate cost basis equal to $100.5 million. Likewise, under the TCC Conversion Agreement, TCC is authorized to make loans to persons other than Disadvantaged Borrowers provided that, at the time of such loan, TCC has in its portfolio loans outstanding to Disadvantaged Borrowers with an aggregate cost basis equal to the sum of (i) the principal amount of TCC's outstanding SBA debentures which are subsidized by the SBA; (ii) the value of the unamortized repurchase discount under the preferred stock repurchase agreement between TCC and the SBA; and (iii) the amount of any unamortized preferred stock dividends under the preferred stock purchase agreement. At December 31, 1996, (i) the principal amount of TCC's outstanding subsidized SBA debentures was $5.6 million, (ii) the amount of the unamortized repurchase discount was $1.4 million, and (iii) the amount of unamortized preferred stock dividends was $99,000, for a sum total of approximately $7.1 million. At December 31, 1996, TCC had outstanding loans to Disadvantaged Borrowers with an aggregate cost basis of $16.2 million.

  Under current SBA Regulations and subject to local usury laws, the maximum rate of interest that MFC, TCC or Edwards may charge may not exceed (i) the higher of 19% and (ii) the sum of (a) the higher of (I) that company's weighted average cost of qualified borrowings, as determined under SBA Regulations, or (II) the current subordinated SBA debenture rate, plus (b) 11%, rounded off to the next lower eighth of one percent. The maximum rate of interest permitted on loans originated by the RIC Subsidiaries is 19%. At December 31, 1996, the Company's outstanding Medallion Loans had a weighted average rate of interest of 9.92% and outstanding Commercial Installment Loans had a weighted average rate of interest of 13.51%. SBA Regulations also require that each loan originated by SBICs have a term of between five years and 20 years.

  The SBA restricts the ability of SBICs to repurchase their capital stock, to retire their subordinated SBA debentures and to lend money to their officers, directors and employees or invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

  Under SBA Regulations, without prior SBA approval, loans by licensees with outstanding SBA leverage to any single small business concern may not exceed 20.0% of an SBIC's Leveragable Capital. Under the terms of their respective Conversion Agreement, however, MFC and TCC are authorized to make loans to Disadvantaged Borrowers in amounts not exceeding 30% of their respective Leveragable Capital.

  SBICs must invest funds that are not being used to make loans in investments permitted under SBA Regulations. These permitted investments include direct obligations of, or obligations guaranteed as to principal and interest by, the government of the United States with a term of 15 months or less and deposits maturing in one year or less issued by an institution insured by the FDIC. The percentage of an SBIC's assets so invested will depend on, among other things, loan demand, timing of equity infusions and SBA funding and availability of funds under credit facilities.

  SBICs may purchase voting securities of small business concerns in accordance with SBA Regulations. SBA Regulations prohibit SBICs from controlling a small business concern except where necessary to protect an investment. SBA Regulations presume control when SBICs purchase (i) 50% or more of the voting securities of a small business concern if the small business concern has less than 50 stockholders or (ii) more than 20% (and in certain situations up to 25%) of the voting securities of a small business concern if the small business concern has 50 or more stockholders.

                        SHARES ELIGIBLE FOR FUTURE SALE

  Future sales of substantial amounts of Common Stock in the public market, or the perception that such sales could occur, could adversely affect market prices prevailing from time to time. As described below, only a limited number of shares will be available for sale shortly after the Offering because of certain contractual and legal restrictions on resale. Sales of substantial amounts of Common Stock in the public market after these restrictions lapse could adversely affect the prevailing market price and the ability of the Company to raise equity capital in the future.

  Upon completion of the Offering, the Company will have outstanding 12,250,000 shares of Common Stock (12,850,000 if the Underwriter's over-allotment option is exercised in full). Of these shares, 5,660,000 shares and the 4,000,000 shares offered hereby (4,600,000 if the Underwriters' over-allotment option is exercised in full) will be freely tradable without restriction or registration under the Securities Act (except to the extent purchased by affiliates of the Company).

SALES OF RESTRICTED SHARES

  Of the remaining 2,590,000 shares (the "Restricted Shares") , 2,500,000 shares were issued and sold by the Company in private transactions in reliance upon exemptions from registration under the Securities Act and are restricted securities under Rule 144 of the Securities Act. These shares were issued and sold at the Company's inception on October 23, 1995 at their fair value at the time of $2,000 or, after giving effect to a 12,500 for one stock split in May 1996, less than one cent per share. All of the Restricted Shares are subject to Lock-up Agreements until May 23, 1998 as described below. Upon the expiration of the Lock-up Period, the Restricted Shares will be eligible for sale pursuant to the recently amended Rule 144. Accordingly they will become eligible for sale subject to the Rule 144 resale limitations, including the volume restrictions discussed in the following paragraph, 90 days after this Prospectus.

  Restricted Shares may not be sold unless they are registered under the Securities Act or are sold pursuant to an applicable exemption from registration, including pursuant to Rule 144. In general, under the recently amended Rule 144 which became effective on April 29, 1997, a person (or persons whose shares are aggregated) who has beneficially owned Restricted Shares for at least one year, including affiliates of the Company, would be entitled to sell in brokers' transactions or to market makers within any three-month period a number of Restricted Shares that does not exceed the greater of one percent (1%) of the then outstanding shares of the Company's Common Stock (approximately 122,500 shares, based on the number of shares outstanding after the Offering assuming no exercise of the Underwriters' over-allotment option) or the average weekly trading volume of the Common Stock on the Nasdaq National Market during the four calendar weeks preceding the date on which notice of the sale is filed with the Commission. Sales under Rule 144 are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about the Company.

  Restricted Shares held by affiliates of the Company eligible for sale in the public market under Rule 144 are subject to the foregoing volume limitations and other restrictions. Affiliates may sell shares not constituting Restricted Shares only in accordance with the foregoing volume limitations and other Rule 144 restrictions, but without regard to the holding period.

  A person who is not an affiliate of the Company at any time during the 90 days preceding a sale, and who has beneficially owned Restricted Shares for at least two years, would be entitled to sell such Restricted Shares under the recently amended Rule 144(k) without regard to the availability of current public information, volume limitations, manner of sale provisions or notice requirements. No stockholder of the Company will have held Common Stock for two years until October 23, 1997.

  Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act for specified resales of restricted securities to certain institutional investors. Rule 144A allows unregistered resales of restricted securities to a qualified institutional buyer, which generally includes an entity, acting for its own account or the account of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of unaffiliated issuers. Rule 144A does not extend an exemption to the offer or sale of securities that, when issued, were of the same class as securities listed on a national securities exchange or quoted in an automated interdealer quotation system. Because the Restricted Shares, when they were issued, were not of the same class as any listed or quoted securities, all of such securities are eligible for resale under Rule 144A.

LOCK-UP AGREEMENTS

  Pursuant to Lock-up Agreements with Alvin and Andrew Murstein and the Murstein Trusts, all of the 2,500,000 Restricted Shares are subject to certain resale restrictions in addition to those imposed under Rule 144. Each party to these Lock-up Agreements has agreed that he will not, directly or indirectly, offer for sale, sell, contract to sell, grant an option to purchase or otherwise dispose of any shares of the Company's Common Stock, except (i) shares escrowed by the Murstein Trusts for the benefit of FMC or (ii) gifts to family members or charitable institutions, provided that such family member or charitable institution agrees to be bound by such Lock-up Agreement, until May 23, 1998 without the prior written consent of Furman Selz LLC. The consent of Furman Selz LLC will not affect the resale restrictions under Rule 144. In addition, the Company and all of the Company's other officers and directors have agreed that for a period of 90 days (180 days in the case of the Company) following the date of this Prospectus, they will not, without the prior written consent of Furman Selz LLC, directly or indirectly, offer for sale, sell, contract to sell, or grant any option to purchase or otherwise dispose of any shares of the Common Stock, except in the case of the Company, options granted under the 1996 Plan or the Director Plan or shares issued pursuant to the exercise of outstanding options. See "Underwriting."

OPTIONS

  In May 1996, Daniel F. Baker, the Treasurer and Chief Financial Officer, Michael Fanger, an Executive Vice President and Michael Kowalsky, an Executive Vice President, were granted stock options exercisable for 68,182, 68,182 and 45,456 shares of Common Stock respectively. The exercise price per share for such shares was $11.00. These options become exercisable in five equal annual installments commencing in May 1997, except in the case of Mr. Kowalsky whose options shall become exercisable in twelve equal quarterly installments commencing on August 22, 1997. In addition, on November 29, 1996, a group of officers and employees were granted stock options exercisable for 19,600 shares of Common Stock, at an exercise price of $14.375. These options become exercisable on November 29, 1997. The Company reserved a total of 750,000 shares of Common Stock for issuance with respect to the future grant of options under the 1996 Plan. Of these shares, the Company has granted options to purchase 201,420 shares of Common Stock, leaving 548,580 shares of Common Stock for future grants under the 1996 Plan.

  In addition, a total of 100,000 additional shares of Common Stock have been reserved for issuance with respect to the grant of options under the Director Plan. In December 1996, the Company's four non-employee directors were granted stock options to purchase 16,969 shares of Common Stock, which was determined by dividing $100,000 by the fair market value of the Common Stock on the date the plan was approved ($13.75) by the Commission and multiplying the resulting quotient by a fraction representing the portion of a three-year term that the director has been elected to serve. Disinterested directors elected or reelected in the future will receive a similar grant upon election or reelection. As of May 6, 1997, 83,031 shares of Common Stock are reserved for future grants under the Director Plan.

  The Company filed a registration statement under the Securities Act to register shares reserved for issuance under the 1996 Plan. The Company expects to file a registration statement under the Securities Act to register shares reserved for issuance under the Director Plan. Shares issued upon exercise of outstanding stock options after the effective date of such registration statement generally will be tradable without restriction under the Securities Act.

                                 UNDERWRITING

  Subject to the terms and conditions set forth in the underwriting agreement dated as of May 12, 1997 (the "Underwriting Agreement"), Furman Selz LLC, Bear, Stearns & Co. Inc., EVEREN Securities, Inc. and J.C. Bradford & Co. (the "Underwriters") have severally agreed to purchase, and the Company has agreed to sell to them, the aggregate number of shares of Common Stock set forth opposite their respective names:

                                                                      NUMBER OF
             NAME                                                      SHARES
             ----                                                     ---------
      Furman Selz LLC................................................ 1,000,000
      Bear, Stearns & Co. Inc........................................ 1,000,000
      EVEREN Securities, Inc......................................... 1,000,000
      J.C. Bradford & Co............................................. 1,000,000
                                                                      ---------
        Total                                                         4,000,000
                                                                      =========

  The Underwriting Agreement provides that the obligations of the several Underwriters are subject to the approval of certain legal matters by counsel and various other conditions. The nature of the Underwriters' obligations is such that they are committed to purchase all of the above shares if any are purchased. The Underwriters propose to offer the shares of Common Stock directly to the public at the public offering price set forth on the cover page of this Prospectus and to certain dealers at such price less a concession not in excess of $0.55 per share. The Underwriters may allow, and such dealers may re-allow, a concession not in excess of $0.10 per share to certain other dealers. After the Offering, the offering price and other selling terms may be changed by the Representatives.

  Certain persons participating in this offering may over-allot or effect transactions which stabilize, maintain or otherwise affect the market price of the Common Stock at levels above those which might otherwise prevail in the open market, including by entering stabilizing bids or effecting syndicate covering transactions. A stabilizing bid means the placing of any bid or the effecting of any purchase, for the purpose of pegging, fixing or maintaining the price of the Common Stock. A syndicate covering transaction means the placing of any bid on behalf of the underwriting syndicate or the effecting of any purchase to reduce a short position created in connection with the Offering. Such transactions may be effected on the Nasdaq National Market, in the over-the-counter market, or otherwise. Such stabilizing, if commenced, may be discontinued at any time.

  In general, the rules of the Commission will prohibit the Underwriters from making a market in the Common Stock during a "restricted period" commencing one business day prior to the pricing of the Offering and extending until completion of the Offering. The Commission has, however, adopted exceptions from these rules that permit passive market making under certain conditions. These rules permit an underwriter to continue to make a market subject to the conditions, among others, that its bid not exceed the highest bid by a market maker not connected with the Offering and that its net purchases on any one trading day not exceed prescribed limits. Pursuant to these exemptions, the Underwriters, selling group members (if any) or their respective affiliates may engage in passive market making in the Common Stock during the restricted period.

  The Company has granted to the Underwriters an option, expiring 30 days from the date of this Prospectus, to purchase up to 600,000 additional shares of Common Stock on the same terms as set forth on the cover page of this Prospectus, solely to cover over-allotments, if any, incurred in the sale of the shares of Common Stock offered hereby. If the Underwriters exercise the option, each Underwriter will have a firm commitment, subject to certain conditions, to purchase such number of additional shares of Common Stock as is proportionate to such Underwriter's initial commitment to purchase shares from the Company.

  EVEREN Securities, Inc. provided financial advisory services to the Company with respect to the Acquisitions, the structure of the Company, the capital markets and the Company's initial public offering of Common Stock from December 1994 through May 1996. For these services, in May 1996, the Company paid EVEREN Securities, Inc. a financial advisory fee of $225,000.

  Pursuant to Lock-up Agreements with Alvin and Andrew Murstein and the Murstein Trusts, all of the 2,500,000 Restricted Shares are subject to certain resale restrictions in addition to those imposed under Rule 144. Each party to these Lock-up Agreements has agreed that he will not, directly or indirectly, offer for sale, sell, contract to sell, grant an option to purchase or otherwise dispose of any shares of the Company's Common Stock, except (i) shares escrowed by the Murstein Trusts for the benefit of FMC or (ii) gifts to family members or charitable institutions, provided that such family member or charitable institution agrees to be bound by such Lock-up Agreement, until May 23, 1998 without the prior written consent of Furman Selz LLC. The consent of Furman Selz LLC will not affect the resale restrictions under Rule 144. In addition, the Company and all of the Company's other officers and directors have agreed that for a period of 90 days (180 days in the case of the Company) following the date of this Prospectus, they will not, without the prior written consent of Furman Selz LLC, directly or indirectly, offer for sale, sell, contract to sell, or grant any option to purchase or otherwise dispose of any shares of the Common Stock, except in the case of the Company, options granted under the 1996 Plan or the Director Plan or shares issued pursuant to the exercise of outstanding options.

  The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Underwriters may be required to make in respect thereof.

  The Underwriters have informed the Company that the Underwriters do not intend to confirm sales to any accounts over which they exercise discretionary authority.

  The Common Stock is quoted on the Nasdaq National Market under the symbol "TAXI."

  The principal address of Furman Selz LLC is 230 Park Avenue, New York, New York 10169, the principal address of Bear, Stearns & Co. Inc. is 245 Park Avenue, New York, New York 10167, the principal address of EVEREN Securities, Inc. is 77 West Wacker Drive, Chicago, Illinois 60601 and the principal address of J.C. Bradford & Co. is 330 Commerce Street, Nashville, Tennessee 37201.

                CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING
                              AGENT AND REGISTRAR

  The First National Bank of Boston, 150 Royall Street, Canton, Massachusetts 02021, serves as the custodian, transfer agent, dividend disbursing agent and registrar for the Company's Common Stock.

                            REPORTS TO STOCKHOLDERS

  The Company furnishes its stockholders with annual reports containing audited financial statements and quarterly reports containing unaudited consolidated financial information for the first three quarters of each fiscal year.

                              VALIDITY OF SHARES

  The validity of the shares of Common Stock offered hereby will be passed upon for the Company by Palmer & Dodge LLP, Boston, Massachusetts, and for the Underwriters by Willkie Farr & Gallagher, New York, New York. Mario M. Cuomo, a partner in the firm of Willkie Farr & Gallagher, is a director of the Company.

                                    EXPERTS

  The consolidated balance sheets of the Company as of December 31, 1996 and 1995 including the consolidated summary of investments as of December 31, 1996, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the period May 30, 1996 (commencement of operations) to December 31, 1996; the consolidated balance sheets of Tri-Magna as of May 29, 1996 and December 31, 1995 including the consolidated summary of investments as of May 29, 1996 and December 31, 1995, and the related consolidated statements of operations, shareholders' equity and cash flows for the period ended May 29, 1996 and each of the two years ended December 31, 1995; the balance sheets of Edwards as of May 29, 1996 and December 31, 1995 including the schedules of loans as of May 29, 1996 and December 31, 1995, and the related statements of operations, changes in partners' capital and cash flows for the period ended May 29, 1996 and the year ended December 31, 1995; the balance sheets of TCC as of May 29, 1996 and December 31, 1995 including the schedule of investments other than investments in affiliates and schedule of loans as of May 29, 1996 and December 31, 1995, and the related statements of operations, changes in shareholders' equity and cash flows for the period ended May 29, 1996 and the year ended December 31, 1995, included in this Prospectus have been so included in reliance on the report of Arthur Andersen LLP, Boston, Massachusetts independent accountants, given on the authority of that firm as experts in auditing and accounting. The statements of operations, changes in partners' capital and cash flows of Edwards for the year ended December 31, 1994 included in this Prospectus have been so included in reliance on the report of Friedman, Alpren & Green LLP, New York, New York, independent accountants, given on the authority of that firm as experts in accounting and auditing. The statements of operations, shareholders' equity, and cash flows for the year ended December 31, 1994 for TCC included in this Prospectus have been included herein in reliance on the report of Coopers & Lybrand LLP, New York, New York, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                           MEDALLION FINANCIAL CORP.
                         INDEX TO FINANCIAL STATEMENTS

                                                                            PAGE
                                                                            ----
MEDALLION FINANCIAL CORP.
Report of Arthur Andersen LLP, Independent Public Accountants.............   F-2
Consolidated Balance Sheets as of December 31, 1996 and 1995..............   F-3
Consolidated Statement of Operations for the Period May 30, 1996
 (Commencement of Operations) through December 31, 1996...................   F-4
Consolidated Statement of Shareholders' Equity for the Period May 30, 1996
 (Commencement of Operations) through December 31, 1996...................   F-5
Consolidated Statement of Cash Flows for the Period May 30, 1996
 (Commencement of Operations) through December 31, 1996...................   F-6
Notes to Consolidated Financial Statements................................   F-8
MEDALLION FINANCIAL CORP.
Introduction to Pro Forma Combined Statement of Operations................  F-21
Pro Forma Combined Statement of Operations for the year ended December 31,
 1996 and each quarter in the year ended December 31, 1996 (unaudited)....  F-22
Notes to the Unaudited Pro Forma Combined Statement of Operations.........  F-23
TRI-MAGNA CORPORATION AND SUBSIDIARIES
Report of Arthur Andersen LLP, Independent Public Accountants.............  F-24
Consolidated Balance Sheets as of May 29, 1996 and December 31, 1995......  F-25
Consolidated Statements of Operations for the Period Ended May 29, 1996
 and the years ended
 December 31, 1995 and 1994...............................................  F-26
Consolidated Statements of Shareholders' Equity for the Period Ended May
 29, 1996 and the years ended December 31, 1995 and 1994..................  F-27
Consolidated Statements of Cash Flows for the Period Ended May 29, 1996
 and the years ended December 31, 1995 and 1994...........................  F-28
Notes to Consolidated Financial Statements................................  F-29
EDWARDS CAPITAL COMPANY (A LIMITED PARTNERSHIP)
Report of Arthur Andersen LLP, Independent Public Accountants.............  F-39
Report of Friedman, Alpren & Green LLP, Independent Public Accountants....  F-40
Balance Sheets as of May 29, 1996 and December 31, 1995...................  F-41
Statements of Operations for the Period ended May 29, 1996 and the years ended
 December 31, 1995 and 1994...............................................  F-42
Statements of Changes in Partners' Capital for the Period Ended May 29,
 1996 and the years ended December 31, 1995 and 1994......................  F-43
Statements of Cash Flows for the Period Ended May 29, 1996 for the years ended
 December 31, 1995 and 1994...............................................  F-44
Notes to Financial Statements.............................................  F-45
TRANSPORTATION CAPITAL CORP.
Report of Arthur Andersen LLP, Independent Public Accountants.............  F-52
Report of Coopers & Lybrand LLP, Independent Public Accountants...........  F-53
Balance Sheets as of May 29, 1996 and December 31, 1995...................  F-54
Statements of Operations for the Period Ended May 29, 1996 and the years ended
 December 31, 1995 and 1994...............................................  F-55
Statements of Changes in Shareholders' Equity for Period Ended May 29,
 1996 and the years ended December 31, 1995 and 1994......................  F-56
Statements of Cash Flows for the Period Ended May 29, 1996 and the years ended
 December 31, 1995 and 1994...............................................  F-57
Notes to Financial Statements.............................................  F-58

                           MEDALLION FINANCIAL CORP.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders of
Medallion Financial Corp.:

  We have audited the accompanying consolidated balance sheets of Medallion Financial Corp. (a Delaware Corporation) and Subsidiaries as of December 31, 1996 and 1995, including the consolidated schedule of investments as of December 31, 1996, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the period May 30, 1996 (commencement of operations) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included the confirmation of loans receivable as of December 31, 1996 by correspondence with the borrowers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As explained in Note 2, investments consist of loans valued at $176,493,888 (93% of total assets) as of December 31, 1996, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the Board of Directors' estimate of values may differ significantly from the values that would have been used had a ready market for the loans existed, and the differences could be material.

  In our opinion, the consolidated balance sheets referred to above presents fairly, in all material respects, the financial position of Medallion Financial Corp. and Subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for the period May 30, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.

                                          /s/ Arthur Andersen LLP

Boston, Massachusetts
February 19, 1997

                           MEDALLION FINANCIAL CORP.

                          CONSOLIDATED BALANCE SHEETS

                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1995
                                                     ------------  ------------
ASSETS
 Investments (Note 2)
  Medallion loans................................... $134,614,899    $  --
  Commercial installment loans......................   41,925,289       --
                                                     ------------    --------
 Gross investments..................................  176,540,188       --
  Unrealized depreciation of investments............      (46,300)      --
                                                     ------------    --------
 Net investments....................................  176,493,888       --
 Investment in unconsolidated subsidiary (Note 4)...      937,000       --
                                                     ------------    --------
 Total investments.................................. $177,430,888    $  --
 Cash...............................................    1,664,603       2,000
 Accrued interest receivable........................    1,696,584       --
 Fixed assets, net..................................       89,815       --
 Goodwill, net (Note 2).............................    6,250,636       --
 Other assets.......................................    2,491,974     716,217
                                                     ------------    --------
 Total assets....................................... $189,624,500    $718,217
                                                     ============    ========
LIABILITIES
 Accounts payable and accrued expenses.............. $  1,844,033    $716,217
 Dividends payable..................................    1,849,225       --
 Accrued interest payable...........................    1,086,247       --
 Notes payable to banks and demand notes (Note 5)...   96,450,000       --
 SBA debentures payable (Note 6)....................   29,390,000       --
                                                     ------------    --------
 Total liabilities.................................. $130,619,505    $716,217
                                                     ------------    --------
Negative goodwill, net (Note 2).....................    2,517,716       --
                                                     ------------    --------
Commitments and contingencies (Note 8)
SHAREHOLDERS' EQUITY (Notes 1 and 10)
 Preferred Stock (1,000,000 shares of $.01 par value
  stock authorized--none outstanding)............... $    --         $  --
 Common stock (15,000,000 shares of $.01 par value
  stock authorized--8,250,000 and 2,500,000 shares
  outstanding at December 31, 1996 and 1995,
  respectively......................................       82,500      25,000
 Capital in excess of par value.....................   56,359,555     (23,000)
 Accumulated undistributed income...................       45,224       --
                                                     ------------    --------
 Total shareholders' equity.........................   56,487,279       2,000
                                                     ------------    --------
 Total liabilities and shareholders' equity......... $189,624,500    $718,217
                                                     ============    ========

   The accompanying notes are an integral part of these financial statements.

                           MEDALLION FINANCIAL CORP.

                      CONSOLIDATED STATEMENT OF OPERATIONS
      FROM MAY 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996

Investment income:
 Interest income on investments................................... $10,374,238
 Interest income on treasury bills................................      37,603
                                                                   -----------
  Total investment income.........................................  10,411,841
                                                                   -----------
Interest expense:
 Notes payable to bank............................................   3,631,746
 SBA debentures...................................................   1,376,747
                                                                   -----------
  Total interest expense..........................................   5,008,493
                                                                   -----------
 Net interest income..............................................   5,403,348
                                                                   -----------
Non-interest income:
 Equity in losses of unconsolidated subsidiary....................     (63,000)
 Accretion of negative goodwill...................................     421,435
 Other Income.....................................................     410,991
                                                                   -----------
  Total non-interest income.......................................     769,426
                                                                   -----------
Expenses:
 Administration and advisory fees.................................     161,886
 Professional fees................................................     410,420
 Salaries and benefits............................................     779,445
 Other operating expenses.........................................     879,187
 Amortization of goodwill.........................................     259,260
                                                                   -----------
  Total expenses..................................................   2,490,198
                                                                   -----------
 Net investment income............................................   3,682,576
 Increase in net unrealized depreciation..........................     (46,300)
 Net realized gain on investments.................................      84,447
                                                                   -----------
 Net increase in net assets resulting from operations............. $ 3,720,723
                                                                   ===========
 Net increase in net assets resulting from operations per common
  share........................................................... $      0.45
                                                                   ===========
 Weighted average shares and common share equivalents
  outstanding.....................................................   8,276,250
                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

                           MEDALLION FINANCIAL CORP.

           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
      FROM MAY 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996

                                                        CAPITAL
                             SHARES OF   COMMON STOCK  IN EXCESS    ACCUMULATED
                            COMMON STOCK   $.01 PAR     OF PAR     UNDISTRIBUTED
                            OUTSTANDING     VALUE        VALUE        INCOME
                            ------------ ------------ -----------  -------------
Balance at December 31,
 1995 (Note 1)............   2,500,000     $25,000    $   (23,000)  $   --
Issuance of common stock
 under offering (Note 1)..   5,750,000      57,500     56,089,556       --
For the period from May
 30, 1996 to December 31,
 1996:
 Distributable net
  investment income.......       --           --          --          3,767,023
 Dividends declared on
  common stock ($0.41 per
  share)..................       --           --          --         (3,382,500)
 SOP 93-2 Cumulative
  reclassification (Note
  10).....................       --           --          292,999      (292,999)
 Change in unrealized
  depreciation............       --           --          --            (46,300)
                             ---------     -------    -----------   -----------
Balance at December 31,
 1996.....................   8,250,000     $82,500    $56,359,555   $    45,224
                             =========     =======    ===========   ===========


   The accompanying notes are an integral part of these financial statements.

                           MEDALLION FINANCIAL CORP.

                      CONSOLIDATED STATEMENT OF CASH FLOWS
      FROM MAY 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations............. $  3,720,723
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
 Depreciation and amortization...................................       14,500
 Increase in equity in earnings (losses) of unconsolidated
  subsidiary.....................................................       63,000
 Amortization of goodwill........................................      259,260
 Increase in unrealized depreciation.............................       46,300
 Decrease (increase) in accrued interest receivable..............     (301,310)
 Decrease (increase) in other assets.............................   (1,933,829)
 Increase (decrease) in accounts payable and accrued expenses....      371,503
 Accretion of negative goodwill..................................     (421,435)
 Increase (decrease) in accrued interest payable.................     (553,280)
                                                                  ------------
  Net cash provided by (used for) operating activities........... $  1,265,432
                                                                  ------------
Cash Flows from Investing Activities:
 Originations of loans (investments)............................. $(71,419,455)
 Proceeds from sales and maturities of loans (investments).......   44,323,364
 Payment for purchase of Tri-Magna, net..........................  (11,848,283)
 Payment for purchase of Edwards Capital Company.................  (15,624,995)
 Payment for purchase of TCC, net................................   (3,748,576)
 Capital expenditures............................................      (89,928)
                                                                  ------------
  Net cash provided by (used for) investing activities........... $(58,407,873)
                                                                  ------------
Cash Flows from Financing Activities:
 Proceeds of notes payable to banks.............................. $  6,050,000
 Repayment of notes payable to SBA...............................   (1,200,000)
 Payment of declared dividends to former shareholders............     (542,012)
 Payment of declared dividends to present shareholders...........   (1,650,000)
 Proceeds from initial public offering, net of expenses..........   56,147,056
                                                                  ------------
  Net cash provided by (used for) financing activities........... $ 58,805,044
                                                                  ------------
Net Increase (Decrease) in Cash.................................. $  1,662,603
Cash, beginning of period........................................        2,000
                                                                  ------------
Cash, end of period.............................................. $  1,664,603
                                                                  ============
Supplemental Information:
 Cash paid during the period for interest........................ $  5,561,773
                                                                  ============
Supplemental Information of Non-Cash Investing and Financing
 Activities:
 Note received for exercise of warrant........................... $    157,000
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

                           MEDALLION FINANCIAL CORP.

      FROM MAY 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996

Supplemental Schedule of Non-Cash Investing and Financing Activities:
 In conjunction with the Acquisitions, liabilities were assumed as follows:

                                 TRI-MAGNA  EDWARDS CAPITAL COMPANY     TCC
                                ----------- ----------------------- -----------
 Fair value of assets acquired,
  other than cash.............. $97,808,510       $51,356,894       $ 9,714,029
                                -----------       -----------       -----------
 Cash acquired.................   1,529,717           --              6,797,183
 Cash paid.....................  13,378,000        15,624,995        10,545,759
                                -----------       -----------       -----------
  Cash paid, net...............  11,848,283        15,624,995         3,748,576
                                -----------       -----------       -----------
 Negative Goodwill.............   2,939,085           --                --
                                -----------       -----------       -----------
 Liabilities assumed........... $83,021,142       $35,731,899       $ 5,965,453
                                ===========       ===========       ===========



   The accompanying notes are an integral part of these financial statements.

                           MEDALLION FINANCIAL CORP.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

(1) FORMATION OF MEDALLION FINANCIAL CORP.

  Medallion Financial Corp. (the Company) is a closed-end management investment company organized as a Delaware corporation in 1995. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the 1940 Act). On May 29, 1996, the Company completed an initial public offering (the Offering) of its common stock, issued and sold 5,750,000 shares at $11.00 per share and split the existing 200 shares of common stock outstanding into 2,500,000 shares. All share and related amounts in the accompanying financial statements have been restated to reflect this stock split. Offering costs incurred by the Company in connection with the sale of shares totaling $7,102,944 were recorded as a reduction of capital upon completion of the Offering. These costs were recorded, net of $200,000 payable by Tri-Magna Corporation and subsidiaries (Tri-Magna) in accordance with the Merger Agreement. In parallel with the Offering, the Company merged with Tri-Magna; acquired substantially all of the assets and assumed certain liabilities of Edwards Capital Company, a limited partnership; and acquired all of the outstanding voting stock of Transportation Capital Corp. (TCC) (collectively, the Acquisitions) (see Note
3). The assets acquired and liabilities assumed from Edwards Capital Company, were acquired and assumed by Edwards Capital Corporation (Edwards), a newly formed and wholly-owned subsidiary of the Company. As a result of the merger with Tri-Magna in accordance with the Merger Agreement dated December 21, 1995 between the Company and Tri-Magna, Medallion Funding Corp. (MFC) and Medallion Taxi Media, Inc. (Media), formerly subsidiaries of Tri-Magna, became wholly-owned subsidiaries of the Company. In connection with the Acquisitions, the Company has applied for and received the Acquisition Order under the 1940 Act from the Securities and Exchange Commission. The Company also received approval from the Small Business Administration (SBA) for these transactions.

  Tri-Magna was a closed-end management investment company registered under the 1940 Act and was the sole shareholder of MFC and Media. MFC is a closed-end management investment company registered under the 1940 Act and is licensed as a specialized small business investment company (SSBIC) by the SBA. As an adjunct to MFC's taxicab medallion finance business, Media operates a taxicab rooftop advertising business.

  Edwards is licensed as a small business investment company (SBIC) by the SBA and is registered as a closed-end management investment company under the 1940 Act.

  TCC, a wholly-owned subsidiary of the Company, is licensed as an SSBIC by the SBA and is registered as a closed-end management investment company registered under the 1940 Act.

(2) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The Company primarily engages, directly and/or through its principal subsidiaries, in the business of making loans to small businesses and, to a lesser degree, in the business of taxicab rooftop advertising. The Company originates and services loans financing the purchase of taxicab medallions and related assets (medallion loans). The Company also originates and services commercial installment loans to small businesses in other targeted industries (commercial installment loans). While medallion and commercial installment loans are originated substantially in the metropolitan New York area, the Company also finances medallion loans in the Boston, Cambridge, Massachusetts and Chicago areas.

  The accounting and reporting policies of the Company conform with generally accepted accounting principles and general practices in the investment companies industry. The preparation of financial statements in conformity with generally accepted accounting principles require the Company to make estimates and assumptions that affect the reporting and disclosure of assets and liabilities, including those that are of a

                           MEDALLION FINANCIAL CORP.

                               DECEMBER 31, 1996
contingent nature, at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The significant accounting and reporting policies of the Company are summarized below:

 Principles of Consolidation

  The consolidated financial statements include the accounts of Medallion Financial Corp. and its wholly-owned subsidiaries (except for Media) commencing with the period from the closing of the Offering and Acquisitions to December 31, 1996. Prior to the Acquisitions, Medallion Financial Corp. had no operations and each of the subsidiaries had been operating independently of each other. All significant inter-company balances and transactions have been eliminated. All references in the notes to the consolidated financial statements for the period ended December 31, 1996 refer to the period from May 30, 1996 to December 31, 1996.

  The Company's investment in Media is accounted for under the equity method. As a non-investment company, Media cannot be consolidated with the Company, which is an investment company under the 1940 Act. Refer to Note (4) for the presentation of financial information for Media.

 Investments

  The Company's loans, net of participations, are considered investments under the 1940 Act and are recorded at fair value. Loans are valued at cost less unrealized depreciation. Since no ready market exists for these loans, the fair value is determined in good faith by the Board of Directors. In determining the fair value, the Company and Board of Directors consider factors such as the financial condition of the borrower, the adequacy of the collateral, individual credit risks, historical loss experience and the relationships between current and projected market rates and portfolio rates of interest and maturities.

  The Company's investments consist primarily of long-term loans to persons defined by SBA regulations as being socially or economically disadvantaged, or to entities that are at least 50% owned by such persons. Approximately 76% of the Company's loan portfolio at December 31, 1996 have arisen in connection with the financing of taxicab medallions, taxicabs and related assets, substantially all in the metropolitan New York area. These loans are secured by the medallions, taxicabs and related assets and are personally guaranteed by the borrowers, or in the case of corporations, personally guaranteed by the owners. The remaining portion of the Company's portfolio represents loans to various commercial enterprises, including dry cleaners, garages, gas stations and laundromats. These loans are secured by various equipment and/or real estate and are generally guaranteed by the owners, and in certain cases, by the equipment dealers. These loans are made primarily in the metropolitan New York City area.

  Loan origination fees and certain direct origination costs are capitalized and recognized as an adjustment of the yield of related loans. At December 31, 1996, net deferred costs totaled $567,204. Amortization expense for the period ended December 31, 1996 was $161,977.

  Loans are placed on non-accrual status, with the reversal of all uncollected accrued interest, when there is doubt as to the collectibility of interest or principal or if loans are 90 days or more past due unless they are both fully collateralized and in the process of collection. Interest received on non-accrual loans is recognized as income when collected. At December 31, 1996, total non-accrual loans were $2,450,702. For the period ended December 31, 1996, the amount of interest income on non-accrual loans that would have been recognized if the loans had been paying in accordance with their original terms was $111,209.

                           MEDALLION FINANCIAL CORP.

                               DECEMBER 31, 1996
  The principal portion of loans serviced for others by the Company at December 31, 1996 amounted to approximately $60,160,000.

 Unrealized Depreciation and Realized Gains/Losses on Investments

  The change in unrealized depreciation of investments is the amount by which the fair value estimated by the Company is less than the cost basis of the loan portfolio. Realized gains or losses on investments consist of the excess of the proceeds derived upon foreclosure over the cost basis of a loan, write-offs of loans or assets acquired in satisfaction of loans, net of recoveries. For the period ended December 31, 1996, gross realized gains on investments were $189,000 and gross realized losses on investments were $105,000 and the increase in net unrealized depreciation was $46,300. Total unrealized depreciation was $1,568,717 on total investments of $176,493,888 at December 31, 1996, of which $1,522,417 existed at the date of the Company's acquisitions (see Note 3).

 Goodwill

  Cost of purchased businesses in excess of the fair value of net assets acquired ("goodwill") is being amortized on a straight-line basis over 15 years. The excess of fair value of net assets over cost of business acquired ("negative goodwill") is being accreted on a straight-line basis over approximately 4 years.

  The Company reviews its goodwill and negative goodwill for events or changes in circumstances that may indicate that the carrying amount of the assets may not be recoverable, and if appropriate, reduces the carrying amount through a charge to income.

 Federal Income Taxes

  It is the Company's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, which require the Company to distribute at least 90% of its investment company taxable income to its shareholders. Therefore, no provision for federal income taxes has been made in the accompanying financial statements.

  Media, as a non-investment company, has elected to be taxed as a regular corporation. Refer to Note (4) for financial information for Media.

 Net Increase in Net Assets Resulting from Operations Per Share

  Net increase in net assets resulting from operations per share is computed using the weighted average number of shares of common stock and common stock equivalents outstanding. Common stock equivalents consist primarily of dilutive outstanding stock options computed under the treasury stock method.

 Recent Accounting Developments

  In 1996, the Company adopted SFAS No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of." This statement requires a review for impairment of long-lived assets and certain identifiable intangibles to be held and used by an entity whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. An impairment would be estimated if the sum of the expected future cash flows to result from the use and eventual disposition of the asset is less than the carrying amount of the asset. The adoption of this statement did not have a significant impact on the Company's financial position or results of operations.

                           MEDALLION FINANCIAL CORP.

                               DECEMBER 31, 1996
  In October 1995, the Financial Accounting Standards Board (FASB) issued SFAS No. 123, "Accounting for Stock-Based Compensation," which establishes a fair value-based method of accounting for stock options and similar equity instruments of employee stock compensation plans. This statement allows the option of adopting the new fair value method or to measure compensation cost for those plans using the current intrinsic value-based method as prescribed by Accounting Principles Board Opinion No. 25 (APB Opinion No. 25), "Accounting for Stock Issued to Employees." Under this statement, the use of intrinsic value-based method, requires pro forma disclosure of net income and earnings per share as if the fair value-based method had been adopted. The Company opted to adopt the pro forma disclosure provisions of SFAS No. 123. See pro forma information in Note (7).

  On March 3, 1997, the FASB issued SFAS No. 128, "Earnings Per Share." This statement establishes standards for the computation and presentation of earnings per share and applies to entities with publicly held common stock or potential common stock. The new statement which supersedes APB Opinion No. 15, is effective for financial statements for both interim and annual periods ending after December 15, 1997. Early adoption is not permitted. This statement when adopted, will require the restatement of prior years' earnings per share. Management expects that the adoption of this new statement will not have a material impact on the Company's previously disclosed earnings per share.

(3) THE ACQUISITIONS

  The Acquisitions were accounted for under the purchase method of accounting. Under this accounting method, the Company has recorded as its cost the fair value of the acquired assets and liabilities assumed. The difference between the cost of acquired companies and the sum of the fair values of tangible and identifiable intangible assets less liabilities assumed was recorded as goodwill or negative goodwill. The fair value of these assets and liabilities is summarized as follows:

                              TRI-MAGNA    EDWARDS CAPITAL COMPANY     TCC
                             ------------  ----------------------- -----------
Cash and cash equivalents..  $  1,529,717       $    --            $ 6,797,183
Investments*...............    95,621,617         44,510,149         9,312,331
Accrued interest
 receivable................       870,073            406,817           118,583
Goodwill (Negative
 Goodwill).................    (2,939,085)         6,303,562           206,334
Other assets...............     1,316,820            136,366            76,781
Dividends payable..........      (542,012)           --               (116,725)
Notes payable to banks.....   (80,300,000)       (10,100,000)          --
Accounts payable and
 accrued expenses..........    (1,360,570)           --                (69,660)
Accrued interest payable...      (818,560)          (681,899)         (139,068)
SBA debentures payable.....       --             (24,950,000)       (5,640,000)
                             ------------       ------------       -----------
Total acquisition cost.....  $ 13,378,000       $ 15,624,995       $10,545,759
                             ============       ============       ===========

----------
* Net of unrealized depreciation of investments of $1,522,417.

                           MEDALLION FINANCIAL CORP.

                               DECEMBER 31, 1996
  The following unaudited proforma combined financial information for the years ended December 31, 1996 and 1995 is presented as follows assuming the formation of the Company and the Acquisitions described in Notes (1) and (3) had occurred on January 1, 1996 or 1995, respectively:

                                                        YEAR ENDED DECEMBER 31,
                                                        -----------------------
                                                           1996        1995
                                                        ----------- -----------
Investment Income.....................................  $17,130,990 $15,679,763
Net interest income...................................    9,129,366   8,209,057
Net investment income.................................    6,153,461   5,719,331
Net increase in net assets resulting from operations..    6,227,027   5,925,731
Net increase in net assets resulting from operations
 per share............................................  $      0.75 $      0.72
Pro forma shares, outstanding.........................    8,250,000   8,250,000

  Such unaudited proforma combined financial information is not necessarily indicative of the results of operations which would have actually been reported had the Offering and Acquisition occurred on January 1, 1996 or 1995, nor does it purport to represent the Company's future results of operations. The proforma information also does not give effect to any anticipated benefits and cost reductions nor future corporate costs that are not under contract, in connection with the transactions.

(4) INVESTMENT IN UNCONSOLIDATED SUBSIDIARY

  The balance sheets at December 31, 1996 and 1995 for Media, are as follows:

                                                               DECEMBER 31,
                                                            -------------------
                                                               1996      1995
                                                            ---------- --------
Cash....................................................... $   79,827 $  --
Accounts receivable........................................    307,303  214,238
Equipment, net.............................................    976,442  559,786
Other......................................................    330,839   55,720
                                                            ---------- --------
 Total Assets.............................................. $1,694,411 $829,744
                                                            ========== ========
Notes payable.............................................. $   --     $275,000
Notes payable parent.......................................    584,566
Accrued expenses...........................................     64,516  409,409
                                                            ---------- --------
 Total Liabilities.........................................    649,082  684,409
                                                            ---------- --------
Equity.....................................................  1,001,000    1,000
Retained earnings..........................................     44,329  144,335
                                                            ---------- --------
 Total equity..............................................  1,045,329  145,335
                                                            ---------- --------
Total Liabilities and Shareholders' equity................. $1,694,411 $829,744
                                                            ========== ========

                           MEDALLION FINANCIAL CORP.

                               DECEMBER 31, 1996
  The statements of operations of Media (1) for the period commencing with the Company's acquisition of Media from May 30, 1996 to December 31, 1996; (2) for the five month period ended May 29, 1996, (3) for the fiscal year ended December 31, 1995 and (4) for the period from inception (August 23, 1994) to December 31, 1994, respectively, are as follows:

                                   SEVEN       FIVE
                                   MONTHS     MONTHS       YEAR
                                   ENDED      ENDED       ENDED     PERIOD ENDED
                                DECEMBER 31, MAY 29,   DECEMBER 31, DECEMBER 31,
                                    1996       1996        1995         1994
                                ------------ --------  ------------ ------------
Statement of Operations
  Advertising revenue..........  $1,095,346  $671,148   $1,542,013    $227,756
  Cost of services.............     499,135   283,891      483,721      83,341
                                 ----------  --------   ----------    --------
  Gross margin.................     596,211   387,257    1,058,292     144,415
  Other operating expenses.....     659,211   455,278      829,293     126,036
                                 ----------  --------   ----------    --------
  Income (loss) before taxes...     (63,000)  (68,021)     228,999      18,379
  Income taxes.................          --   (14,999)     103,043       --
                                 ----------  --------   ----------    --------
Net income (Loss)..............  $  (63,000) $(53,022)  $  125,956    $ 18,379
                                 ==========  ========   ==========    ========

  On July 25, 1996, Media purchased all of the assets of See-Level Management, Inc. and See-Level Advertising, Inc. (consisting of 450 taxicab rooftop advertising display units and certain contracts for advertising and fleet rental) for $700,000. In addition, the owners of these entities entered into noncompete and consulting agreements with Media for a period of 2.5 years. During 1996 the Company contributed $1,000,000 in capital to Media to fund this purchase.

(5) NOTES PAYABLE TO BANKS AND DEMAND NOTES

  Short-term borrowings consisted of the following at:

      DESCRIPTION                                              DECEMBER 31, 1996
      -----------                                              -----------------
      Revolving Credit Agreements.............................    $94,450,000
      Term Loan Agreement.....................................      2,000,000
                                                                  -----------
      Total...................................................    $96,450,000
                                                                  ===========

  Borrowings under these agreements are secured by all assets of the Company.

 Revolving Credit Agreements

  On March 27, 1992 (and as subsequently amended), MFC entered into a committed revolving credit agreement (the Revolver) with a group of banks. MFC extended the Revolver until June 30, 1997 at an aggregate credit commitment amount of $85,000,000 pursuant to the Renewal and Extension Agreement dated June 28, 1996. The Revolver may be extended annually thereafter upon the option of the participating banks and acceptance by MFC. Should any participating bank not extend its committed amount, the Revolver agreement provides that each bank shall extend a term loan equal to its share of the principal amount outstanding of the revolving credit note. Maturity of the term note shall be the earlier of two years or any other date on which it becomes payable in accordance with the Revolver agreement. Interest and principal payments are paid monthly. Interest is calculated monthly at either the bank's prime rate or a rate based on the adjusted London Interbank

                           MEDALLION FINANCIAL CORP.

                               DECEMBER 31, 1996
Offered Rate of interest (LIBOR) at the option of MFC. Substantially all promissory notes evidencing MFC's investments are held by a bank, as collateral agent under the agreement. MFC is required to pay an annual facility fee of 1/4% on March 31, 1997 on the Revolver aggregate commitment. Outstanding borrowings under the Revolver were $77,550,000 at December 31, 1996, at a weighted average interest rate of 7.1%. MFC is required under the Revolver to maintain minimum tangible net assets of $19,000,000 and certain financial ratios, as defined therein. The Revolver agreement contains other restrictive covenants, including a limitation of $500,000 for capital expenditures. At December 31, 1996, MFC was in compliance with all its terms.

  Edwards has $15,000,000 in lines of credit with five banks. Interest is charged at Edwards' option, at either the lenders' prime rate or at a rate based on the adjusted LIBOR. The amount of borrowings outstanding under the lines of credit was $12,450,000 at December 31, 1996, at a weighted average interest rate of 6.8%. Edwards is required to maintain under a promissory note agreement with two of the five banks, a minimum tangible net-worth of $8,750,000; a minimum tangible net worth plus subordinated debt of $32,000,000 and certain financial ratios, as defined therein. At December 31, 1996, Edwards was in compliance with all its terms.

  Under an agreement with the SBA, Edwards is restricted from borrowing more than $12,700,000 in bank debt without the prior approval of the SBA. In addition, all bank indebtedness is senior to SBA-guaranteed indebtedness pursuant to the SBA rules and regulations.

  On December 1, 1996, Medallion Financial Corp. entered into a revolving credit agreement with a bank. The agreement provides for short-term borrowings up to $5,000,000. The revolving credit borrowings, at the option of Medallion Financial Corp. are at the bank's prime rate or at a rate based on the adjusted LIBOR. Medallion Financial Corp. is required to pay a facility fee of 1/4% of the commitment. Outstanding borrowings under this agreement were $4,450,000 at December 31, 1996, at a weighted average interest rate of 6.8%.

  The weighted average interest rate for the Company's outstanding borrowings at December 31, 1996 was 7.0%. During the seven month period ended December 31, 1996, the Company's weighted average borrowings were $82,980,000 with a weighted average interest rate of 7.5%. The maximum outstanding borrowings of the Company were $94,550,000 at any month end in the seven month period ending December 31, 1996.

 Term Loan Agreement

  MFC has an existing term loan agreement (Term Loan) with a bank in the amount of $2,000,000, all of which was outstanding at December 31, 1996. Interest payments at a fixed rate of 7.5% are due quarterly. The weighted average interest rate paid on such borrowings was 7.5%, during the seven month period ended December 31, 1996. The Term Loan matures in July, 1997.

 Interest Rate Cap Agreements

  On April 7, 1995, MFC entered into three interest rate cap agreements to reduce the impact of changes in interest rates on its floating rate long-term debt. These agreements limit the Company's maximum LIBOR exposure on $20,000,000 of MFC's revolving credit facility to 7.5%. The premiums paid under these agreements were $46,875, $31,000 and $46,687, respectively. The premiums have been capitalized and are being amortized over the two-year term of the agreements, which expires on April 7, 1997. The Company is exposed to credit loss in the event of nonperformance by the counterparties on these interest rate cap agreements. The Company does not anticipate nonperformance by any of these parties.

  On November 16, 1995, MFC entered into three additional interest rate cap agreements to reduce the impact of changes in interest rates on its floating rate long-term debt. These agreements limit the Company's maximum

                           MEDALLION FINANCIAL CORP.

                               DECEMBER 31, 1996
LIBOR exposure on an additional $20,000,000 of its revolving credit facility to 7.0%. The premiums paid under these agreements were $13,000, $25,000 and $12,500, respectively. The premiums have been capitalized and are being amortized over the two-year terms of the agreements, which expire on November 16, 1997. The Company is exposed to credit loss in the event of nonperformance by the counterparties on these interest rate cap agreements. The Company does not anticipate nonperformance by any of these parties.

(6) SBA DEBENTURES PAYABLE

  Outstanding subordinated debentures are as follows at December 31, 1996:

DUE DATE                           AMOUNT    INTEREST RATE
--------                         ----------- -------------
April 1, 1997................... $ 1,500,000     8.95%
June 1, 1998....................   3,000,000     9.80
June 1, 2002....................   5,640,000     5.00      (until June 1, 1997
                                                           and 8.00% thereafter)
September 1, 2002...............   3,500,000     7.15
September 1, 2002...............   6,050,000     7.15
June 1, 2004....................   4,600,000     7.80
September 1, 2004...............   5,100,000     8.20
                                 -----------
                                 $29,390,000
                                 ===========

  The SBA imposes certain restrictions, among others, including transfers of stock and payments of dividends by its licensees, to which the Company is subject.

(7) STOCK OPTIONS

  The Company has a stock option plan (1996 Stock Option Plan) available to grant both incentive and nonqualified stock options to employees. The 1996 Stock Option Plan, which was approved by the Board of Directors and stockholders on May 22, 1996, provides for the issuance of a maximum of 750,000 shares of common stock of the Company. The Plan is administered by the Compensation Committee of the Board of Directors. The option price per share may not be less than the current market value of the Company's share of common stock on the date the option is granted. The term and vesting periods of the options are determined by the Compensation Committee, provided that the maximum term of an option may not exceed a period of ten years.

  A Director Stock Option Plan was also approved by the Board of Directors and stockholders on May 22, 1996 and by the Securities and Exchange Commission on December 23, 1996. The Director Plan provides for the issuance of a maximum of 100,000 shares of common stock of the Company. The grants of stock options under the Director Plan are automatic as provided in the Director Plan. The option price per share may not be less than the current market value of the Company's share of common stock on the date the option is granted. Options granted under the Director Plan are exercisable annually, as defined in the Director Plan. The term of the options may not exceed five years. Under the Director Plan, 16,969 shares have been granted as of December 31, 1996. The options outstanding have an exercise price of $13.75.

  The Company records stock compensation in accordance with APB Opinion No. 25 (see Note 2). Had compensation cost for stock options been determined based on the fair value at the date of grant for awards in

                           MEDALLION FINANCIAL CORP.

                               DECEMBER 31, 1996
1996, consistent with the provisions of SFAS No. 123, the Company's net increase in net assets resulting from operations would have been reduced to the pro forma amounts indicated below:

                                                       SEVEN MONTH PERIOD ENDED
                                                          DECEMBER 31, 1996
                                                       ------------------------
Net increase in net assets resulting from operations:
  As reported........................................         $3,720,723
  Pro Forma..........................................         $3,696,480
Net increase in net assets resulting from operations
 per share:
  As reported........................................         $     0.45
  Pro Forma..........................................         $     0.45

  The following table presents the activity for the stock option program under the 1996 Stock Option Plan and the Director Stock Option Plan for the year ended December 31, 1996:

                                                                    WEIGHTED
                                       NUMBER    EXERCISE PRICE     AVERAGE
                                     OF OPTIONS    PER SHARE     EXERCISE PRICE
                                     ---------- ---------------- --------------
Outstanding at December 31, 1995...      --            --              --
Granted............................   218,389   $11.00 - $14.375     $11.52
Canceled...........................      --            --              --
Exercised..........................      --            --              --
                                      -------   ----------------     ------
Outstanding at December 31, 1996...   218,389   $11.00 - $14.375     $11.52
Options exercisable at December 31,
 1996..............................     7,576        $11.00          $11.00

  At December 31, 1996, 181,820 of the 218,389 options outstanding have an exercise price of $11.00 with a weighted average remaining contractual life of
9.4 years. Of these options, 7,576 are exercisable at a weighted average exercise price of $11.00. The remaining 36,569 options have exercise prices ranging from $13.75 to $14.375 with a weighted average remaining contractual life of 4.9 years. None of these options was exercisable at December 31, 1996.

  The weighted average fair value of options granted during the period ended December 31, 1996 was $3.20 per share. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions used for grants during the period ended December 31, 1996:

      Risk-free interest rate.............................................  6.4%
      Expected dividend yield.............................................  4.6%
      Expected life in years..............................................  5.8
      Expected volatility................................................. 36.7%

(8) COMMITMENTS AND CONTINGENCIES

  In May 1996, the Company entered into a sub-advisory agreement (the Sub-Advisory Agreement) with FMC Advisers, Inc. (FMC) in which FMC provides advisory services to the Company. Under the Sub-Advisory Agreement, the Company pays FMC a monthly fee for services rendered of $18,750. FMC will regularly consult with management of the Company with respect to strategic decisions concerning originations, credit quality assurance, development of financial products, leverage, funding, geographic and product diversification, the repurchase of participations, acquisitions, regulatory compliance and marketing. Unless terminated earlier as

                           MEDALLION FINANCIAL CORP.

                               DECEMBER 31, 1996
described below, the Sub-Advisory Agreement will remain in effect for a period of two years until May 1998. The term will continue from year to year thereafter, if approved annually by (i) a majority of the Company's noninterested directors and (ii) the Board of Directors, or by a majority of the Company's outstanding voting securities, as defined in the 1940 Act. The Sub- Advisory Agreement will be terminable without penalty to the Company on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Company, and will terminate if assigned by FMC. Two trusts affiliated with two officers, directors and shareholders of the Company have agreed to personally assure FMC of payment for the first 48 months of service under the Sub-Advisory Agreement pursuant to an escrow arrangement under which they have maintained in escrow common stock of the Company worth 200% of the advisory fees remaining to be paid by the Company to FMC during the first 48 months of service under the Sub-Advisory Agreement, thereby assuring FMC of the payment of $900,000 in advisory fees. Advisory fees incurred during the seven month period ended December 31, 1996 were $131,250.

  The Company has employment agreements with certain key officers for a term of five years. Annually, the employment period will renew for a new five-year term unless prior to the end of the first year, either the Company or the executive provides notice to the other party of its intention not to extend the employment period beyond the current five-year term. In the event of a change in control, as defined, during the employment period, the agreements provide for severance compensation to the executive in an amount equal to the balance of the salary, bonus and value of fringe benefits which the executive would be entitled to receive for the remainder of the employment period.

  In the normal course of business, there are outstanding commitments and contingent liabilities that are not reflected in the consolidated financial statements. At December 31, 1996, the Company had unfunded loan commitments of approximately $3,815,292, which bear interest at rates ranging from 8.75% to 16.00%.

  The Company has operating lease agreements for its executive and general offices expiring in December 1997, as amended. The existing leases call for an aggregate annual rental of approximately $235,000, subject to certain escalation clauses. Rent expense for the seven month period ended December 31, 1996 was $165,002. The Company is currently in the process of evaluating various alternatives for leased office space. Management does not expect that the terms of a new lease will have a material impact on rent expense.

  The Company and its subsidiaries become defendants to various legal proceedings arising from the normal course of business. In the opinion of management based upon the advice of legal counsel, there is no proceeding pending, or to the knowledge of management threatened, which in the event of an adverse decision, would result in a material adverse impact in the financial condition or results of operations of the Company.

(9) RELATED PARTY TRANSACTIONS

  Two directors, officers and shareholders of Medallion Financial Corp. are also directors of wholly-owned subsidiaries, MFC, Edwards, TCC and Media. Officer salaries are set by the Board of Directors. Directors who are not officers receive an annual fee of $10,000 plus a fee of $2,000 per meeting. Directors who are members of the committees of the Board receive $1,000 for each meeting attended. Total director fees and officer compensation were $37,542 and $588,065, respectively, during the period ended December 31, 1996.

(10) SHAREHOLDERS' EQUITY

  On May 29, 1996, the Company issued and sold 5,750,000 shares at $11.00 per share in an Offering and split the existing 200 shares of common stock outstanding into 2,500,000 shares. All references to the amount and number of shares outstanding in the accompanying financial statements have been restated to reflect the stock

                           MEDALLION FINANCIAL CORP.

                               DECEMBER 31, 1996
split. The proceeds from the Offering were used to purchase all of the outstanding stock of Tri-Magna and TCC and acquire substantially all of the assets and assume certain liabilities of Edwards Capital Company. Refer to Notes (1) and (3) for a discussion of the Offering and the Acquisitions.

  In 1995, MFC and TCC repurchased and retired all of their previously issued 3% preferred stock from the SBA at a discount of 65% ($8,201,266) for an aggregate price of $4,416,067, under the SBA preferred stock repurchase agreements. Under the repurchase agreements, the SBA retains a liquidating interest in the amount of the discount on the repurchase, which expires on a straight line basis over five years or on a later date if an event of default, as defined in the agreements, has occurred and such default has not been cured or waived. Upon the occurrence of any event of default, the SBA's liquidating interest will become fixed at the level immediately preceding the event of default and will not accrete further until the default is cured or waived. In the event of MFC's or TCC's liquidation, the unexpired portion ($4,580,561 at December 31, 1996) of the liquidating interest becomes immediately payable to the SBA. The Company does not anticipate the occurrence of an event that would result in any amount being due to the SBA.

  In accordance with Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies," $292,999 has been reclassified from accumulated undistributed income to capital in excess of par value on the accompanying consolidated balance sheet. This reclassification has no impact on the Company's total shareholders' equity and is designed to present the Company's capital accounts on a tax basis.

(11) OTHER OPERATING EXPENSES

  The major components of other operating expenses for the period ended December 31, 1996 were:

        Office expenses..................... $254,715
        Insurance...........................  254,440
        Rent................................  165,002
        Other...............................  205,030
                                             --------
                                             $879,187
                                             ========

(12) EMPLOYEE BENEFIT PLANS

  The Company has a 401(k) Investment Plan (the "401(k) Plan") which covers all full and part-time employees of the Company who have attained the age of 21 and have a minimum of one-half year of service. Under the 401(k) Plan, an employee may elect to defer not less than 1% and no more than 15% of the total annual compensation that would otherwise be paid to the employee, provided, however, that employees' contributions may not exceed certain maximum amounts determined under the Internal Revenue Code. Employee contributions are invested in various mutual funds, according to the directions of the employee. The Company intends to provide for employer matching contributions, at the discretion of the Board of Directors, in 1997.

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS

  SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether assets, liabilities or off-balance sheet commitments, if practicable. The following methods and assumptions were used to estimate the fair value of each class of financial instruments. Fair value estimates which were derived from broker quotes cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

                           MEDALLION FINANCIAL CORP.

                               DECEMBER 31, 1996

  In addition, SFAS 107 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

    (a) Investments As described in Note 2, the carrying amount of investments is the estimated fair value of such investments.

    (b) Notes payable to banks and demand notes -- Due to the short-term nature of these instruments, the carrying amount approximates fair value.

    (c) Commitments to Extend Credit -- The fair value of commitments to extend credit is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and present creditworthiness of the counterparties. For fixed rate loan commitments, fair value also includes a consideration of the difference between the current levels of interest rates and the committed rates. At December 31, 1996, the estimated fair value of these off-balance sheet instruments was not material.

    (d) Interest Rate Cap Agreements -- The fair value is estimated based on market prices or dealer quotes. At December 31, 1996, the estimated fair value of these off-balance sheet instruments was not material.

    (e) Debentures Payable to SBA -- The fair value of the debentures payable to SBA is estimated based upon current market interest rates for similar debt.

                                                        DECEMBER 31, 1996
                                                   ----------------------------
                                                   CARRYING AMOUNT  FAIR VALUE
                                                   --------------- ------------
   FINANCIAL ASSETS:
   Investments....................................  $176,493,888   $176,493,888
   Cash...........................................     1,664,603      1,664,603
   FINANCIAL LIABILITIES:
   Notes payable to banks and demand notes........    96,450,000     96,450,000
   SBA debentures payable.........................    29,390,000     29,319,500

(14) SUBSEQUENT EVENTS

  On January 28, 1997, the Company increased the aggregate commitment of MFC's Revolver from $85,000,000 to $105,000,000.

  On February 11, 1997, the SBA approved an amendment to the charters of MFC and TCC, converting these subsidiaries from an SSBIC to an SBIC. The conversion eliminates the restriction for MFC and TCC to lend only to individuals as being socially or economically disadvantaged, or to small business concerns that are at least 50% owned by such persons as defined in the SBIA, subject to certain restrictions.

  Effective January 1, 1997, the Company decided to merge all of the assets and liabilities of TCC into MFC subject to the approval of the SBA. The Company expects to complete the merger by the end of the second quarter of 1997.

                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

             NUMBER OF               BALANCE
               LOANS               OUTSTANDING                    RATE
             ---------             ------------              --------------
                   1               $     60,754                       5.000%
                  11                    548,641                 7.000-7.700
                  19                  3,150,172                 8.000-8.200
                  18                  1,901,132                       8.250
                   7                    487,074                       8.300
                  12                    758,448                       8.370
                   6                    304,843                 8.400-8.440
                  24                  3,205,029                       8.500
                   9                    689,313                       8.600
                  10                    892,704                       8.625
                  13                    376,064                       8.700
                  49                  5,379,874                       8.750
                  12                    672,116                       8.720
                 108                 11,322,414                       9.000
                   2                    235,992                       9.120
                 157                 15,042,298                       9.250
                   5                  1,036,661                 9.320-9.380
                 248                 26,661,479                       9.500
                   1                    170,000                       9.600
                  94                  9,208,547                       9.750
                  29                  2,789,612                 9.800-9.900
                 207                 18,467,948                      10.000
                  76                  6,640,204                      10.250
                   5                    462,805              10.370-10.3750
                  47                  4,855,909                      10.500
                  30                  2,592,974                      10.750
                   1                     50,983                      10.900
                 164                 10,290,809                      11.000
                  17                  1,483,897               11.250-11.900
                 107                  5,910,504                      12.000
                  11                  1,014,949                      12.500
                   3                    351,109               12.750-12.950
                 254                 10,113,883                      13.000
                   4                    633,040                      13.250
                  56                  2,914,663                      13.500
                   5                    128,772               13.550-13.750
                 166                  8,044,479                      14.000
                  11                    176,089               14.050-14.300
                  36                  3,064,635                      14.500
                  11                    354,145               14.750-14.950
                 262                 11,806,060                      15.000
                  11                    610,583               15.200-15.250
                   9                    590,210                      15.500
                   8                    511,816               15.750-15.950
                  15                    745,357                      16.000
                   5                    160,939                      16.500
                   4                    202,387               16.640-16.950
                   1                     24,750                      17.000
                   3                    193,142                      18.000
                   6                    205,193                      19.000
               -----               ------------
Total          2,370               $177,495,401                      10.800%
               =====
Plus: Origination costs, net...         567,204
                                   ------------
  Investments at cost..........     178,062,605
Less: Unrealized depreciation
 on investments................      (1,568,717)
                                   ------------
  Investments at directors'
   valuation...................    $176,493,888
                                   ============

   The accompanying notes are an integral part of these financial statements.

                           MEDALLION FINANCIAL CORP.

          INTRODUCTION TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

  The following unaudited pro forma combined statements of operations for the year ended December 31, 1996 and each quarter in the year ended December 31, 1996 have been prepared to reflect the IPO, the application of the proceeds of the IPO (including the Acquisitions and the application of the cash acquired in connection with the Acquisitions) and the adjustments described in the accompanying notes. The pro forma combined financial information is based on the historical statement of operations of Medallion Financial from May 30, 1996 (commencement of operations) to December 31, 1996 and Tri-Magna, Edwards and TCC from January 1, 1996 to May 29, 1996 and should be read in conjunction with those financial statements and the notes thereto, as well as the estimates and assumptions set forth below and in the notes to the pro forma combined statement of operations. The pro forma combined statements of operations were prepared as if the IPO and application of the proceeds of the IPO occurred on January 1, 1996.

  Pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The pro forma combined financial information is not necessarily indicative of the results of operations which actually would have occurred if such transactions had been consummated on January 1, 1996, nor does it purport to represent the Company's future results of operations. Neither expected benefits and cost reductions anticipated by the Company nor future corporate costs that are not under contract have been reflected in the accompanying pro forma financial statements.

                           MEDALLION FINANCIAL CORP.

                               PRO FORMA COMBINED
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                            AND EACH QUARTER IN THE
                          YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                                    QUARTER 1                                 QUARTER 2                    QUARTER 3
                   ------------------------------------------ ----------------------------------------- ---------------
                                                                                                          CONSOLIDATED
                       COMBINED    ADJUSTMENTS    PRO FORMA      COMBINED    ADJUSTMENTS     PRO FORMA    THREE MONTH
                     THREE MONTH     FOR IPO     THREE MONTH    THREE MONTH    FOR IPO      THREE MONTH  PERIOD ENDED
                     PERIOD ENDED  AND USE OF    PERIOD ENDED  PERIOD ENDED  AND USE OF    PERIOD ENDED  SEPTEMBER 30,
                    MARCH 31, 1996  PROCEEDS    MARCH 31, 1996 JUNE 30, 1996  PROCEEDS     JUNE 30, 1996     1996
                   -------------- -----------  -------------- ------------- -----------   ------------- ---------------
                                         (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
INVESTMENT INCOME
Interest Income
 on Investments..      $3,983        $ --          $3,983        $4,057       $  --          $4,057        $4,255
Interest Income
 on Treasury
 Bills...........          91          (53)(c)         38            94          (60)(c)         34             8
                       ------        -----         ------        ------       ------         ------        ------
 Total Investment
  Income.........       4,074          (53)         4,021         4,151          (60)         4,091         4,263
                       ------        -----         ------        ------       ------         ------        ------
INTEREST EXPENSE
Notes Payable to
 Bank............       1,718         (482)(b)      1,236         1,586         (288)(b)      1,298         1,536
SBA Debentures...         586          --             586           573          --             573           563
                       ------        -----         ------        ------       ------         ------        ------
 Total Interest
  Expense........       2,304         (482)         1,822         2,159         (288)         1,871         2,099
                       ------        -----         ------        ------       ------         ------        ------
Net Interest
 Income..........       1,770          429          2,199         1,992          228          2,220         2,164
                       ------        -----         ------        ------       ------         ------        ------
NON-INTEREST
 INCOME
Equity in
 earnings
 (losses) of
 unconsolidated
 subsidiary......         (26)         --             (26)            2          --               2           (23)
Accretion of
 Negative
 Goodwill........         --           193 (a)        193            64          129 (a)        193           180
Other Income.....         164          --             164           170          --             170           235
                       ------        -----         ------        ------       ------         ------        ------
 Total Non-
  Interest
  Income.........         138          193            331           236          129            365           392
                       ------        -----         ------        ------       ------         ------        ------
EXPENSES
Professional
 Fees............         183          (46)(e)        137           212          (31)(e)        181           150
Salaries and
 Benefits........         412          (82)(d)        386           448          (55)(d)        431           348
                                        56 (d)                                    38 (d)
Other Operating
 Expenses........         432          (19)(f)        398         1,314          (12)(f)        358           434
                                       (15)(g)                                   (10)(g)
                                                                                (934)(i)
Amortization of
 Goodwill........         --           105(a)         105            35           70 (a)        105           102
                       ------        -----         ------        ------       ------         ------        ------
 Total Expenses..       1,027           (1)         1,026         2,009         (934)         1,075         1,034
                       ------        -----         ------        ------       ------         ------        ------
Net Investment
 Income before
 income taxes....         881          623          1,504           219        1,291          1,510         1,522
Income Taxes.....          88          (88)(h)        --             56          (56)(h)        --            --
                       ------        -----         ------        ------       ------         ------        ------
Net Investment
 Income after
 income taxes....         793          711          1,504           163        1,347          1,510         1,522
Change in
 unrealized
 depreciation....          24          --              24             6          --               6           --
Net realized gain
 (loss) on
 investments.....          (4)         --              (4)           10          --              10            26
                       ------        -----         ------        ------       ------         ------        ------
Net Increase in
 Net Assets
 resulting from
 Operations......      $  813        $ 711         $1,524        $  179       $1,347         $1,526        $1,548
                       ======        =====         ======        ======       ======         ======        ======
Pro forma net
 increase in net
 assets resulting
 from operations
 per share (j)...                                  $ 0.18                                    $ 0.18        $ 0.19
                                                   ======                                    ======        ======
                                QUARTER 4      ANNUAL
                               ------------ ----------
                               CONSOLIDATED
                               THREE MONTH   PRO FORMA
                               PERIOD ENDED  YEAR ENDED
                               DECEMBER 31, DECEMBER 31
                                   1996         1996
                               ------------ -----------

INVESTMENT INCOME
Interest Income
 on Investments..                 $4,756      $17,051
Interest Income
 on Treasury
 Bills...........                    --            80
                                  ------      -------
 Total Investment
  Income.........                  4,756       17,131
                                  ------      -------
INTEREST EXPENSE
Notes Payable to
 Bank............                  1,588        5,658
SBA Debentures...                    622        2,344
                                  ------      -------
 Total Interest
  Expense........                  2,210        8,002
                                  ------      -------
Net Interest
 Income..........                  2,546        9,129
                                  ------      -------
NON-INTEREST
 INCOME
Equity in
 earnings
 (losses) of
 unconsolidated
 subsidiary......                    (69)        (116)
Accretion of
 Negative
 Goodwill........                    176          742
Other Income.....                    119          688
                                  ------      -------
 Total Non-
  Interest
  Income.........                    226        1,314
                                  ------      -------
EXPENSES
Professional
 Fees............                    183          651
Salaries and
 Benefits........                    333        1,498

Other Operating
 Expenses........                    517        1,707


Amortization of
 Goodwill........                    122          434
                                  ------      -------
 Total Expenses..                  1,155        4,290
                                  ------      -------
Net Investment
 Income before
 income taxes....                  1,617        6,153
Income Taxes.....                    --           --
                                  ------      -------
Net Investment
 Income after
 income taxes....                  1,617        6,153
Change in
 unrealized
 depreciation....                    (46)         (16)
Net realized gain
 (loss) on
 investments.....                     58           90
                                  ------      -------
Net Increase in
 Net Assets
 resulting from
 Operations......                 $1,629      $ 6,227
                                  ======      =======
Pro forma net
 increase in net
 assets resulting
 from operations
 per share (j)...                 $ 0.20      $  0.75
                                  ======      =======

                           MEDALLION FINANCIAL CORP.

       NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS ADJUSTMENTS (ALL DOLLARS IN THOUSANDS).

  (a) Adjustments to record the amortization of the goodwill (excess of cost over the fair value of net assets of business acquired) and accretion of negative goodwill (excess of fair value of net assets over cost of business acquired), respectively, recorded in purchase accounting related to the goodwill resulting from the Edwards and TCC acquisitions and the negative goodwill arising in the acquisition of Tri-Magna. The goodwill related to Edwards and TCC is being amortized on a straight line basis over 15 years, and the negative goodwill related to Tri-Magna is being accreted on a straight line basis over approximately 4 years.

  (b) Adjustment to reflect the reduction in bank debt interest expense resulting from the repayment of a portion of bank debt bearing interest at a weighted average rate of 7.60% per annum from the net proceeds of the IPO and the cash acquired in the acquisitions. The repayment of bank debt is equal to $20,800. In addition, an adjustment was made for the interest expense savings on the repayment of a Tri-Magna loan ($3,232) due upon consummation of the IPO.

  (c) Adjustment to reflect the reduction in interest income related to the payment of $7,000 of excess cash in conjunction with the paydown of bank debt, bearing interest at an assumed rate of approximately 4% per annum, respectively.

  (d) Adjustment to reflect the reduction in executive compensation and pension expense, as a result of the elimination of three senior vice president executive positions at Tri-Magna.

  (e) Adjustment to reflect the increase in salaries and benefits expense due to the investment advisory fees to be paid monthly, in arrears, to FMC Advisers, Inc. This increase in expense is partially offset by the reduction in professional fee expense due to the elimination of the management agreement previously in place with the parent company of TCC.

  (f) Adjustment to eliminate certain operating expenses of Edwards. These expenses will not recur, as the related assets and liabilities were not acquired by the Company as part of the acquisition of Edwards. These expenses include the elimination of depreciation and the elimination of amortization of deferred financing costs.

  (g) Adjustment to eliminate certain operating expenses of Tri-Magna in connection with the accounting for the Company's negative goodwill. These expenses will not recur, as the related assets were written off by the Company as part of the acquisition, including the elimination of Tri-Magna's depreciation.

  (h) Adjustment to eliminate income and other corporate tax expenses for TCC and Edwards. Both companies intend to be treated as regulated investment companies, and therefore, no taxes will be assessed to them.

  (i) Adjustment to eliminate merger related costs expensed by Tri-Magna and Edwards prior to the Acquisitions. Such expenses would have been expensed in 1995 if the Acquisitions had occurred on January 1, 1996.

  (j) Calculated using pro forma shares outstanding of 8,250,000 and does not reflect common share equivalents as their effects is not material.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Tri-Magna Corporation and Subsidiaries:

  We have audited the accompanying consolidated balance sheets of Tri-Magna Corporation (a Delaware corporation) and subsidiaries (collectively referred to as the Company) as of May 29, 1996 and December 31, 1995, including the consolidated schedules of investments as of May 29, 1996 and December 31, 1995, and the related consolidated statements of operations, shareholders' equity and cash flows for the five-month period ended May 29, 1996 and each of the two years in the period ended December 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As explained in Note 2, the consolidated financial statements include loans receivable valued at $95,621,617 (97% of total assets) and at $96,046,416 (96% of total assets) as of May 29, 1996 and December 31, 1995, respectively, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the loans existed, and the differences could be material.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Tri-Magna Corporation and subsidiaries as of May 29, 1996 and December 31, 1995, and the results of their operations and their cash flows for the five-month period ended May 29, 1996 and each of the two years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

                                          /s/ Arthur Andersen LLP

Boston, Massachusetts
March 26, 1997

                     TRI-MAGNA CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                     DECEMBER 31,    MAY 29,
                                                         1995         1996
                                                     ------------  -----------
ASSETS
 Investments (Note 2)............................... $96,956,416   $96,531,617
  Less unrealized depreciation on investments (Note
   6)...............................................    (910,000)     (910,000)
                                                     -----------   -----------
                                                      96,046,416    95,621,617
 Investment in unconsolidated subsidiary (Note 2)...     145,335        92,313
 Cash...............................................   1,177,166       624,617
 Accrued interest receivable........................     844,350       870,073
 Furniture and fixtures, net........................      87,925        79,124
 Other assets.......................................   1,486,974     1,316,933
                                                     -----------   -----------
 Total Assets....................................... $99,788,166   $98,604,677
                                                     ===========   ===========
LIABILITIES
 Notes payable to banks and demand notes (Note 3)... $80,294,900   $79,394,900
 Accounts payable and accrued expenses..............   1,290,267     1,360,570
 Dividends payable..................................      --           542,012
 Accrued interest payable...........................     889,147       818,560
                                                     -----------   -----------
 Total Liabilities..................................  82,474,314    82,116,042
                                                     -----------   -----------
Commitments and Contingencies (Note 9)
Shareholders' Equity (Notes 4 and 5)
 Common stock (1,000,000 shares of $.01 par value
  stock authorized,
  668,900 shares outstanding at December 31, 1995
  and May 29, 1996).................................       6,689         6,689
 Capital in excess of par value.....................  10,594,241    10,567,267
 Accumulated undistributed income (loss)............     710,822       (87,421)
                                                     -----------   -----------
                                                      11,311,752    10,486,535
 Restricted capital surplus.........................   6,002,100     6,002,100
                                                     -----------   -----------
 Total Shareholders' Equity.........................  17,313,852    16,488,635
                                                     -----------   -----------
 Total Liabilities and Shareholders' Equity......... $99,788,166   $98,604,677
                                                     ===========   ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                     TRI-MAGNA CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 YEAR ENDED
                                                DECEMBER 31,        PERIOD ENDED
                                            ----------------------    MAY 29,
                                               1994        1995         1996
                                            ----------  ----------  ------------
Investment Income
 Interest on investments..................  $8,820,273  $9,802,560   $4,423,396
                                            ----------  ----------   ----------
  Total Investment Income.................   8,820,273   9,802,560    4,423,396
                                            ----------  ----------   ----------
Interest Expense
 Interest on SBA debentures...............     974,105     780,254       --
 Interest on bank debt (Note 3)...........   3,781,910   5,253,924    2,516,914
                                            ----------  ----------   ----------
  Total Interest Expense..................   4,756,015   6,034,178    2,516,914
                                            ----------  ----------   ----------
 Net Interest Income......................   4,064,258   3,768,382    1,906,482
                                            ----------  ----------   ----------
Non-Interest Income
 Equity in earnings (losses) of
  unconsolidated subsidiary (Note 2)......      18,379     125,956      (53,022)
 Other income.............................     519,030     446,209      148,125
                                            ----------  ----------   ----------
  Total Non-Interest Income...............     537,409     572,165       95,103
                                            ----------  ----------   ----------
Expenses
 Administration and advisory fees.........      33,905      13,149        3,671
 Legal and accounting fees................     367,484     344,311      144,562
 Directors' fee (Note 8)..................      76,500      46,000       15,022
 Officers' and employees' salaries........   1,028,627   1,086,569      501,063
 Employee benefit plans (Note 7)..........     136,000      70,008       44,000
 Merger related costs (Note 5)............      --          --          584,000
 Other operating expenses.................   1,057,797   1,054,757      524,242
                                            ----------  ----------   ----------
  Total Expenses..........................   2,700,313   2,614,794    1,816,560
                                            ----------  ----------   ----------
 Dividends paid on minority interest......     277,020     207,774       --
                                            ----------  ----------   ----------
 Net Investment Income....................   1,624,334   1,517,979      185,025
                                            ----------  ----------   ----------
Realized and Unrealized Gain (Loss) on In-
 vestments
 Realized gain (loss) on investments (Note
  6)......................................     (21,938)     61,194       --
 Change in unrealized depreciation (Note
  6)......................................      58,000    (140,000)      --
                                            ----------  ----------   ----------
 Net Realized and Unrealized Gain (Loss)
  on Investments..........................      36,062     (78,806)      --
                                            ----------  ----------   ----------
Net Increase in Net Assets resulting from
 Operations...............................  $1,660,396  $1,439,173   $  185,025
                                            ==========  ==========   ==========

  The accompanying notes are an integral part of these consolidated financial statements.

                     TRI-MAGNA CORPORATION AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                          SHARES OF                    CAPITAL      ACCUMULATED  RESTRICTED
                         COMMON STOCK  COMMON STOCK   IN EXCESS    UNDISTRIBUTED  CAPITAL
                         OUTSTANDING  $.01 PAR VALUE OF PAR VALUE  INCOME (LOSS)  SURPLUS
                         ------------ -------------- ------------  ------------- ----------
Balance at December 31,
 1993...................   665,900        $6,659     $11,227,341    $  (399,918) $   --
 Dividends paid,
  common................      --            --            --         (1,668,050)     --
 Distributable net
  income................      --            --            --          1,602,396      --
 Sale of common stock...     3,000            30          49,470        --           --
 Change in unrealized
  depreciation..........      --            --            --             58,000      --
                           -------        ------     -----------    -----------  ----------
Balance at December 31,
 1994...................   668,900        $6,689     $11,276,811    $  (407,572) $   --
 Dividends declared,
  common................      --            --            --         (1,003,349)     --
 Distributable net
  income................      --            --            --          1,579,173      --
 SOP 93-2 Cumulative
  reclassification (Note
  5)....................      --            --          (682,570)       682,570      --
 Gain on minority
  interest buyback (Note
  4)....................      --            --            --            --        6,002,100
 Change in unrealized
  depreciation..........      --            --            --           (140,000)     --
                           -------        ------     -----------    -----------  ----------
Balance at December 31,
 1995...................   668,900        $6,689     $10,594,241    $   710,822  $6,002,100
 Dividends declared,
  common
  (Note 5)..............      --            --            --         (1,010,242)     --
 Distributable net
  income................      --            --            --            185,025      --
 SOP 93-2
  reclassification
  (Note 5)..............      --            --           (26,974)        26,974      --
 Change in unrealized
  depreciation..........      --            --            --            --           --
                           -------        ------     -----------    -----------  ----------
Balance at May 29,
 1996...................   668,900        $6,689     $10,567,267    $   (87,421) $6,002,100
                           =======        ======     ===========    ===========  ==========


  The accompanying notes are an integral part of these consolidated financial statements.

                     TRI-MAGNA CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                              YEAR ENDED
                                             DECEMBER 31,          PERIOD ENDED
                                       --------------------------    MAY 29,
                                           1994          1995          1996
                                       ------------  ------------  ------------
Cash Flows from Operating Activities:
 Net Increase in Net Assets resulting
  from Operations..................... $  1,660,396  $  1,439,173  $   185,025
 Adjustments to reconcile net income
  to net cash provided by operating
  activities:
  Depreciation and amortization.......       64,848        43,594       19,929
  Change in unrealized depreciation...      (58,000)      140,000          --
  Realized loss (gain) on
   investments........................       21,938       (61,194)         --
  (Increase) decrease in investment in
   unconsolidated subsidiary..........      (19,379)     (125,956)      53,022
  (Increase) decrease in accrued
   interest receivable................      (64,697)      (66,252)     (25,723)
  Decrease (increase) in other
   assets.............................      (99,434)     (794,721)     165,111
  Increase (decrease) in accounts
   payable and accrued expenses.......      (90,565)    1,036,580       70,303
  Increase (decrease) in dividends
   payable minority interest..........      (69,255)      (69,255)         --
  Increase (decrease) in accrued
   interest payable...................      143,725       257,330      (70,587)
                                       ------------  ------------  -----------
   Net cash provided by operating
    activities........................    1,489,577     1,799,299      397,080
Cash Flows from Investing Activities:
 Increase in investments..............  (33,103,213)  (30,667,520)  (7,252,488)
 Proceeds from investment maturities
  and terminations....................   24,753,080    24,114,690    7,677,287
 Proceeds from liquidation of other
  assets..............................      414,884       144,100          --
 Capital expenditures.................       (6,991)      (16,378)      (6,198)
                                       ------------  ------------  -----------
   Net cash provide by (used for)
    investing activities..............   (7,942,240)   (6,425,108)     418,601
Cash Flows from Financing Activities:
 Proceeds from (payments of) notes
  payable to banks....................    8,325,000    21,269,900     (900,000)
 Payments of SBA debentures...........          --    (12,500,000)         --
 Buyback of minority interest.........          --     (3,231,900)         --
 Sale of common stock.................       49,500           --           --
 Dividends paid on common stock.......   (1,668,050)   (1,003,349)    (468,230)
                                       ------------  ------------  -----------
Net cash provided by (used for)
 financing activities.................    6,706,450     4,534,651   (1,368,230)
                                       ------------  ------------  -----------
Net Increase (Decrease) in Cash.......      253,787       (91,158)    (552,549)
Cash, beginning of period.............    1,014,537     1,268,324    1,177,166
                                       ------------  ------------  -----------
Cash, end of period................... $  1,268,324  $  1,177,166  $   624,617
                                       ============  ============  ===========
Supplemental Information:
 Cash paid during the period for
  interest (Includes dividends paid on
  minority interest).................. $  4,958,565  $  6,053,877  $ 2,587,501

  The accompanying notes are an integral part of these consolidated financial statements.

                    TRI-MAGNA CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 MAY 29, 1996

(1) ORGANIZATION

  On February 3, 1989, Tri-Magna Corporation, a newly formed Delaware corporation, (referred to as Tri-Magna or the Parent Company) and its subsidiary, Medallion Funding Corp. (Medallion) entered into an Agreement and Plan of Share Exchange (the Share Exchange). Tri-Magna and its wholly-owned subsidiaries Medallion, F.A.P. Holding Corp. (FAP) and Medallion Taxi Media, Inc. (Media) are collectively referred to as the Company. Under the Share Exchange, 100 shares of common stock of the Parent Company were exchanged for each of the outstanding shares of common stock of Medallion. On May 18, 1989, the shareholders of Medallion voted in favor of the Share Exchange Plan. This transaction was accounted for as a pooling of interests.

  The Parent Company was formed in January 1989 for the purpose of acquiring all of the outstanding shares of Medallion common stock pursuant to the Share Exchange. The Parent Company is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended.

  Medallion was formed in 1979 for the purpose of operating as a Specialized Small Business Investment Company (SSBIC), licensed, regulated and financed in part by the U.S. Small Business Administration (SBA). Medallion was granted a license to operate as a SSBIC by the SBA on June 23, 1980. On February 2, 1982, Medallion registered as a closed-end, nondiversified investment company under the 1940 Act.

  On June 22, 1992, Medallion established a wholly-owned subsidiary, FAP. This subsidiary was established for the purpose of acquiring and managing property purchased in foreclosure from Medallion.

  On August 23, 1994, Media, a New York corporation was formed. Media is engaged in the outdoor media advertising business and is a wholly-owned subsidiary of Tri-Magna. On May 29, 1996, Tri-Magna was acquired by Medallion Financial Corp., pursuant to a merger agreement dated December 21, 1995. Under the merger agreement, all of the Company's outstanding shares of capital stock was canceled in exchange for $20.00 per share.

  The accompanying consolidated financial statements include the accounts of Tri-Magna and Medallion after elimination of all intercompany amounts. (See
Note 2)

  The consolidated balance sheet as of May 29, 1996 and consolidated statements of operations, shareholders' equity and cash flows for the period ended May 29, 1996 include the accounts of Tri-Magna and Medallion prior to the consummation of the merger with Medallion Financial Corp. on May 29, 1996.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The significant accounting policies of the Company, which conform with generally accepted accounting policies and accounting principles and procedures generally accepted in the investment company industry, include the following:

 Investments

  Medallion's investments consist primarily of long-term loans to persons defined by SBA regulations as being socially or economically disadvantaged, or to entities that are at least 50% owned by such persons. Approximately 68% of Medallion's loan portfolio at December 31, 1995, and May 29, 1996 have arisen in connection with the financing of taxicab medallions, taxicabs and related assets, substantially all in the

                    TRI-MAGNA CORPORATION AND SUBSIDIARIES

                                 MAY 29, 1996
metropolitan New York area. These loans are secured by the medallions, taxicabs and related assets and are personally guaranteed by the borrowers, or in the case of corporations, personally guaranteed by the owners. The remaining portion of Medallion's portfolio represents loans to various commercial enterprises, including dry cleaners, garages, gas stations and laundromats. These loans are secured by various equipment and/or real estate and are generally guaranteed by the owners, and in certain cases, by the equipment dealers. These loans are made primarily in the metropolitan New York City area.

  Tri-Magna began funding loans in March, 1995. As of December 31, 1995 and May 29, 1996, Tri-Magna has funded 50 loans totaling $4,272,212 and 51 loans totaling $4,752,212, respectively. Of these amounts, Tri-Magna participated out a total of $2,538,721 and $2,922,721, respectively.

  Under the 1940 Act, the Company's long-term loans are considered investments and are recorded at their fair value. Since no ready market exists for these loans, fair value is determined by the Board of Directors in good faith. In determining fair value, the directors take into consideration the financial condition of the borrower, the adequacy of the collateral, and the relationships between market rates and portfolio rates. Loans were valued at cost, less unrealized depreciation of $910,000 at December 31, 1995 and May 29, 1996. The directors have determined that this valuation approximates fair value.

  The principal portion of loans serviced for others by the Company at December 31, 1995 and May 29, 1996 amounted to approximately $15,799,777 and $20,793,093, respectively.

  The Company offsets loan origination fees against related direct loan origination costs. The net amount is deferred and amortized over the life of the loan. At December 31, 1995 and May 29, 1996, the net deferred asset totaled $293,400 and $324,438, respectively. Amortization expense was $22,117, $84,684 and $83,229 for the years ended December 31, 1994 and 1995, and period ended May 29, 1996, respectively.

 Investment in Unconsolidated Subsidiary

  Tri-Magna owns 100% of the outstanding stock of Media. Tri-Magna's investment in Media is accounted for under the equity method because as a non-investment company, Media, cannot be consolidated with an investment company, Tri-Magna. Financial information for Media is summarized as follows:

                     DECEMBER 31, MAY 29,
   BALANCE SHEET         1995       1996
   -------------     ------------ --------
Cash...............   $   --      $110,182
Accounts
 receivable........     214,238    285,696
Equipment, net.....     559,786    526,846
Other..............      55,720     36,504
                      ---------   --------
Total Assets.......   $ 829,744   $959,228
                      =========   ========
Notes payable......   $ 275,000    275,000
Notes payable to
 parent............       --       443,651
Accrued expenses...     409,409    148,264
                      ---------   --------
Total Liabilities..     684,409    866,915
                      ---------   --------
Common stock.......       1,000      1,000
Retained earnings..     144,335     91,313
                      ---------   --------
Total equity.......     145,335     92,313
                      ---------   --------
Total Liabilities
 and Shareholders
 equity............   $ 829,744   $959,228
                      =========   ========

                                            PERIOD ENDED
                                            DECEMBER 31,     PERIOD ENDED
              STATEMENT OF               -------------------   MAY 29,
               OPERATIONS                  1994      1995        1996
              ------------               -------- ---------- ------------
Advertising revenue..................... $227,756 $1,542,013   $671,148
Cost of services........................   83,341    483,721    283,891
                                         -------- ----------   --------
Gross margin............................  144,415  1,058,292    387,257
Other operating expenses................  126,036    829,293    455,278
                                         -------- ----------   --------
Income (loss) before taxes..............   18,379    228,999    (68,021)
Income taxes............................    --       103,043    (14,999)
                                         -------- ----------   --------
Net income (loss)....................... $ 18,379 $  125,956   $(53,022)
                                         ======== ==========   ========

                    TRI-MAGNA CORPORATION AND SUBSIDIARIES

                                 MAY 29, 1996
  On March 8, 1995, Tri-Magna guaranteed a demand loan for Media. At December 31, 1995 and May 29, 1996, $275,000 was outstanding at an interest rate of 2.00% over prime or (10.50%) and (10.25%) interest rate, respectively. The loan matured in June 1996 and was paid in full.

 Federal Income Taxes

  It is the Company's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, which require the Company to distribute at least 90% of its investment company taxable income to its shareholders. Therefore, no provision for federal income tax has been made.

  FAP and Media have elected to be taxed as regular corporations and, for the year ended December 31, 1995, recorded a provision for income taxes totaling approximately $103,000. For the period ended May 29, 1996 both entities incurred operating losses and required no provision for income taxes. The provision (benefit) for income taxes are reflected in equity in earnings of unconsolidated subsidiary on the accompanying consolidated statement of operations.

 Income Recognition

  When, in the judgment of management, collection of any portion of the interest or principal amount of a receivable is in doubt, accrual of interest income is discontinued, and interest is recorded when received. At December 31, 1995 and May 29 , 1996, nonaccrual loans totaled approximately $1,299,357 and $1,903,843, respectively, and the related foregone interest income amounted to approximately $218,853 and $106,856, respectively. Additionally, at December 31, 1995 and May 29, 1996, restructured loans totaled approximately $380,002 of which $0 was included in nonaccrual loans, respectively. Other income on the accompanying consolidated statements of operations consists of late fees, prepayment penalties and fee income.

 Use of Estimates in the Preparation of Financial Statements

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(3) NOTES PAYABLE TO BANKS

  At December 31, 1995 and May 29, 1996, the Company had outstanding bank borrowings under the following agreements:

                                                       DECEMBER 31,   MAY 29,
DESCRIPTION                                                1995        1996
-----------                                            ------------ -----------
Revolving Credit Agreement............................ $73,150,000  $72,250,000
Term Loan Agreements..................................   5,231,900    5,231,900
Short-Term Note.......................................   1,913,000    1,913,000
                                                       -----------  -----------
Total................................................. $80,294,900  $79,394,900
                                                       ===========  ===========

  Borrowings under these agreements are secured by all assets of the Company.

                    TRI-MAGNA CORPORATION AND SUBSIDIARIES

                                 MAY 29, 1996
 Revolving Credit Agreement

  On March 27, 1992 (and as subsequently amended), the Company entered into a committed revolving credit agreement (the Revolver) with a group of banks. The Company extended the Revolver until June 30, 1997 at an aggregate credit commitment amount of $78,000,000 pursuant to the Renewal and Extension Agreement dated March 29, 1996. The Revolver may be extended annually thereafter upon the option of the participating banks and acceptance by the Company. Should any participating bank not extend its committed amount, the Revolver agreement provides that each bank shall extend a term loan equal to its share of the principal amount outstanding of the revolving credit note.

  Maturity of the term note shall be the earlier of two years or any other date on which it becomes payable in accordance with the Revolver. Interest and principal payments are to be made monthly. Interest is calculated monthly at either the bank's prime rate or a rate based on the adjusted London Interbank Offered Rate of interest (LIBOR) at the option of the Company. Substantially all promissory notes evidencing the Company's investments are held by a bank, as collateral agent under the agreement. Outstanding borrowings under the Revolver were $73,150,000 and $72,250,000, at December 31, 1995 and May 29,
1996, at an average interest rate of 7.40% and 6.87%, respectively. During the year ended December 31, 1995 and for the period ended May 29, 1996, the Company's weighted average borrowings were approximately $62,203,800 and $73,180,000 and the maximum outstanding borrowings were $73,150,000 and $74,150,000, respectively. The weighted average interest rates on the weighted average borrowings were 7.64% and 7.44% during the year ended December 31, 1995 and the period ended May 29, 1996, respectively.

  The Company is required to pay an annual facility fee of 1/4% effective prospectively as of March 28, 1995 on the Revolver aggregate commitment. For the year ended December 31, 1994 and up through March 27, 1995, the Company was required to pay an annual facility fee of 3/8%. Additionally, effective prospectively as of September 29, 1995, the Company is required to pay an additional annual fee of $62,500.

 Term Loan Agreements

  At December 31, 1995 and May 29, 1996, the Company had borrowed a total of $2,000,000 under a term loan agreement (Term Loan) with a bank. The $2,000,000 was outstanding at December 31, 1995 and May 29, 1996. During 1995, the fixed interest rate of 5.88% was increased to 7.5%. Interest payments are due quarterly. The weighted average interest rate paid on such borrowings was 6.68% and 7.50%, during the year ended December 31, 1995 and period ended May 29, 1996, respectively. The total term borrowings outstanding at May 29, 1996 under this agreement are due in July 1997.

  On September 29, 1995, Tri-Magna entered into a $3,231,900 term loan with a certain bank maturing on May 31, 1996. Interest is paid monthly at the prime rate. The loan is secured by all assets of Tri-Magna. The proceeds of this loan were invested in Medallion as a capital contribution to facilitate the repurchase of its preferred stock from the SBA. (See Notes 4 and 10)

 Short-Term Note

  On December 19, 1994, Tri-Magna entered into a demand promissory note (Demand Note) with a certain bank. On September 1, 1995, the Demand Note was converted into a $2,000,000 short-term secured note (Short-Term Note) which matures on August 31, 1996. Interest is calculated monthly at either the bank's prime rate or a rate based upon adjusted LIBOR at the option of the Company. Substantially all promissory notes evidencing Tri-Magna's investments are pledged to the bank as collateral. The Company is required to pay an annual facility fee of 1/4% effective prospectively as of September 29, 1995 on the aggregate amount of the note. Outstanding

                    TRI-MAGNA CORPORATION AND SUBSIDIARIES

                                 MAY 29, 1996
borrowings under the Short-Term Note were $1,913,000 at December 31, 1995 and May 29, 1996, at an average interest rate of 7.59% and 6.84%, respectively. During the year ended December 31, 1995 and period ended May 29, 1996, Tri-Magna's weighted average borrowings were approximately $1,025,500 and $1,902,820 and the maximum outstanding borrowings were $1,913,000. The weighted average interest rate on such borrowings was 8.49% and 8.45% during the year ended December 31, 1995 and period ended May 29, 1996, respectively.

 Interest Rate Cap Agreements

  On April 7, 1995, the Company entered into three interest rate cap agreements to reduce the impact of changes in interest rates on its floating rate long-term debt. These agreements limit the Company's maximum LIBOR exposure on $20,000,000 of its revolving credit facility to 7.5%. The premiums paid under these agreements were $46,875, $31,000 and $46,687, respectively. The premiums have been capitalized and are being amortized over the two-year term of the agreements, which expires on April 7, 1997. The Company is exposed to credit loss in the event of nonperformance by the counterparties on these interest rate cap agreements. The Company does not anticipate nonperformance by any of these parties.

  On November 16, 1995, the Company entered into three additional interest rate cap agreements to reduce the impact of changes in interest rates on its floating rate long-term debt. These agreements limit the Company's maximum LIBOR exposure on an additional $20,000,000 of its revolving credit facility to 7.0%. The premiums paid under these agreements were $13,000, $25,000 and $12,500, respectively. The premiums have been capitalized and are being amortized over the two-year terms of the agreements, which expire on November 16, 1997. The Company is exposed to credit loss in the event of nonperformance by the counterparties on these interest rate cap agreements. The Company does not anticipate nonperformance by any of these parties.

(4) MINORITY INTEREST

  On September 29, 1995, Medallion repurchased and retired all of its 3% preferred stock owned by the SBA at a discount of 65%, under an SBA preferred stock repurchase agreement. The effective date of the buyback was August 12, 1994. The purchase price of the preferred stock was $3,231,900. The amount of the discount, $6,002,100, was recorded as an increase in capital in an account separate from other paid-in capital accounts, as restricted capital surplus account. Under the repurchase agreement, the SBA retains a liquidating interest in the amount of the discount on the repurchase, which expires on a straight line basis over five years or on a later date if an event of default, as defined in the agreement, has occurred and such default has not been cured or waived. Upon the occurrence of any event of default, the SBA's liquidating interest will become fixed at the level immediately preceding the event of default and will not accrete further until the default is cured or waived.

  While the liquidating interest expires over a five-year period, the balance in the restricted capital surplus account remains unchanged in accordance with the SBA requirements. The SBA requires this treatment because the additional equity obtained as a result of the repurchase transaction is subject to certain restrictions that remain even after the liquidated interest has been eliminated. In the event of Medallion's liquidation, the unexpired portion of the liquidating interest becomes immediately payable to the SBA.

  At December 31, 1995 and May 29, 1996, the unaccreted amount of the SBA's liquidating interest in the restricted capital surplus was $4,351,523 and $3,851,348, respectively.

(5) SHAREHOLDERS' EQUITY

  As discussed in Note (4), under the terms of the preferred stock repurchase agreement with the SBA, a change in ownership of the Company could result in the unexpired portion of the liquidating interest becoming

                    TRI-MAGNA CORPORATION AND SUBSIDIARIES

                                 MAY 29, 1996
payable to the SBA. This provision was waived and the merger transaction with Medallion Financial Corp. was approved by the SBA.

  Direct costs associated with the merger agreement with Medallion Financial Corp., previously deferred by the Company, were expensed on May 29, 1996. Total direct costs charged to results of operations were $584,000.

  On May 29, 1996, the Company declared an additional and liquidation dividend of $0.81 per share totaling $542,012, payable on May 29, 1996 to the shareholders at record as of such date.

  In accordance with Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies," a cumulative amount of $709,544 has been reclassified from capital in excess of par value to accumulated undistributed income on the accompanying consolidated balance sheets. This reclassification has no impact on the Company's total shareholders' equity and is designed to present the Company's capital accounts on a tax basis.

(6) REALIZED LOSSES (GAINS) AND UNREALIZED DEPRECIATION ON INVESTMENTS

  A summary of realized losses and unrealized depreciation on investments for the period ended May 29, 1996 and the years ended December 31, 1995 and 1994 is as follows:

                                         PERIOD ENDED YEAR ENDED DECEMBER 31,
                                           MAY 29,    ------------------------
     UNREALIZED DEPRECIATION                 1996        1995         1994
     -----------------------             ------------ -----------  -----------
   Balance at Beginning of Period.......  $(910,000)  $  (770,000) $  (828,000)
   Change in Unrealized Depreciation....        --       (140,000)      58,000
                                          ---------   -----------  -----------
   Balance at End of Period.............  $(910,000)  $  (910,000) $  (770,000)
                                          =========   ===========  ===========

  For the period ended May 29, 1996 and the years ended December 31, 1995 and 1994, realized losses and (gains) were $0, $(61,194), and $21,938, respectively.

(7) EMPLOYEE BENEFIT PLANS

  The Company maintains a defined contribution employee benefit plan, the Medallion Funding Corp. Profit-Sharing Retirement Plan (the Profit-Sharing
Plan), under which substantially all Tri-Magna and Medallion employees and officers are covered.

  In addition, prior to March 31, 1996, the Company also maintained a defined contribution employee pension plan, the Medallion Funding Corp. Pension Plan, (the Pension Plan).

  The Company's management acts as trustee of both Plans. Under the Profit-Sharing Plan, voluntary employee as well as Company contributions are allowed. Under the Pension Plan, the Company contributed up to 10% of each participants annual compensation. Total employer contributions to both Plans is limited to the lesser of 10% of each participant's compensation or $10,000, annually. On March 31, 1996, the Pension Plan was terminated by the Board of Directors. The Company contributions, at participants' option were transferred to other plans.

  The expense for employee benefit plans was approximately $70,000, $136,000 and $44,000 for the years ended December 31, 1995 and 1994 and the period ended May 29, 1996, respectively.

                    TRI-MAGNA CORPORATION AND SUBSIDIARIES

                                 MAY 29, 1996

(8) TRANSACTIONS WITH RELATED PARTIES

  Certain officers and directors of Medallion are also shareholders of Tri-Magna. Officers' salaries are set by the Board of Directors. Directors who are not officers receive a fee of $1,000 per meeting. Directors who are members of committees receive $500 for each meeting attended. Directors who are members of the independent committee receive $1,000 for each meeting attended. One loan receivable has been guaranteed by a related party.

(9) COMMITMENTS AND CONTINGENCIES

  At December 31, 1995, and May 29, 1996, the Company's unfunded commitments were approximately $2,447,800 for 35 loans and $2,958,900 for 29 loans, respectively, that bear interest at rates ranging from 9.0% to 16.0% and 9.3% to 15.0%, respectively.

  The Company has operating lease agreements for its executive and general offices, expiring in December 1997, as amended. The leases call for an aggregate annual rental of approximately $235,000, subject to certain escalation clauses. During the years ended December 31, 1995 and 1994, and period ended May 29, 1996, rental expenses totaled $194,279, $195,777 and $94,422, respectively, and are included in other operating expenses.

  The Company is a party to various legal proceedings arising from the normal course of business, none of which, in management's opinion, is expected to have a material adverse impact on the Company's financial position or results of operations.

(10) SUBSEQUENT EVENTS

  On June 28, 1996 and January 28, 1997, Medallion increased the amount available under the Revolver by $7,000,000 and $20,000,000, respectively. The aggregate commitments under the Revolver was $85,000,000 and $105,000,000 at such dates, respectively. Subsequent to the merger of Tri-Magna into Medallion Financial Corp. on May 29, 1996 the Term Loan of $3,231,900 was paid in full. The $2,000,000 Short-Term Note was assumed by Medallion Financial Corp. and was converted into a $5,000,000 revolving credit agreement on December 1, 1996.

  As a result of the merger of Tri-Magna into Medallion Financial Corp., Medallion became a wholly-owned subsidiary of Medallion Financial Corp. On February 11, 1997 the SBA approved an amendment to the charters of Medallion and another wholly-owned subsidiary, Transportation Capital Corp. (TCC), converting these subsidiaries from SSBICs to SBICs. The conversion eliminates the restriction for Medallion and TCC to lend only to individuals as being socially or economically disadvantaged, or to small business concerns that are at least 50% owned by such persons, as defined in the SBIA, subject to certain restrictions.

  Effective January 1, 1997, Medallion Financial Corp. decided to merge all of the assets and liabilities of TCC into Medallion, subject to the approval of the SBA. This is expected to occur by the end of the second quarter of 1997.

(11) FAIR VALUE OF FINANCIAL INSTRUMENTS

  SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether assets, liabilities or off-balance sheet commitments, if practicable. The following methods and assumptions were used to estimate the fair value of each class of financial instruments. Fair value estimates which were derived from broker quotes cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

                    TRI-MAGNA CORPORATION AND SUBSIDIARIES

                                 MAY 29, 1996

  In addition, SFAS 107 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  Investments--As described in Note 2, the carrying amount of investments is the estimated fair value of such investments.

  Notes payable to banks and demand notes--Due to the short-term nature of these instruments, the carrying amount approximates fair value.

  Commitments to Extend Credit--The fair value of commitments to extend credit is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and present creditworthiness of the counterparties. For fixed rate loan commitments, fair value also includes a consideration of the difference between the current levels of interest rates and the committed rates. At May 29, 1996, the estimated fair value of these off-balance sheet instruments was not material.

  Interest Rate Cap Agreements--The fair value is estimated based on market prices or dealer quotes. At May 29, 1996, estimated fair value of these off-balance sheet instruments was not material.

                              DECEMBER 31, 1995             MAY 29, 1996
                         --------------------------- ---------------------------
                         CARRYING AMOUNT FAIR VALUE  CARRYING AMOUNT FAIR VALUE
                         --------------- ----------- --------------- -----------
Financial assets:
Investments.............   $96,046,416   $96,046,416   $95,621,617   $95,621,617
Financial liabilities:
Notes payable to banks
 and demand notes.......   $80,294,900   $80,294,900   $79,394,900   $79,394,900

                             TRI-MAGNA CORPORATION

                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                                  MAY 29, 1996

                NUMBER                    BALANCE                   INTEREST
               OF LOANS                 OUTSTANDING                   RATE
               --------                 -----------                -----------
                    2                   $    92,529                 5.00%-7.00%
                   16                     3,625,886                       8.00
                    3                       287,797                       8.25
                   18                     2,783,824                       8.50
                   10                       901,136                       8.63
                   12                       981,255                       8.75
                   55                     6,751,204                       9.00
                   99                     8,133,949                       9.25
                  122                    14,125,122                       9.50
                    2                       114,819                       9.63
                   32                     3,825,894                       9.75
                  119                    10,989,259                      10.00
                   30                     3,236,713                      10.25
                   40                     3,994,604                      10.50
                   29                     2,628,392                      10.75
                    1                        59,382                      10.90
                   43                     3,983,410                      11.00
                    6                       356,496                11.25-11.50
                    2                       146,961                      11.75
                   53                     3,878,890                      12.00
                    7                       448,314                      12.50
                    3                       369,083                12.75-12.95
                   99                     5,177,644                      13.00
                    2                       372,799                      13.25
                   22                     1,165,954                      13.50
                    3                        46,411                13.75-13.87
                   97                     4,612,518                      14.00
                    4                       105,443                14.05-14.30
                   19                     1,163,039                      14.50
                    7                       213,388                14.75-14.84
                  224                     9,955,553                      15.00
                    8                       687,574                      15.20
                    7                       208,929                      15.25
                    5                        88,044                      15.50
                    1                       100,239                      15.75
                   11                       325,999                      16.00
                    5                       193,989                16.50-18.00
                    2                        74,737                      19.00
                -----                   -----------
Total:          1,220                   $96,207,179                      10.92%
                =====
Plus: Loan Origination Costs,
 Net.............................           324,438
                                        -----------
  Total Investments at Cost......       $96,531,617
Less: Unrealized depreciation on
 investments.....................          (910,000)
                                        -----------
  Total Investments at directors'
   valuation.....................       $95,621,617
                                        ===========

                     TRI-MAGNA CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                NUMBER                BALANCE                   INTEREST
               OF LOANS             OUTSTANDING                   RATE
               --------             -----------                 --------
                    2               $   101,632                  5.00-7.00%
                   18                 3,715,031                       8.00
                    3                   298,833                       8.25
                   21                 3,279,235                       8.50
                    9                 1,331,792                       8.75
                   56                 8,152,656                       9.00
                   70                 7,111,900                       9.25
                  116                13,814,980                       9.50
                    2                   120,696                       9.63
                   24                 2,677,911                       9.75
                  150                12,175,743                      10.00
                   33                 3,207,015                      10.25
                    1                   130,055                      10.38
                   41                 4,181,332                      10.50
                   31                 2,959,616                      10.75
                    1                    65,064                      10.90
                   41                 3,930,343                      11.00
                    9                   614,874                11.25-11.75
                   58                 4,260,742                      12.00
                    9                   490,107                      12.50
                    4                   406,362                12.75-12.95
                   96                 5,426,944                      13.00
                    3                   630,453                      13.25
                   20                 1,114,053                      13.50
                    3                    60,526                13.75-13.87
                   86                 4,316,872                      14.00
                    1                    41,995                      14.05
                    1                    47,046                      14.20
                    1                     8,181                      14.25
                    1                    16,166                      14.30
                   15                 1,000,341                      14.50
                    7                   227,427                14.75-14.84
                  206                 9,123,581                      15.00
                    8                   723,762                      15.20
                    8                   250,164                      15.25
                    7                   134,764                      15.50
                    2                   101,658                15.63-15.75
                    8                   289,662                      16.00
                    6                   123,502                16.25-18.00
                -----               -----------
Total:          1,178               $96,663,016                      10.88%
                =====
Plus: Loan Origination Costs,
 Net.............................       293,400
                                    -----------
  Total Investments at Cost......    96,956,416
Less: Unrealized depreciation on
 investments.....................      (910,000)
                                    -----------
  Total Investments at directors'
   valuation.....................   $96,046,416
                                    ===========

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
Edwards Capital Company:

  We have audited the accompanying balance sheet of Edwards Capital Company (a New York limited partnership), including the schedule of loans as of May 29, 1996 and December 31, 1995, and the related statements of operations, changes in partners' capital and cash flows for the five month period ended May 29, 1996 and the year ended December 31, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As explained in Note 1, the financial statements include finance receivables valued at $44,490,149 (97% of total assets) as of May 29, 1996 and at $43,778,791 (97% of total assets) as of December 31, 1995, the values of which have been estimated by the General Partner in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the loans existed, and the differences could be material.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edwards Capital Company as of May 29, 1996 and December 31, 1995 and, the results of its operations and its cash flows for the five month period ended May 29, 1996 and year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                          /s/ Arthur Andersen LLP

Boston, Massachusetts
March 26, 1997

                         INDEPENDENT AUDITORS' REPORT

To the Partners of
Edwards Capital Company:

  We have audited the accompanying statement of income of Edwards Capital Company (a limited partnership) and the related statements of changes in partners' capital and cash flows for the year ended December 31, 1994. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Edwards Capital Company for the year ended December 31, 1994, in conformity with generally accepted accounting principles.

                                          /s/  Friedman, Alpren & Green LLP

New York, New York
January 28, 1995

                            EDWARDS CAPITAL COMPANY
                            (A LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                                      DECEMBER 31,   MAY 29,
                                                          1995        1996
                                                      ------------ -----------
ASSETS
Cash................................................. $   115,571  $   437,886
Finance Receivables:
 Medallions..........................................  43,177,063   43,920,609
 Other, less allowance for doubtful accounts of
  $20,000 in 1995 and 1996...........................     601,728      569,540
Accrued Interest Receivable..........................     396,000      406,817
Deferred Financing Costs, net of accumulated
 amortization of $176,967 in 1995 and $200,650 in
 1996................................................     353,683      330,000
Property and Equipment, at cost, net of accumulated
 depreciation and amortization of $133,937 in 1995
 and $140,407 in 1996................................      66,826       60,356
Prepaid Expenses and Other Assets....................     373,116      275,681
                                                      -----------  -----------
Total Assets......................................... $45,083,987  $46,000,889
                                                      ===========  ===========
LIABILITIES AND PARTNERS' CAPITAL
Bank Loans Payable................................... $ 9,850,000  $10,100,000
Subordinated Debentures Payable......................  24,950,000   24,950,000
Accounts Payable and Accrued Expenses................   1,167,156    1,843,743
                                                      -----------  -----------
                                                       35,967,156   36,893,743
Partners' Capital....................................   9,116,831    9,107,146
                                                      -----------  -----------
Total Liabilities and Partners' Capital.............. $45,083,987  $46,000,889
                                                      ===========  ===========


   The accompanying notes are an integral part of these financial statements.

                            EDWARDS CAPITAL COMPANY
                            (A LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS

                                        YEARS ENDED DECEMBER 31,   PERIOD ENDED
                                        --------------------------   MAY 29,
                                            1994          1995         1996
                                        ------------  ------------ ------------
Revenues:
 Interest from finance receivables....    $4,334,100  $  4,316,669  $1,727,102
 Other income.........................       619,716       443,190     129,101
                                        ------------  ------------  ----------
  Total Revenues......................     4,953,816     4,759,859   1,856,203
                                        ------------  ------------  ----------
Operating Expenses:
 Interest on subordinated debentures..     2,136,807     1,993,075     818,707
 Interest on bank loans...............       627,700       754,404     279,148
 Salaries.............................       351,715       354,041     123,244
 Employee benefits....................        35,280        33,236      14,572
 Payroll and other taxes..............        28,576        28,266      14,467
 Professional fees....................       393,513       204,071      41,437
 Legal fees related to the sale of
  assets..............................       --            --          350,000
 Rent.................................        39,996        39,996      16,342
 Office expense.......................        45,082        42,762      15,204
 Computer expense.....................        48,859        44,642      14,903
 Telephone............................         9,963         9,685       3,860
 Entertainment........................        17,378         9,901       2,205
 Amortization of deferred financing
  costs...............................        79,118        53,460      23,683
 Processing and collection services...        57,950        42,448      28,689
 Depreciation and amortization........        22,586        18,292       6,470
 New York City unincorporated business
  tax.................................        21,289        40,111      15,610
 Reduction in allowance for doubtful
  radio loans.........................       (23,415)      --           --
 Sundry...............................         1,511         4,496       5,847
                                        ------------  ------------  ----------
  Total Operating Expenses............     3,893,908     3,672,886   1,774,388
                                        ------------  ------------  ----------
 Income Before Extraordinary Charge...     1,059,908     1,086,973      81,815
Extraordinary Charge--Premium on
 Prepayment of Subordinated Debentures
 .....................................       526,287       --           --
                                        ------------  ------------  ----------
  Net Income..........................  $    533,621  $  1,086,973  $   81,815
                                        ============  ============  ==========


   The accompanying notes are an integral part of these financial statements.

                            EDWARDS CAPITAL COMPANY
                            (A LIMITED PARTNERSHIP)

                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

                                         YEARS ENDED DECEMBER 31,   PERIOD ENDED
                                         --------------------------   MAY 29,
                                             1994         1995          1996
                                         ------------  ------------ ------------
Cumulative Capital Contributions........ $  7,200,000  $ 7,200,000   $7,200,000
                                         ============  ===========   ==========
SBA Permanent Capital................... $  8,400,000  $ 8,400,000   $8,400,000
                                         ============  ===========   ==========
Balance, Beginning of Period............ $  9,550,947  $ 8,576,068   $9,116,831
  Net income............................      533,621    1,086,973       81,815
  Distributions--
    General Partner.....................      (16,000)     --            --
    Limited Partners....................   (1,492,500)    (546,210)     (91,500)
                                         ------------  -----------   ----------
Balance, end of period.................. $  8,576,068  $ 9,116,831   $9,107,146
                                         ============  ===========   ==========


   The accompanying notes are an integral part of these financial statements.

                            EDWARDS CAPITAL COMPANY
                            (A LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS

                                        YEARS ENDED DECEMBER 31,   PERIOD ENDED
                                        -------------------------    MAY 29,
                                            1994         1995          1996
                                        ------------  -----------  ------------
Cash flows from operating activities:
 Net income............................ $    533,621  $ 1,086,973  $    81,815
 Adjustments to reconcile net income to
  net cash provided by operating
  activities--
  Extraordinary charge.................      526,287      --            --
  Amortization of deferred financing
   costs...............................       79,118       53,460       23,683
  Depreciation and amortization........       22,586       18,292        6,470
  Reduction in allowance for doubtful
   radio loans.........................      (23,415)     --            --
  Changes in assets and liabilities--
   Accrued interest receivable.........         (339)     (67,000)     (10,817)
   Prepaid expenses and other assets...       91,806     (247,648)      97,435
   Accounts payable and accrued
    expenses...........................      (21,710)     118,697      676,587
   Deferred income.....................       (5,332)     --            --
                                        ------------  -----------  -----------
    Net cash provided by operating
     activities........................    1,202,622      962,774      875,173
Cash flows from investing activities:
 Origination of new finance
  receivables..........................  (15,573,645)  (8,348,655)  (2,764,191)
 Repayments of finance receivables.....   16,228,136    8,036,706    2,052,833
 Collection of notes receivable........      272,546      --            --
 Purchase of property and equipment....       (5,041)      (9,769)      --
                                        ------------  -----------  -----------
    Net cash (used in) provided by
     investing activities..............      921,996     (321,718)    (711,358)
Cash flows from financing activities:
 Premium on prepayment of subordinated
  debentures...........................     (526,287)     --            --
 Proceeds from bank loans..............   22,425,000   11,925,000    5,900,000
 Principal payments of bank loans......  (22,325,000) (12,075,000)  (5,650,000)
 Deferred financing costs..............     (254,625)     --            --
 Distributions to partners--
  General partner......................      (16,000)     --            --
  Limited partners.....................   (1,492,500)    (546,210)     (91,500)
                                        ------------  -----------  -----------
    Net cash (used in) provided by
     financing activities..............   (2,189,412)    (696,210)     158,500
                                        ------------  -----------  -----------
Net increase (decrease) in cash........      (64,794)     (55,154)     322,315
Cash, beginning of period..............      235,519      170,725      115,571
                                        ------------  -----------  -----------
Cash, end of period.................... $    170,725  $   115,571  $   437,886
                                        ============  ===========  ===========
Supplemental disclosure of cash flow
 information:
 Interest paid......................... $  2,885,512  $ 2,699,890  $   974,982
                                        ============  ===========  ===========
 New York City unincorporated business
  tax.................................. $     27,939  $    14,058  $    15,448
                                        ============  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                            EDWARDS CAPITAL COMPANY
                            (A LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 MAY 29, 1996

(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization

  Edwards Capital Company (the Partnership) is organized under the laws of the State of New York as a Small Business Investment Company, subject to the rules and regulations of the Federal Small Business Administration (the SBA). The Partnership's principal activity is the financing of loans collateralized by New York City taxicab medallions.

  The Partnership has one General Partner and six classes of limited partners. Allocations of income or loss and cash distributions are based on formulas, as set forth in the Partnership Agreement. The formulas utilize the average prime rate for the year, net cash receipts, as defined, and the weighted average capital for each class of partner.

  On May 29, 1996, substantially all assets and certain liabilities of the Partnership were acquired by Medallion Financial Corp., pursuant to an asset purchase agreement dated February 21, 1996, for a purchase price of $15,624,995.

  The balance sheet as of May 29, 1996 and statements of operations, changes in partners' capital and cash flows for the period ended May 29, 1996 included the accounts of the Partnership prior to the consummation of the sale to Medallion Financial Corp. on May 29, 1996.

 Use of Estimates in the Preparation of Financial Statements

  The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Finance Receivables and the Allowance for Doubtful Accounts

  Finance receivables, net of participation sold to others and an allowance for doubtful accounts, are stated at fair value. The fair value of such loans is determined in good faith by the General Partner. The allowance for doubtful accounts is maintained at a level that, in the General Partner's judgment, is adequate to absorb losses inherent to the portfolio.

  Finance receivables collateralized by New York City taxicab medallions are considered fully collectible, as the value of the collateral is deemed sufficient to assure full collection in the event of foreclosure. At December 31, 1995 and May 29, 1996, there is an allowance for doubtful accounts on receivables collateralized by radio rights, as the value of the collateral on certain loans is deemed insufficient.

  The allowance is reviewed and adjusted periodically by the General Partner on the basis of available information, including the fair value of the underlying collateral; individual credit risks; past loss experience; the volume, composition and growth of the portfolio; and current and projected financial and economic conditions.

  Interest is continued to be recognized as income on all finance receivables that are past due, as to principal and interest, when the value of the underlying collateral is deemed sufficient to assure full collection of the principal and associated interest in the event of foreclosure. At December 31, 1995 and May 29, 1996, the value of the underlying collateral on finance receivables was deemed adequate.

                            EDWARDS CAPITAL COMPANY
                            (A LIMITED PARTNERSHIP)

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                 MAY 29, 1996

  The principal amount of loans serviced for others at December 31, 1995 and May 29, 1996, amounted to approximately $30,995,006 and $ 34,084,479, respectively.

 Deferred Financing Costs

  Costs incurred in connection with obtaining subordinated debenture financing have been deferred and are being amortized on the effective interest rate method over the terms of the loans.

 Property and Equipment

  Property and equipment is recorded at cost. Depreciation is computed on an accelerated method over the estimated useful lives of the assets. Leasehold improvements are amortized over the estimated useful life of the asset or, if less, the life of the lease.

 Origination Fees

  Origination fees (included in other income) for loans are deferred and amortized on a straight-line basis over the terms of the loans. At December 31, 1995, loan origination fees were fully amortized.

 Income Taxes

  The Partnership is not a taxpaying entity for income tax purposes, and accordingly, no provision has been made for income taxes. The partners' allocable shares of the Partnership's taxable income or loss are reportable on their income tax returns. A provision is made for New York City unincorporated business tax.

 Reclassifications

  Certain reclassifications have been made to the prior year financial statements to conform to the current year's presentation.

(2) FINANCE RECEIVABLES

  Finance receivables are interest-bearing loans that are secured by mortgages collateralized by New York City taxicab medallion rights, taxicabs or radio group rights, and the personal guarantees of individuals or stockholders of corporate borrowers.

  Maximum original terms of finance receivables at December 31, 1995 and May 29, 1996 are as follows:

                              (ROUNDED TO 000'S)

                                                        DECEMBER 31,   MAY 29,
                                                            1995        1996
                                                        ------------ -----------
     60 months......................................... $42,307,000  $39,961,000
     84 months.........................................   1,027,000      754,000
     120 months........................................     465,000    3,795,000
                                                        -----------  -----------
                                                        $43,799,000  $44,510,000
                                                        ===========  ===========

                            EDWARDS CAPITAL COMPANY
                            (A LIMITED PARTNERSHIP)

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                 MAY 29, 1996

  Contractual maturities of finance receivables at December 31, 1995 and May 29, 1996 are approximately as follows:

                                                        DECEMBER 31,   MAY 29,
                                                            1995        1996
                                                        ------------ -----------
     1996.............................................. $ 2,623,000  $   374,000
     1997..............................................   4,482,000      993,000
     1998..............................................   7,046,000    3,098,000
     1999..............................................  15,329,000   13,582,000
     2000..............................................  11,450,000   14,591,000
     Thereafter........................................   2,869,000   11,872,000
                                                        -----------  -----------
                                                        $43,799,000  $44,510,000
                                                        ===========  ===========

  Actual maturities may differ, as loans are often paid in advance of their maturities, and loans with participation sold to others contain subordinate prepayment provisions. During the year ended December 31, 1995 and the period ended May 29, 1996, the collections of loans and prepayments totaled approximately $8,037,000 and $2,053,000, respectively.

(3) PROPERTY AND EQUIPMENT

  Property and equipment consist of the following at December 31, 1995 and May 29, 1996:

                                                          DECEMBER 31, MAY 29,
                                                              1995       1996
                                                          ------------ --------
     Furniture and Equipment.............................   $162,700   $162,700
     Leasehold Improvements..............................     38,063     38,063
                                                            --------   --------
                                                             200,763    200,763
     Less -- Accumulated Depreciation and Amortization...    133,937    140,407
                                                            --------   --------
                                                            $ 66,826   $ 60,356
                                                            ========   ========

(4) BANK LOANS PAYABLE

  The Partnership has lines of credit with four banks totaling $12,500,000, of which $9,850,000 and $10,100,000 were drawn upon at December 31, 1995 and May 29, 1996, respectively. Interest is charged at the borrower's option, at either the lender's prime rate or at a rate based on the adjusted London Inter-bank Offered Rate (LIBOR). Under an agreement with the SBA, Edwards was restricted from borrowing more than $11.5 million in bank debt without the prior approval of the SBA.

  The average amount of borrowings for the year ended December 31, 1995 and for the period ended May 29, 1996 was $9,585,000 and $ 9,997,000, respectively.

  The loans are secured by all of the Partnership's assets. Under an inter-creditor agreement, all banks share in the collateral. In addition, all bank indebtedness is senior to SBA-guaranteed indebtedness pursuant to SBA rules and regulations.

                            EDWARDS CAPITAL COMPANY
                            (A LIMITED PARTNERSHIP)

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                 MAY 29, 1996

(5) SUBORDINATED DEBENTURES PAYABLE

  Outstanding subordinated debentures, which are guaranteed by the SBA, are as follows at December 31, 1995 and May 29, 1996:

                                                            INTEREST
       DUE DATE                                               RATE     AMOUNT
       --------                                             -------- -----------
     September 1, 1996.....................................   8.75%  $ 1,200,000
     April 1, 1997.........................................   8.95     1,500,000
     June 1, 1998..........................................   9.80     3,000,000
     September 1, 2002.....................................   7.15     3,500,000
     September 1, 2002.....................................   7.15     6,050,000
     June 1, 2004..........................................   7.80     4,600,000
     September 1, 2004.....................................   8.20     5,100,000
                                                                     -----------
                                                                     $24,950,000
                                                                     ===========

(6) RELATED PARTY TRANSACTIONS

  The law firm of Herrick, Feinstein LLP provides legal services to the Partnership and subleases office space to it under a lease that commenced on June 1, 1992 and expires on April 30, 1997. The lease requires minimum annual rental payments of $40,000 and additional rentals based on increases in real estate taxes and operating expenses over base period amounts. It is cancelable by the firm upon giving 60 days' notice. Certain principals of the firm are limited partners of the Partnership and are shareholders of the corporate General Partner of the Partnership.

  Rent expense and legal fees paid and accrued to Herrick, Feinstein LLP for the years ended December 31, 1994, 1995 and period ended May 29, 1996 are as follows:

                                          YEARS ENDED DECEMBER 31,  PERIOD ENDED
                                          -------------------------   MAY 29,
                                              1994         1995        1996,
                                          ------------ ------------ ------------
     Rent expense........................ $     39,996 $     39,996   $16,342
     Legal fees..........................      288,985       92,501     9,926
                                          ------------ ------------   -------
                                          $    328,981 $    132,497   $26,268
                                          ============ ============   =======

  During the year ended December 31, 1995 and the period ended May 29, 1996, legal fees of $225,000 and $125,000, respectively were incurred and accrued to Herrick, Feinstein in connection with the sale of assets by the Partnership to Medallion Financial Corp. These costs were charged to operations on May 29, 1996.

(7) COMMITMENTS AND CONTINGENCIES

  In the ordinary course of business, there are outstanding commitments and contingent liabilities that are not reflected in the financial statements.

  At December 31, 1995 and May 29, 1996, the Partnership had an operating lease for office space which expires on April 30, 1997 (Note 6).

                            EDWARDS CAPITAL COMPANY
                            (A LIMITED PARTNERSHIP)

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                 MAY 29, 1996

  There are lawsuits pending against the Partnership in the normal course of business. Based on its review of current litigation and discussions with legal counsel, management does not expect that the resolution of such matters will have a material adverse effect on the Partnership's financial condition or results of operations.

(8) FAIR VALUE OF FINANCIAL INSTRUMENTS

  SFAS No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about certain financial instruments, whether or not recognized on the balance sheet. In addition, SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not purport to represent and should not be considered representative of the underlying market or franchise value of the Partnership. The methods and assumptions used to estimate the fair value of each class of the financial instruments are described below:

    Finance Receivables--As described in Note 1, the carrying amount of finance receivables is the estimated fair value of such loans.

    Subordinated Debentures Payable to SBA--The fair value of the debentures payable to SBA is estimated based upon current market interest rates for similar debt.

    Banks Loans Payable--Due to the short-term nature of these instruments, the carrying amount approximates fair value.

  The carrying amounts and estimated fair values of the Partnership's financial instruments are as follows:

                                                           MAY 29, 1996
                                                    ---------------------------
                                                    CARRYING AMOUNT FAIR VALUE
                                                    --------------- -----------
     Financial assets
       Finance receivables.........................   $44,490,149   $44,490,149
     Financial liabilities
       Subordinated debentures payable.............    24,950,000    24,950,000
       Bank loans payable..........................    10,100,000    10,100,000

                            EDWARDS CAPITAL COMPANY
                            (A LIMITED PARTNERSHIP)

                  SCHEDULE OF LOANS TO SMALL BUSINESS CONCERNS
                                  MAY 29, 1996

  The distribution of loans at May 29, 1996 by rate of interest is as follows:

                              NUMBER                         BALANCE    INTEREST
                             OF LOANS                      OUTSTANDING    RATE
                             --------                      -----------  --------
                                 9                         $   532,000    7.70%
                                 5                             200,000    8.00
                                 2                             300,988    8.20
                                12                             800,000    8.25
                                13                             722,000    8.38
                                 6                             239,000    8.40
                                 5                             214,473    8.44
                                 4                             184,000    8.50
                                 4                             161,200    8.60
                                13                             375,000    8.70
                                15                             974,750    8.75
                                 9                             507,500    8.88
                                51                           3,485,039    9.00
                                 2                             239,768    9.13
                                15                           2,028,924    9.25
                                 2                             265,658    9.39
                                83                           8,876,722    9.60
                                 3                             789,656    9.63
                                62                           7,584,689    9.75
                                 3                             214,887    9.80
                                 1                              18,125    9.88
                                19                           2,602,540    9.90
                                50                           6,464,952   10.00
                                29                           3,636,894   10.25
                                 4                             476,062   10.38
                                 6                             618,236   10.50
                                 9                             736,561   11.00
                                 2                             185,620   11.25
                                 2                             295,394   11.50
                                 2                             144,062   11.75
                                 2                             363,586   12.00
                                 1                               2,033   12.50
                                 2                             117,611   13.25
                                 1                              36,910   13.50
                                 1                              58,196   13.55
                                 1                              12,966   14.00
                                 2                              44,147   15.00
                               ---                         -----------
                               452                         $44,510,149    9.58%
                               ===
        Less: Allowance for Doubtful Accounts on Radio
         Loans............................................     (20,000)
                                                           -----------
                                                           $44,490,149
                                                           ===========

                            EDWARDS CAPITAL COMPANY
                            (A LIMITED PARTNERSHIP)

                  SCHEDULE OF LOANS TO SMALL BUSINESS CONCERNS
                               DECEMBER 31, 1995

  The distribution of loans at December 31, 1995 by rate of interest is as follows:

                              NUMBER                         BALANCE    INTEREST
                             OF LOANS                      OUTSTANDING    RATE
                             --------                      -----------  --------
                                 1                         $   570,207    7.820%
                                17                           1,132,000    8.250
                                 6                             239,000    8.300
                                 8                             392,000    8.375
                                 7                             515,461    8.440
                                 4                             200,000    8.490
                                14                             475,750    8.500
                                 4                             161,200    8.600
                                 2                             368,000    8.750
                                 1                             605,265    8.780
                                 9                             507,500    8.875
                                49                           2,729,873    9.000
                                12                             746,361    9.125
                                15                           1,957,713    9.250
                                 2                             280,012    9.385
                                65                           6,982,190    9.500
                                 6                             447,920    9.600
                                 3                             793,091    9.625
                                52                           7,336,160    9.750
                                 2                             168,256    9.800
                                15                           1,858,397    9.900
                                49                           6,225,055   10.000
                                41                           5,241,320   10.250
                                 5                             600,951   10.375
                                10                             862,401   10.500
                                 2                             122,266   10.750
                                12                             862,662   11.000
                                 3                             191,531   11.250
                                 2                             297,291   11.500
                                 4                             256,300   11.750
                                 6                             373,899   12.000
                                 1                               4,110   12.500
                                 2                             125,942   13.250
                                 1                              36,910   13.500
                                 1                              58,196   13.550
                                 1                              14,831   14.000
                                 2                              11,874   14.500
                                 2                              46,896    15.000
                               ---                         -----------
                               438                         $43,798,791    9.695%
                               ===
        Less Allowance for
         Doubtful Accounts on Radio Loans.................     (20,000)
                                                           -----------
                                                           $43,778,791
                                                           ===========

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
Transportation Capital Corp.:

  We have audited the accompanying balance sheets of Transportation Capital Corp. (a New York corporation) as of December 31, 1995, and May 29, 1996, including the schedule of investments other than investments in affiliates and schedule of loans as of December 31, 1995 and May 29, 1996, the related statements of operations, changes in shareholders' equity and cash flows for the year ended December 31, 1995 and the five month period ended May 29, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As explained in Note 1, the financial statements include loans receivable valued at $9,154,139 (53% of total assets) as of December 31, 1995 and at $9,312,331 (56% of total assets) as of May 29, 1996, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the loans existed, and the differences could be material.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transportation Capital Corp. as of December 31, 1995 and May 29, 1996, and the results of its operations and its cash flows for the year ended December 31, 1995 and the five month period ended May 29, 1996, in conformity with generally accepted accounting principles.

                                          /s/ Arthur Andersen LLP

Boston, Massachusetts
March 26, 1997

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
Transportation Capital Corp.:

  We have audited the accompanying Statement of Operations of Transportation Capital Corp. (a New York corporation), and the related statements of shareholders' equity and cash flows for of the year ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the results of its operations and cash flows for Transportation Capital Corp. for the year ended December 31, 1994, in conformity with generally accepted accounting principles.

                                          /s/ Coopers & Lybrand LLP

New York, New York
October 24, 1995

                          TRANSPORTATION CAPITAL CORP.

                                 BALANCE SHEETS

                                                      DECEMBER 31,    MAY 29,
                                                          1995         1996
                                                      ------------  -----------
ASSETS
 Loans Receivable.................................... $ 9,796,728   $ 9,924,748
 Allowance for Loan Losses...........................    (642,589)     (612,417)
                                                      -----------   -----------
  Loans receivable, at fair value....................   9,154,139     9,312,331
 Cash and Cash Equivalents...........................   7,780,717     6,797,183
 Accrued Interest Receivable.........................     133,722       118,384
 Furniture, Fixtures and Leasehold Improvements, at
  cost, less accumulated depreciation $12,256 and
  $14,122............................................      16,253        14,387
 Other Assets........................................      72,877        62,394
 Deferred Income Taxes...............................     257,900       246,365
                                                      -----------   -----------
 Total Assets........................................ $17,415,608   $16,551,044
                                                      ===========   ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities:
  Debentures payable to the Small Business
   Administration.................................... $ 6,730,000   $ 5,640,000
  Accrued interest payable...........................      35,071       139,068
  Accrued dividend payable...........................      --           116,725
  Accrued expenses...................................     171,888       111,960
                                                      -----------   -----------
 Total Liabilities...................................   6,936,959     6,007,753
                                                      -----------   -----------
Commitments and Contingencies
Shareholders' Equity:
 3% Cumulative preferred stock, $1,000 par value--
  Authorized--9,000 shares
  Issued and outstanding--none.......................      --           --
 Common stock, $.125 par value--
  Authorized--5,000,000 shares
  Issued and outstanding--100 shares.................          13            13
 Additional paid-in capital..........................   7,749,456     7,749,456
 Restricted contributed capital surplus..............   2,199,166     2,199,166
 Accumulated undistributed net investment income.....   5,060,597     5,104,110
 Accumulated net realized loan losses................  (4,144,594)   (4,141,637)
 Net unrealized depreciation on loans................    (385,989)     (367,817)
                                                      -----------   -----------
 Total Shareholders' Equity..........................  10,478,649    10,543,291
                                                      -----------   -----------
 Total Liabilities and Shareholders' Equity.......... $17,415,608   $16,551,044
                                                      ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          TRANSPORTATION CAPITAL CORP.

                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED DECEMBER 31,   PERIOD ENDED
                                          ------------------------    MAY 29,
                                             1994         1995          1996
                                          -----------  -----------  ------------
Investment Income:
 Interest from small business concerns
  (net of interest to participants).....  $ 2,001,527  $ 1,411,116   $ 525,883
 Interest from treasury bills...........      215,353      425,318     156,243
                                          -----------  -----------   ---------
                                            2,216,880    1,836,434     682,126
                                          -----------  -----------   ---------
Expenses:
 Interest...............................      708,695      450,071     148,362
 Salaries...............................      246,874      227,343      79,899
 Legal and other professional fees......      356,162      350,178     131,226
 Rent expense...........................       58,046       23,999      10,865
 General and administrative.............       50,533      158,810      37,430
                                          -----------  -----------   ---------
                                            1,420,310    1,210,401     407,782
                                          -----------  -----------   ---------
Investment Income Before Income Taxes...      796,570      626,033     274,344
Income Tax Provision....................     (342,948)    (269,723)   (114,106)
                                          -----------  -----------   ---------
  Net Investment Income.................      453,622      356,310     160,238
                                          -----------  -----------   ---------
Realized Loan (Losses) Gains Before
 Income Taxes...........................     (144,058)     (50,055)      5,247
Income Tax Benefit (Provision)..........       59,748       22,399      (2,290)
                                          -----------  -----------   ---------
  Net Realized Loan (Losses) Gains......      (84,310)     (27,656)      2,957
                                          -----------  -----------   ---------
Change in Unrealized Depreciation on
 Loans Before Income Taxes..............      790,283      335,261      30,172
Deferred Income Tax Provision...........     (369,700)    (133,900)    (12,000)
                                          -----------  -----------   ---------
Net Change in Unrealized Depreciation on
 Loans..................................      420,583      201,361      18,172
                                          -----------  -----------   ---------
 Increase in Net Assets from
  Operations............................  $   789,895  $   530,015   $ 181,367
                                          ===========  ===========   =========


   The accompanying notes are an integral part of these financial statements.

                          TRANSPORTATION CAPITAL CORP.

                 STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                                                                                             ACCUMULATED
                        PREFERRED STOCK           COMMON STOCK                  RESTRICTED  UNDISTRIBUTED ACCUMULATED
                    ------------------------  ---------------------  ADDITIONAL CONTRIBUTED      NET          NET
                      SHARES                    SHARES                PAID-IN     CAPITAL    INVESTMENT    REALIZED
                    OUTSTANDING    AMOUNT     OUTSTANDING   AMOUNT    CAPITAL     SURPLUS      INCOME     LOAN LOSSES
                    -----------  -----------  -----------  --------  ---------- ----------- ------------- -----------
 Balance,
  December 31,
  1993...........    3,383 1/3   $ 3,383,333   2,486,804   $310,851  $6,250,529 $   --       $5,124,014   $(4,032,628)
 Merger of TCC
  Purchase Co....       --           --       (2,486,704)  (310,838)    314,760     --           --           --
 Net investment
  income.........       --           --           --          --         --         --          453,622       --
 Net realized
  loan losses....       --           --           --          --         --         --           --           (84,310)
 Net change in
  unrealized
  depreciation on
  loans..........       --           --           --          --         --         --           --           --
                    ----------   -----------  ----------   --------  ---------- ----------   ----------   -----------
 Balance,
  December 31,
  1994...........    3,383 1/3   $ 3,383,333         100   $     13  $6,565,289 $   --       $5,577,636   $(4,116,938)
 Net investment
  income.........       --           --           --          --         --         --          356,310       --
 Net realized
  loan losses....       --           --           --          --         --         --           --           (27,656)
 Net change in
  unrealized
  depreciation on
  loans..........       --           --           --          --         --         --           --           --
 Capital
  contribution...       --           --           --          --        310,818     --           --           --
 Capitalization
  of accumulated
  undistributed
  net investment
  income.........       --           --           --          --        873,349     --         (873,349)      --
 Repurchase of 3%
  preferred
  stock..........   (3,383 1/3)   (3,383,333)     --          --         --      2,199,166       --           --
                    ----------   -----------  ----------   --------  ---------- ----------   ----------   -----------
 Balance,
  December 31,
  1995...........       --       $   --              100   $     13  $7,749,456 $2,199,166   $5,060,597   $(4,144,594)
 Net investment
  income.........       --           --           --          --         --         --          160,238       --
 Net realized
  loan gains.....       --           --           --          --         --         --           --             2,957
 Preferred
  dividends
  declared.......                                                                              (116,725)      --
 Net change in
  unrealized
  depreciation on
  loans..........       --           --           --          --         --         --           --           --
                    ----------   -----------  ----------   --------  ---------- ----------   ----------   -----------
 Balance, May 29,
  1996...........       --       $   --              100   $     13  $7,749,456 $2,199,166   $5,104,110   $(4,141,637)
                    ==========   ===========  ==========   ========  ========== ==========   ==========   ===========
                        NET
                     UNREALIZED       TOTAL
                    DEPRECIATION  SHAREHOLDERS'
                      ON LOANS       EQUITY
                    ------------- -------------
 Balance,
  December 31,
  1993...........   $(1,007,933)   $10,028,166
 Merger of TCC
  Purchase Co....        --              3,922
 Net investment
  income.........        --            453,622
 Net realized
  loan losses....        --            (84,310)
 Net change in
  unrealized
  depreciation on
  loans..........       420,583        420,583
                    ------------- -------------
 Balance,
  December 31,
  1994...........   $  (587,350)   $10,821,983
 Net investment
  income.........        --            356,310
 Net realized
  loan losses....        --            (27,656)
 Net change in
  unrealized
  depreciation on
  loans..........       201,361        201,361
 Capital
  contribution...        --            310,818
 Capitalization
  of accumulated
  undistributed
  net investment
  income.........        --            --
 Repurchase of 3%
  preferred
  stock..........        --         (1,184,167)
                    ------------- -------------
 Balance,
  December 31,
  1995...........   $  (385,989)   $10,478,649
 Net investment
  income.........        --            160,238
 Net realized
  loan gains.....        --              2,957
 Preferred
  dividends
  declared.......        --           (116,725)
 Net change in
  unrealized
  depreciation on
  loans..........        18,172         18,172
                    ------------- -------------
 Balance, May 29,
  1996...........   $  (367,817)   $10,543,291
                    ============= =============


   The accompanying notes are an integral part of these financial statements.

                          TRANSPORTATION CAPITAL CORP.

                            STATEMENTS OF CASH FLOWS

                                                                   PERIOD ENDED
                                        YEAR ENDED DECEMBER 31,      MAY 29,
                                       --------------------------  ------------
                                           1994          1995          1996
                                       ------------  ------------  ------------
Cash Flows from Operating Activities:
 Increase in net assets from
  operations.......................... $    789,895  $    530,015  $   181,367
 Adjustments to reconcile increase in
  net assets from operations to net
  cash provided by (used for)
  operating activities --
  Change in unrealized depreciation on
   loans..............................     (790,283)     (335,261)     (30,172)
  Provision for deferred taxes........      549,800       138,300       11,535
  Depreciation and amortization.......       14,199        14,570        1,866
  Realized loan losses................      144,058        50,055       (5,247)
  Net change in --
   Accrued interest receivable........      141,191        14,216       15,338
   Other assets.......................     (102,185)      116,687       10,483
   Accrued interest payable...........     (148,943)      (38,317)     103,997
   Accrued expenses...................     (462,757)       46,377      (59,928)
                                       ------------  ------------  -----------
 Net cash provided by operating
  activities..........................      134,975       536,642      229,239
                                       ------------  ------------  -----------
Cash Flows from Investing Activities:
 Principal collected on loans.........   19,628,701    14,820,116    6,510,178
 Advances on loans....................  (12,682,418)  (13,697,563)  (6,632,951)
 Furniture, fixtures and office
  equipment...........................        3,500        (4,339)         --
                                       ------------  ------------  -----------
 Net cash provided by (used for)
  investing activities................    6,949,783     1,118,214     (122,773)
                                       ------------  ------------  -----------
Cash Flows from Financing Activities:
 Repurchase of preferred stock from
  SBA.................................          --     (1,184,167)         --
 Repayment of debentures payable to
  SBA.................................   (2,800,000)   (1,200,000)  (1,090,000)
 Capital contribution.................          --        310,818          --
 Merger of TCC Purchase Co............        3,922           --           --
                                       ------------  ------------  -----------
 Net cash used for financing
  activities..........................   (2,796,078)   (2,073,349)  (1,090,000)
                                       ------------  ------------  -----------
Net Increase (Decrease) in Cash and
 Cash Equivalents.....................    4,288,680      (418,493)    (983,534)
Cash and Cash Equivalents, Beginning
 of Period............................    3,910,530     8,199,210    7,780,717
                                       ------------  ------------  -----------
Cash and Cash Equivalents, End of
 Period............................... $  8,199,210  $  7,780,717  $ 6,797,183
                                       ============  ============  ===========
Supplemental Disclosure of Cash Flow
 Information:
 Cash paid during the period for --
  Interest............................ $    857,638  $    488,388  $    44,365
                                       ============  ============  ===========
  Net income tax payments............. $    132,852  $    205,322  $   152,260
                                       ============  ============  ===========

   The accompanying notes are an integral part of these financial statements.

                         TRANSPORTATION CAPITAL CORP.

                         NOTES TO FINANCIAL STATEMENTS
                                 MAY 29, 1996

(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization

  Transportation Capital Corp. (the Company), a New York corporation, was an indirect wholly owned subsidiary of Leucadia National Corporation (Leucadia) and is licensed by the Small Business Administration (SBA) to operate as a specialized small business investment company (SSBIC) under the Small Business Investment Act of 1958, as amended. Effective on May 29, 1996, the Company was acquired by Medallion Financial Corp. and registered as a closed-end management investment under the Investment Company Act of 1940, as amended (the 1940 Act). The balance sheet as of May 29, 1996 and statements of operations, changes in shareholders' equity and cash flows for the period ended May 29, 1996 included the accounts of the Company prior to the consummation of the acquisition by Medallion Financial Corp. on May 29, 1996.

 Use of Estimates in the Preparation of Financial Statements

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Loans and the Allowance for Loan Losses

  Loans, net of participation sold to other lenders and an allowance for possible losses, are stated at fair value. The fair value of such loans is determined in good faith by the Board of Directors. The allowance for loan losses is maintained at a level that, in the Board of Director's judgment, is adequate to absorb losses inherent in the portfolio.

  The allowance is reviewed and adjusted periodically by the Board of Directors on the basis of available information, including the fair value of the underlying collateral; individual credit risks; past loss experience; the volume, composition and growth of the portfolio; and current and projected economic conditions. Assets acquired in satisfaction of loans are carried at estimated net realizable value.

  A fully collateralized loan is placed on nonearning status once it becomes 180 days past due as to principal and interest. Loans that are not fully collateralized are placed on nonearning status when they are 90 days past due as to principal or interest. Interest on nonearning loans is recognized as income when collected.

 Realized Loan Losses

  Realized loan losses consist of write-offs of loans or assets acquired in satisfaction of loans, net of recoveries.

 Unrealized Depreciation on Loans

  All unrealized changes in the value of loans, including the provision for losses, are included in the caption net change in unrealized depreciation on loans, which is net of income tax effect. Net unrealized depreciation on loans at December 31, 1995 and May 29, 1996 is net of deferred income taxes of $256,600 and $244,600, respectively.

                         TRANSPORTATION CAPITAL CORP.

                                 MAY 29, 1996
 Depreciation and Amortization

  Depreciation and amortization of furniture, fixtures, office equipment and leasehold improvements is computed using straight-line and accelerated methods at rates adequate to allocate the cost of applicable assets over their estimated useful lives or, if less, the term of the lease. Depreciation and amortization amounted to $4,296, $3,925 and $1,866 for the years ended December 31, 1995 and 1994 and period ended May 29, 1996, respectively.

 Income Taxes

  For the period ended May 29, 1996, the Company's results of operations was reported in the consolidated federal income tax return filed by Leucadia. The Company and Leucadia were operating under a tax sharing agreement pursuant to which the Company made payments to (or receives payments from) Leucadia consisting of the tax liability that the Company would incur if it filed a separate federal income tax return.

  The Company provided for income taxes using the liability method under Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. Under the liability method, deferred income taxes are provided at the statutory rates for differences between the tax and accounting bases of substantially all assets and liabilities and for carryforwards. A valuation allowance is provided if deferred tax assets are not considered more likely than not to be realized.

 Cash and Cash Equivalents

  Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash, cash equivalents and loan receivables.

  The Company considers short-term instruments with original maturities of three months or less, measured from their acquisition date, to be cash equivalents. Cash and cash equivalents consist of cash in banks and U.S. Treasury bills at market value.

 Noncash Investing Activities

  During the years ended 1995 and 1994 and period ended May 29, 1996, the Company refinanced loans amounting to $740,826, $1,041,933 and $1,696,715, respectively.

(2) LOANS RECEIVABLE

  Nonearning and reduced rate loans outstanding were approximately $88,200 and $86,800 at December 31, 1995 and May 29, 1996, respectively. At December 31, 1995 and May 29, 1996, there were no commitments to loan additional funds to borrowers whose loans were classified as nonearning or reduced rate.

  Transactions in the allowance for loan losses are summarized as follows:

                                                 YEAR ENDED
                                                DECEMBER 31,       PERIOD ENDED
                                            ---------------------    MAY 29,
                                               1994       1995         1996
                                            ----------  ---------  ------------
   Balance, beginning...................... $1,768,133  $ 977,850    $642,589
   Charge-offs.............................   (176,975)   (61,672)      --
   Recoveries..............................     32,917     11,617       5,247
   Interest income deferred (received).....   (289,430)    --           --
   Reduction in allowance..................   (356,795)  (285,206)    (35,419)
                                            ----------  ---------    --------
   Balance, ending......................... $  977,850  $ 642,589    $612,417
                                            ==========  =========    ========

                         TRANSPORTATION CAPITAL CORP.

                                 MAY 29, 1996

(3) DEBENTURES PAYABLE TO THE SMALL BUSINESS ADMINISTRATION

  Debentures payable to the SBA at December 31, 1995 and May 29, 1996 consisted of subordinated debentures with the following maturities and interest rates (interest is payable semi-annually):

             PRINCIPAL AMOUNT AT
         -------------------------------
         DECEMBER 31,         MAY 29,
             1995               1996              DUE DATE            INTEREST RATE
         ------------        ----------           --------           ----------------
          $1,090,000         $   --               05/07/96           7.375% per annum
           5,640,000          5,640,000           06/01/02           5.000% per annum
          ----------         ----------                              through 5/31/97,
                                                                        8% thereafter
          $6,730,000         $5,640,000
         ==========          ==========

  Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its capital stock, make any distributions to its shareholders other than dividends out of accumulated undistributed net investment income (as computed in accordance with SBA regulations) or increase salaries under certain conditions without the prior written approval of the SBA.

(4) SHAREHOLDERS' EQUITY

  The Company had an Employee Incentive Stock Option Plan (the Plan), that expired on February 18, 1996.

  On August 14, 1995, the Company repurchased and retired all of its 3% preferred stock owned by the SBA at a discount of 65% under an SBA 3% preferred stock repurchase agreement dated March 22, 1995. The purchase price of the preferred stock was $1,184,167. The funds paid to the SBA were obtained from a $310,818 capital contribution from the Company's sole shareholder, LNC Investments, Inc., and a $873,349 capitalization of accumulated undistributed net investment income, in accordance with Appendix I to Part 107 of the SBA rules and regulations. As a result, the accumulated undistributed net investment income was reduced, and the additional paid-in capital was increased by $873,349; the net effect was the same as if the Company had made a distribution to its shareholders, who then reinvested the same amount in the Company.

  The amount of the discount was recorded as an increase in capital in an account separate from additional paid-in capital, as restricted contributed capital surplus account. Under the repurchase agreement, the SBA retains a liquidating interest in the amount of the discount on the repurchase, which expires on a straight-line basis over five years or on a later date if an event of default, as defined in the repurchase agreement, has occurred and such default has not been cured or waived. Upon the occurrence of any event of default, the SBA's liquidating interest will become fixed at the level immediately preceding the event of default and will not amortize further until the default is cured or waived.

  While the liquidating interest expires over a five-year period, the balance in the restricted contributed capital surplus account remains unchanged in accordance with the SBA requirements. The SBA requires this treatment because the additional equity obtained as a result of the repurchase transaction is subject to certain restrictions that remain even after the liquidating interest has been eliminated.

  In the event of the Company's liquidation, the unexpired portion of the liquidating interest becomes immediately payable to the SBA. In addition, the SBA retains a residual interest in the preferred dividends in arrears at March 22, 1995 in the amount of $152,250, which also expires on a straight-line basis over five years.

                         TRANSPORTATION CAPITAL CORP.

                                 MAY 29, 1996

  On May 29, 1996, all of the outstanding shares of capital stock of the Company was acquired by Medallion Financial Corp. (Medallion Financial) pursuant to the stock purchase agreement dated February 12, 1996, for a purchase price of approximately $10,546,000. The acquisition of the Company by Medallion Financial was approved by the SBA. Under the terms of the preferred stock repurchase agreement with the SBA, the change in ownership of the Company resulted in the unexpired portion of the preferred dividends becoming payable to the SBA in the amount of $116,725.

  At December 31, 1995 and May 29, 1996, the unamortized amount of the SBA's liquidating interest in the restricted contributed capital surplus was $1,869,291 and $1,686,028, respectively.

  There are 9,000 shares of redeemable preferred stock authorized, of which none has been issued. Such shares, which may be issued only to the SBA, would have a par value of $1,000 per share, bear cumulative annual dividends of 4% and would be required to be redeemed 15 years after issuance.

(5) INCOME TAXES

  The provisions (benefits) for income taxes are as follows:

                                                 YEAR ENDED
                                                DECEMBER 31,      PERIOD ENDED
                                              ------------------    MAY 29,
                                                1994      1995        1996
                                              --------  --------  ------------
Net investment income --
 Current --
  Federal.................................... $110,233  $181,347    $ 83,029
  State......................................   52,615    83,976      31,577
                                              --------  --------    --------
                                              $162,848  $265,323    $114,606
                                              --------  --------    --------
 Deferred --
  Federal.................................... $142,500     3,400        (400)
  State......................................   37,600     1,000        (100)
                                              --------  --------    --------
                                               180,100     4,400        (500)
                                              --------  --------    --------
                                              $342,948  $269,723    $114,106
                                              ========  ========    ========
Net realized loan (losses) gains --
 Current --
  Federal.................................... $(43,433) $(14,247)   $  1,431
  State......................................  (16,315)   (8,152)        859
                                              --------  --------    --------
                                              $(59,748) $(22,399)   $  2,290
                                              ========  ========    ========
Net change in unrealized depreciation on
 loans --
 Deferred --
  Federal.................................... $298,600  $103,700    $  9,300
  State......................................   71,100    30,200       2,700
                                              --------  --------    --------
                                              $369,700  $133,900    $ 12,000
                                              ========  ========    ========

                         TRANSPORTATION CAPITAL CORP.

                                 MAY 29, 1996
  The following is a reconciliation of income taxes at the expected statutory federal income tax to the actual income tax provision (benefit):

                                                    YEAR ENDED
                                                   DECEMBER 31,    PERIOD ENDED
                                                 -----------------   MAY 29,
                                                   1994     1995       1996
                                                 -------- -------- ------------
Net investment income --
 Expected federal income tax.................... $270,834 $212,851   $ 93,277
 State income taxes, net of federal income tax
  benefit.......................................   59,542   56,084     21,913
 Other..........................................   12,572      788     (1,084)
                                                 -------- --------   --------
                                                 $342,948 $269,723   $114,106
                                                 ======== ========   ========

                                                   YEAR ENDED
                                                  DECEMBER 31,      PERIOD ENDED
                                                ------------------    MAY 29,
                                                  1994      1995        1996
                                                --------  --------  ------------
Net realized loan (losses)gains --
 Expected federal income tax..................  $(48,980) $(17,019)   $ 1,784
 State income taxes, net of federal income tax
  benefit.....................................   (10,768)   (5,380)       567
 Other........................................     --        --           (61)
                                                --------  --------    -------
                                                $(59,748) $(22,399)   $ 2,290
                                                ========  ========    =======
Net change in unrealized depreciation on loans
 --
 Expected federal income tax..................  $268,696  $113,989    $10,258
 State income taxes, net of federal income tax
  benefit.....................................    46,926    19,932      1,792
 Other........................................    54,078       (21)       (50)
                                                --------  --------    -------
                                                $369,700  $133,900    $12,000
                                                ========  ========    =======

  The principal components of the deferred tax asset at December 31, 1995 and May 29, 1996 are as follows:

                              DECEMBER 31, 1995              MAY 29, 1996
                          ---------------------------  ---------------------------
                          FEDERAL    STATE    TOTAL    FEDERAL    STATE    TOTAL
                          --------  -------  --------  --------  -------  --------
Allowance for loan loss-
 es.....................  $198,800  $57,800  $256,600  $189,480  $55,120  $244,600
Interest................     2,300      600     2,900     2,450      710     3,160
Depreciation............    (1,300)    (300)   (1,600)   (1,080)    (315)   (1,395)
                          --------  -------  --------  --------  -------  --------
                          $199,800  $58,100  $257,900  $190,850  $55,515  $246,365
                          ========  =======  ========  ========  =======  ========

  The Company believes it is more likely than not that the recorded deferred tax asset will be realized; such realization is expected to result principally from taxable income generated by profitable operations.

(6) TRANSACTIONS WITH AFFILIATES

  In May 1994, the Company entered into a one-year management agreement with a subsidiary of Leucadia pursuant to which the subsidiary agreed to perform certain general, administrative and accounting functions for an annual fee of $180,000 with subsequent annual increases to be determined according to increases in the consumer price index. This agreement continued in full force and effect after the initial one-year term upon approval on an annual basis by the Company's Board of Directors. This agreement was terminated by both parties, without payment of any penalty, on May 29, 1996.

                         TRANSPORTATION CAPITAL CORP.

                                 MAY 29, 1996
  Amounts charged to results of operations under this arrangement were $182,815 and $180,000 during the years ended December 31, 1995 and 1994 and $76,760 during the period ended May 29, 1996.

(7) DIRECTORS' AND OFFICERS' COMPENSATION

  Directors' Compensation amounted to $3,000, $6,900, and $1,300 and Officers' compensation amounted to $182,709, $159,466 and $58,170, during the years ended December 31, 1995 and 1994 and period ended May 29, 1996, respectively.

(8) PENSION PLAN

  The Company provided pension benefits to its employees through Leucadia's defined benefit pension plan, as a result of the merger of the Company's defined benefit plan into Leucadia's plan effective on December 31, 1994. The merger of the defined benefit plans resulted in a reduction in pension expense for the Company in 1994. During the year ended December 31, 1995 and period ended May 29, 1996, the Company made contributions to Leucadia's plan based on its allocable share of expenses in the amounts of $10,676 and $3,750, respectively.

(9) COMMITMENTS AND CONTINGENCIES

  In the normal course of business, there are outstanding commitments and contingent liabilities that are not reflected in the financial statements. At December 31, 1995 and May 29, 1996, the Company had outstanding loan commitments of $403,000 and $395,300, respectively, which bear interest at rates ranging from 12% to 14%. Management does not expect any material losses to result from these matters.

  At December 31, 1995 and May 29, 1996, the Company had operating leases for office space expiring in August 1996 and future minimum annual rental commitments were $19,800 and $2,000, respectively. In addition, the Company was subject to additional rent based upon increases in the Consumer Price Index.

  There are various lawsuits pending against the Company. In the opinion of management, after consultation with counsel, it is remote that losses, if any, arising from such claims will be material to the financial position or results of operations of the Company.

(10) FAIR VALUE OF FINANCIAL INSTRUMENTS

  SFAS No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about certain financial instruments, whether or not recognized on the balance sheet. Where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In addition, SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not purport to represent and should not be considered representative of the underlying market or franchise value of the Company.

  The methods and assumptions used to estimate the fair value of each class of the financial instruments are described below:

  Loans Receivable -- As described in Note 1, the carrying amount of loans receivable is the estimated fair value of such loans.

                         TRANSPORTATION CAPITAL CORP.

                                 MAY 29, 1996
  Cash and Cash Equivalents -- For short-term investments, the carrying amount approximates fair value.

  Debentures Payable to SBA -- The fair value of the debentures payable to SBA is estimated based upon current market interest rates for similar debt.

  The carrying amounts and estimated fair values of the Company's financial instruments are as follows:

                                       DECEMBER 31, 1995       MAY 29, 1996
                                     --------------------- ---------------------
                                      CARRYING     FAIR     CARRYING     FAIR
                                       AMOUNT     VALUE      AMOUNT     VALUE
                                     ---------- ---------- ---------- ----------
Financial assets --
 Loans receivable................... $9,154,139 $9,154,139 $9,312,331 $9,312,331
 Cash and cash equivalents..........  7,780,717  7,780,717  6,797,183  6,797,183
Financial liabilities --
 Debentures payable to SBA..........  6,730,000  7,189,000  5,640,000  5,954,000

(11) SUBSEQUENT EVENTS

  On February 11, 1997, the SBA approved an amendment to the charter of the Company, converting the Company from a SSBIC to a SBIC. The conversion eliminates the restriction for the Company to lend only to individuals as being socially or economically disadvantaged, or to small business concerns that are at least 50% owned by such persons, as defined in the SBIA subject to certain restrictions.

  Effective January 1, 1997, Medallion Financial Corp. decided to merge all of the assets and liabilities of the Company into Medallion Funding Corp., a wholly owned subsidiary of Medallion Financial Corp., subject to the approval of the SBA. Medallion Financial Corp. expects to complete the merger by the end of the second quarter of 1997.

                          TRANSPORTATION CAPITAL CORP.

          SCHEDULE OF INVESTMENTS OTHER THAN INVESTMENTS IN AFFILIATES

                                       DECEMBER 31, 1995                            MAY 29, 1996
                            -----------------------------------------  -----------------------------------------
                            NUMBER                                     NUMBER
                              OF   PRINCIPAL                             OF   PRINCIPAL
 LOANS BY COLLATERAL TYPE   LOANS   BALANCE    FAIR VALUE  BOOK VALUE  LOANS   BALANCE    FAIR VALUE  BOOK VALUE
 ------------------------   ------ ----------  ----------  ----------  ------ ----------  ----------  ----------
 MEDALLIONS:
  New York...............     17   $  797,932  $  797,932  $  797,932    12   $  618,280  $  618,280  $  618,280
  Boston.................     80    3,400,557   3,400,557   3,400,557    75    3,131,238   3,131,238   3,131,238
  Cambridge..............     45    1,984,198   1,971,598   1,971,598    48    2,291,251   2,287,851   2,287,851
  Chicago................     87    1,647,561   1,647,561   1,647,561    94    2,029,924   2,023,624   2,023,624
  Newark.................     12      158,157     156,836     156,836     8       91,342      91,342      91,342
                             ---   ----------  ----------  ----------   ---   ----------  ----------  ----------
  Total medallions.......    241    7,988,405   7,974,484   7,974,484   237    8,162,035   8,152,335   8,152,335
 NEW YORK RADIO CARS.....     35      599,694     238,198     238,198    32      535,696     201,605     201,605
 MINUTEMAN RECEIVABLES...      3    1,217,371     950,199     950,199     2    1,231,012     962,386     962,386
 OTHERS..................    --           --          --          --    --           --          --          --
                             ---   ----------  ----------  ----------   ---   ----------  ----------  ----------
  Subtotal...............    279    9,805,470   9,162,881   9,162,881   271    9,928,743   9,316,326   9,316,326
 RECEIVABLE FOR
  FORECLOSURE EXPENSES...    --        10,144      10,144      10,144   --         8,766       8,766       8,766
 UNAPPLIED COLLECTIONS...    --       (18,886)    (18,886)    (18,886)  --       (12,761)    (12,761)    (12,761)
                             ---   ----------  ----------  ----------   ---   ----------  ----------  ----------
  Total loans receivable,
   net...................    279   $9,796,728  $9,154,139  $9,154,139   271   $9,924,748  $9,312,331  $9,312,331
                             ===   ==========  ==========  ==========   ===   ==========  ==========  ==========


   The accompanying notes are an integral part of these financial statement.

                         TRANSPORTATION CAPITAL CORP.

                 SCHEDULE OF LOANS TO SMALL BUSINESS CONCERNS
                                 MAY 29, 1996

  It is the Company's policy to make loans to persons who qualify under Small Business Administration regulations as socially or economically disadvantaged and to entities which are at least 50%-owned by such persons.

  Substantially all of the Company's loans are for the purpose of financing the purchase of New York City, Boston, Cambridge, Chicago and Newark taxi medallions, taxi cabs, car radio rights, radio cars and related assets (the Collateral). It is the Company's policy that these loans are collateralized by a first priority perfected security interest in the collateral.

  The distribution of loans at May 29, 1996 by rate of interest is as follows:

                           NUMBER                            BALANCE    INTEREST
                          OF LOANS                         OUTSTANDING    RATE
                          --------                         -----------  --------
                               2                           $  106,941      9.50%
                               3                              119,292     10.00
                               2                              288,838     10.50
                              28                            1,326,481     11.00
                              38                              667,453     12.00
                               2                               52,028     12.50
                              66                            1,793,509     13.00
                               2                                6,978     13.25
                              47                            1,768,645     13.50
                               3                               88,268     13.75
                              41                            1,942,791     14.00
                              11                              157,874     14.25
                               5                            1,265,835     14.50
                               1                               54,236     14.75
                              13                              166,207     15.00
                               3                               19,576     15.75
                               1                               10,609     16.00
                               2                               57,670     16.50
                               1                               35,512     16.75
                             ---                            ---------
                             271                            9,928,743     13.08%
                             ===
   RECEIVABLES FOR FORECLOSURE EXPENSES...................      8,766
   UNAPPLIED COLLECTIONS..................................    (12,761)
                                                           ----------
                                                           $9,924,748
                                                           ==========
                                                                        PERCENT
                                                                        --------
   COMPOSITION OF LOAN PORTFOLIO:
    New York medallions...................................    618,280      6.22%
    New York radios and others............................    535,696      5.40
    New York minuteman receivables........................  1,231,012     12.40
    Newark medallions.....................................     91,342      0.92
    Boston medallions.....................................  3,131,238     31.54
    Cambridge medallions..................................  2,291,251     23.08
    Chicago medallions....................................  2,029,924     20.44
                                                           ----------    ------
     Total composition of loan portfolio.................. $9,928,743    100.00%
                                                           ==========    ======

  The accompanying notes are an integral part of these financial statements.

                  SCHEDULE OF LOANS TO SMALL BUSINESS CONCERNS
                               DECEMBER 31, 1995

  The distribution of loans at December 31, 1995 by rate of interest is as follows:

                           NUMBER                            BALANCE    INTEREST
                          OF LOANS                         OUTSTANDING    RATE
                          --------                         -----------  --------
                               2                           $  115,650      9.50%
                               3                              125,384     10.00
                              10                              361,560     11.00
                              51                            1,231,411     12.00
                               2                               64,923     12.50
                              48                            1,234,511     13.00
                               4                               22,065     13.25
                              50                            1,740,372     13.50
                               5                              210,120     13.75
                              50                            2,516,760     14.00
                              18                              393,213     14.25
                               6                            1,254,777     14.50
                               1                               55,707     14.75
                              16                              217,328     15.00
                               2                               65,072     15.50
                               4                               27,918     15.75
                               1                               13,296     16.00
                               2                               61,934     16.50
                               3                               88,006     16.75
                               1                                5,463     17.00
                                                           ----------
                             279                            9,805,470     13.46
                             ===
   RECEIVABLES FOR FORECLOSURE EXPENSES...................     10,144
   UNAPPLIED COLLECTIONS..................................    (18,886)
                                                           ----------
                                                           $9,796,728
                                                           ==========
                                                                        PERCENT
                                                                        --------
   COMPOSITION OF LOAN PORTFOLIO:
    New York medallions................................... $  797,932      8.14
    New York radios and others............................    599,694      6.12
    New York minuteman receivables........................  1,217,371     12.41
    Newark medallions.....................................    158,157      1.61
    Boston medallions.....................................  3,400,557     34.68
    Cambridge medallions..................................  1,984,198     20.24
    Chicago medallions....................................  1,647,561     16.80
                                                           ----------    ------
   Total composition of loan portfolio.................... $9,805,470    100.00%
                                                           ==========    ======

   The accompanying notes are an integral part of these financial statements.

                               INSIDE BACK COVER

Graphic Material. Description: Five tables of financial trends from 1991 through 1996: (i) Total Gross Loans Serviced for Third Parties and Medallion Loans and Commercial Installment Loans, (ii) Price of New York City Medallions, (iii) Total Medallion and Commercial Installment Loan Portfolio, (iv) Total Commercial Installment Loan Portfolio and (v) Gross Loans Serviced for Third Parties.

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  NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MEDALLION FINANCIAL CORP. OR BY ANY OF THE UNDERWRITERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES OTHER THAN THOSE TO WHICH IT RELATES OR AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY, TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER AT ANY TIME IMPLIES THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                               ----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
Risk Factors...............................................................  11
The Company................................................................  19
Use of Proceeds............................................................  22
Additional Information.....................................................  22
Dilution...................................................................  23
Distributions and Price Range of Common Stock..............................  23
Capitalization.............................................................  25
Selected Financial Data....................................................  26
Management's Discussion and Analysis of
 Financial Condition and Results of
 Operations................................................................  36
Business...................................................................  47
Investment Objectives, Policies and
 Restrictions..............................................................  59
Management.................................................................  62
Principal Stockholders.....................................................  67
Certain Transactions.......................................................  68
Determination of Net Asset Value...........................................  69
Dividend Reinvestment Plan.................................................  70
Federal Income Tax Considerations..........................................  71
Description of Capital Stock...............................................  74
Regulation.................................................................  77
Shares Eligible for Future Sale............................................  80
Underwriting...............................................................  82
Custodian, Transfer Agent, Dividend
 Disbursing Agent and Registrar............................................  83
Reports to Stockholders....................................................  83
Validity of Shares.........................................................  84
Experts....................................................................  84
Index to Financial Statements.............................................. F-1

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                               4,000,000 SHARES

                                    MEDALLION
                                 FINANCIAL CORP.

LOGO

                                 COMMON STOCK
                          (PAR VALUE $.01 PER SHARE)

                               ----------------

                                  PROSPECTUS

                               ----------------

                                  FURMAN SELZ

                           BEAR, STEARNS & CO. INC.

                            EVEREN SECURITIES, INC.

                              J.C. BRADFORD & CO.

                                 MAY 13, 1997

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